Exhibit 10.55
Standard Form of Agreement Between Owner and Contractor
where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price
AGREEMENT made as of the 18th day of August in the year two thousand and five
(In words, indicate day, month and year)
BETWEEN the Owner:
(Name, address and other information)
John B. Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, Illinois 60007
and the Contractor:
(Name, address and other information)
McShane Construction Corporation
9550 West Higgins Road, Suite 200
Rosemont, Illinois 60018
The Project is:
(Name and location)
Expansion and Modification of Existing Panasonic Building
Southeast corner of 1-90 and Randall Road.
Elgin, Illinois
The Architect is:
(Name, address and other information)
Heitman Architects
555 Pierce Road, Suite 105
Itasca, Illinois 60143
The Owner and Contractor agree as follows.
ARTICLE 1 THE CONTRACT DOCUMENTS
The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.
ARTICLE 2 THE WORK OF THIS CONTRACT
The Contractor shall fully execute the Work described in the Contract Documents, and reasonably inferable by Contractor as necessary to achieve the results intended by the
ADDITIONS AND DELETIONS:
The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.
This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.
This document is not intended for use in competitive bidding.
AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.
This document has been approved and endorsed by the Associated General Contractors of America.

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.
ARTICLE 3 RELATIONSHIP OF THE PARTIES
The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor’s skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.
ARTICLE 4 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
§ 4.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)
~~fixed in a notice to proceed to be issued by the Owner.~~
If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic’s liens and other security interests, the Owner’s time requirement shall be as follows:
§ 4,2 The Contract Time shall be measured from the date of commencement.
§4.3 The Contractor shall complete the Work and shall achieve Substantial Completion of the entire Work as set forth ~~not later than (TBD) days from the date of commencement, and is predicated~~ on ~~or as follows;~~ the Project Construction Schedule, which is attached as Exhibit A.
(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)
(Paragraph deleted)
, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time, or for bonus payments for early completion of the Work.)
ARTICLE 5 BASIS FOR PAYMENT
§ 5.1 CONTRACT SUM
§ 5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor’s performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor’s Fee.
§ 5.1.2 The Contractor’s Fee is:
(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor’s Fee, and describe the method of adjustment of the Contractor’s Fee for changes in the Work.)
The Contractor’s Fee is calculated as a percentage of the Cost of the Work as described in the following fee schedule:
TOTAL FINAL CONTRACT SUM

	First	Next	Next
	$10MM	$10MM	$10MM	Over
	($0-10MM)	($10-20MM)	($20-30MM)	$30MM
All Work	4.75%	4.25%	3.75%	2.75%

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1956, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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All professional fees paid or incurred by Contractor for architectural, civil or structural engineering drawings, plans, renderings or specifications and all insurance premiums paid or incurred by Contractor shall be excluded from the Cost of the Work in calculating the Contractor’s Fee.
§ 5.2 GUARANTEED MAXIMUM PRICE
§ 5.2.1 ~~The sum of the Cost of the Work and the Contractor’s Fee is guaranteed by the Contractor not to exceed ______ Dollars ($_____), subject-to additions and deductions by Change Order as provided in the Contract-Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.~~ The Estimated Contract Sum is summarized in Exhibit B. The Estimated Contract Sum is Contractor’s best judgment as to the amount of the final Contract Sum upon completion of the Work. No fixed limit of the Cost of the Work shall be established as a condition of this Agreement by the furnishing, proposal or establishment of the Estimated Contract Sum.
~~(Insert specific provisions if the Contractor is to participate in any savings.)~~
§ 5.2.2 The Estimated Contract Sum ~~Guaranteed Maximum Price~~ is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)
See Exhibit F.
§ 5.2.3 Unit prices, if any, are as follows;

Description	Units	Price ($0.00)
See Exhibit F.
§ 5.2.4 Allowances, if any, are as follows
(Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

Allowance	Amount ($0.00)	Included items
See Exhibit F.
§ 5.2.5 Assumptions, if any, on which the Estimated Contract Sum ~~Guaranteed Maximum Price~~ is based are as follows:
See Exhibit F.
§ 5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Estimated Contract Sum ~~Guaranteed Maximum Price~~ for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.
ARTICLE 6 CHANGES IN THE WORK
§ 6.1 Adjustments to the Estimated Contract Sum ~~Guaranteed Maximum Price~~ on account of changes in the Work may be determined by any of the methods listed in Section 7.3.3 of AIA Document A201-1997.
§ 6.2 In calculating adjustments to subcontracts (except those awarded with the Owner’s prior consent on the basis of cost plus a fee), the terms “cost” and “fee” as used in Section 7.3.3.3 of AIA Document A201-1997 and the terms “costs” and “a reasonable allowance for overhead and profit” as used in Section 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner’s prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.
§ 6.3 In calculating adjustments to the Estimated Contract Sum ~~Guaranteed- Maximum Price~~, the terms “cost” and “costs” as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms “fee” and “a reasonable allowance for overhead and profit” shall mean the Contractor’s Fee as defined in Section 5.1.2 of this Agreement.

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1956, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 6.4 If no specific provision is made in Section 5.1 of this Agreement or Section 7.3.6 of AIA Document A201-1997 for adjustment of the Contractor’s Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Section 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor’s Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Estimated Contract Sum ~~Guaranteed Maximum Price~~ shall be adjusted accordingly.
ARTICLE 7 COSTS TO BE REIMBURSED
§ 7.1 COST OF THE WORK
The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.
§ 7.2 LABOR COSTS
§ 7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner’s approval, at off-site workshops.
§ 7.2.2 Wages or salaries of the Contractor’s supervisory and administrative personnel (project executive, senior project manager, project manager, project engineer, superintendent, MEP superintendent, assistant superintendent, clerical, estimator, safety engineer) whether ~~when~~ stationed at the site or at Contractor’s principal office for that portion of their time required for the Work, ~~with the Owner’s approval.~~
(If it is intended that the wages or salaries of certain personnel stationed at the Contractor’s principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)
§ 7.2.3 Wages and salaries of the Contractor’s supervisory or administrative personnel (as defined in Subparagraph 7.2.2 engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.
§ 7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, incentive compensation, vehicle allowance, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, incentive compensation, vehicle allowance, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Sections 7.2.1 through 7.2.3.
7.2.5 Wages and associated costs described in 7.2.1 through 7.2.4 are detailed on the Billing Rate Schedule, attached as Exhibit C.
§ 7.3 SUBCONTRACT COSTS
§ 7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.
§ 7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION
§ 7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction. Eixcept with the Owner’s prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.
§ 7.4.2 Costs of materials described in the preceding Section 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall be properly stored during performance of the Work and shall become the Owner’s property or disposed of at Owner’s direction at the completion of the Work or, at the Owner’s option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.
§ 7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS
§ 7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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(less remaining market ~~salvage~~ value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.
§ 7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner’s prior approval.
§ 7.5.3 Costs of removal of debris from the site.
§ 7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.
§ 7.5.5 That portion of the reasonable expenses of the Contractor’s personnel incurred while traveling in discharge of duties connected with the Work.
§ 7.5.6 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.
§ 7.6 MISCELLANEOUS COSTS
§ 7.6.1 That portion of insurance ~~and-bond~~ premiums required by ~~that-can be directly-attributed to~~ this Contract: For Contractor’s Liability Insurance as defined in Section. ~~Subparagraph~~ 11.1 of AIA Document A201-11997 and with limits as defined in Article 16 of this Agreement, an amount equal to 1.18% of the Cost of the Work.
For Contractor-provided Property Insurance as defined in Section ~~Sabparagraph~~ 11.4 of AIA Document A201-1997, an amount equal to 0.09% of the Cost of the Work.
§ 7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work.
§7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.
§ 7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Section 7.7.3.
§ 7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner’s consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor’s Fee ~~or subject to the Guaranteed Maximum Price~~. If such royalties, fees and costs are excluded by the last sentence of Section 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.
§ 7.6.6 Data processing costs related to the Work.
§ 7.6.7 Deposits lost for causes other than the Contractor’s negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.
§7.6.8 Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner’s prior written approval; which approval shall not be unreasonably withheld.
§ 7.6.9 Expenses incurred in accordance with the Contractor’s standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner in writing.

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 7.7 OTHER COSTS AND EMERGENCIES
§ 7.7.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.
§ 7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, to the extent not caused by negligence of Contractor, any of its subcontractors, or anyone for whom either is responsible, as provided in Section 10.6 of AIA Document A201-1997.
§ 7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers, provided failure of coverage is not due to Contractor’s or Subcontractor’s breach of or default under a contract for insurance.
ARTICLE 8 COSTS NOT TO BE REIMBURSED
§ 8.1 The Cost of the Work shall not include:
§ 8.1.1 Salaries and other compensation of the Contractor’s personnel stationed at the Contractor’s principal office or offices other than the site office, except as specifically provided in Sections 7.2.2 and 7.2.3 or as may be provided in Article 14.
§ 8.1.2 Expenses of the Contractor’s principal office and offices other than the site office.
§ 8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.
§ 8.1.4 The Contractor’s capital expenses, including interest on the Contractor’s capital employed for the Work.
§ 8.1.5 Rental costs of machinery and equipment, except as specifically provided in Section 7.5.2.
§ 8.1.6 Except as provided in Section 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.
§ 8.1.7 Any cost not specifically and expressly described in Article 7.
~~§ 8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded~~.
ARTICLE 9 DISCOUNTS, REBATES AND REFUNDS
§ 9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.
§ 9.2 Amounts that accrue to the Owner in accordance with the provisions of Section 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.
ARTICLE 10 SUBCONTRACTS AND OTHER AGREEMENTS
§ 10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor’s own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine with the advice of the Contractor and the

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.
~~§ 10.2 If a specific bidder among those whose bids are delivered by the Contractor- to the Architect (1) is recommended to the Owner by the Contractor: (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that confirms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the -difference between the bid of the persen-or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with -the person or entity designated by the Owner.~~
§ 10.23 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.
ARTICLE 11 ACCOUNTING RECORDS
The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor’s records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating specifically to this Contract, and only for those items which are not provided by the Contractor on a lump sum basis as described in Subparagraph 12.1.5,and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.
ARTICLE 12 PAYMENTS
§ 12.1 PROGRESS PAYMENTS
§ 12.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents for Work approved by Owner.
§ 12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, ~~or as follows:~~
§ 12.1.3 Provided that an Application for Payment is received by the Architect not later than the fifth (5th) day of a month, the Owner shall make payment to the Contractor not later than the fifth (5th) day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than thirty (30) days after the Architect receives the Application for Payment.
§ 12.1.4 With each Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor’s Fee; plus (3) payrolls for the period covered by the present Application for Payment, plus (4) retainage . Along with each Application for Payment or_contemporaneous with payment. Contractor shall deliver its general lien waiver and further lien waivers from all major Subcontractors on the project waiving liens for Work for which payment was requested by Contractor and paid for by Owner on the preceding Application for Payment. Major Subcontractors shall mean those Subcontractors and material suppliers having contracts with Contractor in respect to this project in excess of $25,000.00, provided, however, that Contractor shall provide such lien waivers from subcontractors as required by the title company for the title company to provide coverage over mechanics lien claims.
§ 12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values, which is included as Exhibit B, shall allocate the entire Estimated Contract Sum ~~Guaranteed Maximum-Price~~ among the various portions of the Work, except that the Contractor’s Fee shall be shown as a single separate item. Those items indicated by an asterisk (*) on Exhibit B shall be provided by the Contractor on a lump sum basis. The schedule of values may include a Contractor contingency, which contingency shall be allocated at the Contractor’s reasonable and sole discretion to maintain the progress of the Work consistent with the Contract Documents. The schedule of values

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor’s Applications for Payment.
§ 12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Estimated Contract Sum ~~Guaranteed Maximum Price~~ allocated to that portion of the Work in the schedule of values.
§ 12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:
.1	take that portion of the Estimated Contract Sum ~~Guaranteed Maximum Price~~ properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Estimated Contract Sum ~~Guaranteed Maximum Price~~ allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.8 of AIA Document A201-1997;

.2	add that portion of the Estimated Contract Sum ~~Guaranteed Maximum Price~~ properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3	add the Contractor’s Fee, less retainage of Ten percent (10%) of the Contractor’s Fee allocated to the first fifty percent (50%) of the value of the Work that is completed; after fifty percent (50%) of the Work is completed, retainage on Contractor’s Fee shall be reduced to five percent (5%) of the Contractor’s Fee allocated to the value of all Work that is completed to date. The Contractor’s Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Section 5.1.2 or, if the Contractor’s Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.4	subtract the aggregate of previous payments made by the Owner;

.5	subtract the shortfall, if any, indicated by the Contractor in the documentation required by Section 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s accountants in such documentation; and

.6	subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201-1997.
§ 12.1.8 ~~Except with the Owner’s prior approval. p~~Payments to Subcontractors shall be subject to retainage of ~~not less than~~ ten percent (10%) of the first fifty percent (50%) of the value of the Work that is completed; after fifty percent (50%) of the Work is completed, retainage on the payments to Subcontractors shall be reduced to five percent (5%) of the value of all Work that is completed to date. Retainage may be further reduced on specific Subcontracts with approval of Owner and Architect. The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.
§ 12.1.9 In taking action on the Contractor’s Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Section 12.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor

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has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s accountants acting in the sole interest of the Owner.
§ 12.2 FINAL PAYMENT
§ 12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:
.1	the Contractor has fully performed the Contract except for the Contractor’s responsibility to correct Work (after final payment) as provided in Section 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

.2	a final Certificate for Payment has been issued by the Architect.
§ 12.2.2 The Owner’s final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect’s final Certificate for Payment, ~~or as follows:~~
§ 12.2.3 The Owner’s accountants will review and report in writing on the Contractor’s final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner’s accountants report to be substantiated by the Contractor’s final accounting, and provided the other conditions of Section 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner’s accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding a certificate as provided in Section 9.5.1 of the AIA Document A201-1997. The time periods stated in this Section 12.2.3 supersede those stated in Section 9.4.1 of the AIA Document A201-1997.
§ 12.2.4 If the Owner’s accountants report the Cost of the Work as substantiated by the Contractor’s final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor’s receipt of a copy of the Architect’s final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner’s accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect’s final Certificate for Payment.
§ 12.2.5 If, subsequent to final payment and at the Owner’s request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor’s Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment., ~~but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Section 5.2, the amount of such savings shall he recalculated and appropriate credit given to the Owner in determining the net amount to-be paid by the Owner to the Contractor.~~
ARTICLE 13 TERMINATION OR SUSPENSION
§ 13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Section 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Section 13.2 below, ~~except that the Contractor’s Fee-shall be-calculated as if the-Work had been-fully completed-by-the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.~~
§ 13.2 The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Section 14.2.4 of AIA Document A201-1997 shall not ~~cause the Guaranteed Maximum Price to be exceeded, nor shall it~~ exceed an amount calculated as follows:
§ 13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;
§ 13.2.2 Add the Contractor’s Fee computed upon the Cost of the Work to the date of termination at the rate stated in Section 5.1.2 or, if the Contractor’s Fee is stated as a fixed sum in that Section, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 13.2.3 Subtract the aggregate of previous payments made by the Owner.
§ 13.3 The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Section 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.
§ 13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Estimated Contract Sum ~~Guaranteed Maximum Price~~ and Contract Time shall be increased as provided in Section 14.3.2 of AIA Document A201-1997 except that the term “profit” shall be understood to mean the Contractor’s Fee as described in Sections 5.1.2 and Section 6.4 of this Agreement.
ARTICLE 14 MISCELLANEOUS PROVISIONS
§ 14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.
§ 14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)
~~Owner shall pay interest on unpaid approved amounts (upon receipt of invoice) from and after its due date, to and including the date of payment, at the rate of four percent (4%) per anum above the rate designated as the Prime Rate-by-LaSalle Bank. NA (or similar institution if said Bank shall cease- to exist or publish such a Prime-Rate) from the date when the same is due hereunder until the same be paid, but if such rate shall exceed the highest rate allowed-by law, such rate shall be reduced to the highest rate allowed by law.~~ Refer to Section 13.6.1 of A201.
(Usury laws and requirements under the federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner’s and Contractor’s principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)
§ 14.3 The Owner’s representative is:
(Name, address and other information.)
Chuck Nicketta
Vice President of Manufacturing
John B. Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, Illinois 60007
847/539-2300 ext. 6583
§ 14.4 The Contractor’s representative is:
(Name, address and other information )
Mark Tritschler
McShane Construction Corporation
9550 West Higgins Road, Suite 200
Rosemont. Illinois 60018
847/692-8615
§ 14.5 Neither the Owner’s nor the Contractor’s representative shall be changed without ten days’ written notice to the other party.

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§ 14.6 Other provisions:
ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS
§ 15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:
§ 15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document Al11-1997, as amended.
§ 15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997, as amended.
§ 15.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated, and are as follows:

Document	Title	Pages
§ 15.1.4 The Specifications are those contained in the Project Manual dated as in Section 15.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)
Refer to Exhibit D — Specification List — Not Used
§ 15.1.5 The Drawings are as follows, and are dated            unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)
Refer to Exhibit E — Drawing List
§ 15.1.6 The Addenda, if any, are as follows:

Number	Date	Pages
N/A
Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.
§ 15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
(List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor’s bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)
Exhibit F — Clarifications
Exhibit G — Legal Description
Exhibit H — Geotechnical
Exhibit I — Environmental
ARTICLE 16 INSURANCE AND BONDS
(List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.)
The insurance required by Section 11.1.1 of AIA Document A201-1997 shall be written for the following amounts:
Commercial General Liability:
$1,000,000 each occurrence
$100,000 fire damage (any one fire)
$5,000 medical expenses (any one person)
$1,000,000 personal and advertising injury
$2,000,000 general aggregate
$2,000,000 products-completed operations aggregate
$5,000,000 umbrella each occurrence and aggregate

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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Automobile Liability:
$1.000.000 combined single limit (each accident)
Workers Compensation: Statutory Limits
Employer’s Liability:
$1,000,000 each accident
$1,000,000 disease-each employee
$ 1,000,000 disease-policy limit
Contractor shall name Owner and Owner’s Lender (if requested by Owner) as additional insureds on the Commercial General Liability insurance.
This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

Chuck Nicketta	Jeffrey A. Raday

OWNER (Signature)	CONTRACTOR (Signature)

Chuck Nicketta, Vice President of
Manufacturing	Jeffrey A. Raday, President

(Printed name and title)	(Printed name and title)

AIA Document A111™ — 1997. Copyright © 1920, 1925, 1951, 1956, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:23:56 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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General Conditions of the Contract for Construction
for the following PROJECT:
(Name and locution or address):
Expansion and Modification of Existing Panasonic Building
Southeast corner of 1-90 and Randall Road
Elgin, Illinois
THE OWNER:
(Name and address):
John B. Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, Illinois 60007
THE ARCHITECT:
(Name and address):
Heitman Architects
555 Pierce Road, Suite 105
Itasca, Illinois 60143
TABLE OF ARTICLES
1	GENERAL PROVISIONS

2	OWNER

3	CONTRACTOR

4	ADMINISTRATION OF THE CONTRACT

5	SUBCONTRACTORS

6	CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7	CHANGES IN THE WORK

8	TIME

9	PAYMENTS AND COMPLETION

10	PROTECTION OF PERSONS AND PROPERTY

11	INSURANCE AND BONDS

12	UNCOVERING AND CORRECTION OF WORK

13	MISCELLANEOUS PROVISIONS
ADDITIONS AND DELETIONS:
The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.
This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.
This document has been approved and endorsed by The Associated General Contractors of America

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1915, 1925, 1961, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIATM Document is protected by U.S. Copyright Law and international Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at [ILLEGIBLE]
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14	TERMINATION OR SUSPENSION OF THE CONTRACT

(Paragraph deleted)

INDEX
(Numbers and Topics in Bold are Section Headings)

Acceptance of Nonconforming Work
9.6.6, 9.9.3, 12.3
Acceptance of Work
9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work
3.16, 6.2.1, 12.1
Accident Prevention
4.2.3, 10
Acts and Omissions
3.2, 3.3.2, 3.12.8, 3.18, 4.2, 3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5, 13.4.2, 13.7, 14.1
Addenda
1.1.1, 3.11
Additional Costs, Claims for
4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3
Additional Inspections and Testing
9.8.3, 12.2.1, 13.5
Additional Time, Claims for
4.3.4, 4.3.7, 8.3.2
ADMINISTRATION OF THE CONTRACT
3.1.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid
1.1.1
Aesthetic Effect
4.2.13, 4.5.1
Allowances
3.8
All-risk Insurance
11, 4.1.1
Applications for Payment
4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.1.3, 14.2.4, 14.4.3
Approvals
2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5
Arbitration
4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10
Architect
4.1
Architect, Definition of
4.1.1
Architect, Extent of Authority
2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility
2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4,2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect’s Additional Services and Expenses
2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect’s Administration of the Contract
3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5
Architect’s Approvals
2.4, 3.1.3.3, 5.1, 3.10.2, 4.2.7
Architect’s Authority to Reject Work
3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect’s Copyright
1.6
Architect’s Decisions
4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4
Architect’s Inspections
4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect’s Instructions
3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2
Architect’s Interpretations
4.2.11, 4.2.12, 4.3.6
Architect’s Project Representative
4.2.10
Architect’s Relationship with Contractor
1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5

Architect’s Relationship with Subcontractors
1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7
Architect’s Representations
9.4.2, 9.5.1, 9.10.1
Architect’s Site Visits
4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Asbestos
10.3.1
Attorneys’ Fees
3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts
6,1.1, 6.1.2
Award of Subcontracts and Other Contracts for Portions of the Work
5.2
Bask Definitions
1.1
Bidding Requirements
1.1.1, 1.1.7, 5.2.1, 11.5.1
Boiler and Machinery Insurance
11.4.2
Bonds, Lien

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9.10.2
Bonds, Performance, and Payment
7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Building Permit
3.7.1
Capitalization
1.3
Certificate of Substantial Completion
9.8.3, 9.8.4, 9.8.5
Certificates for Payment
4,2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval
13.5.4
Certificates of Insurance
9.10.2, 11.1.3
Change Orders
1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3, 7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2
Change Orders, Definition of
7.2.1
CHANGES IN THE WORK
3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11,4.9
Claim, Definition of
4.3.1
Claims and Disputes
3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3
Claims and Timely Assertion of Claims
4.6.5
Claims for Additional Cost
3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2
Claims for Additional Time
3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2
Claims for Concealed or Unknown Conditions
4.3.4
Claims for Damages
3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4
Claims Subject to Arbitration
4.4.1, 4.5.1, 4.6.1
Cleaning Up
3.15, 6.3
Commencement of Statutory Limitation Period
13.7
Commencement of the Work, Conditions Relating to
2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1
Commencement of the Work, Definition of
8.1.2
Communications Facilitating Contract
Administration
3.9.1, 4.2.4
Completion, Conditions Relating to
1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12,2, 13.7, 14.1.2
COMPLETION, PAYMENTS AND
9
Completion, Substantial
4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Compliance with Laws
1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions
4.3.4, 8, 3.1,10.3
Conditions of the Contract
1.1.1, 1.1.7, 6.1.1, 6.1.4
Consent, Written
1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY
SEPARATE CONTRACTORS
1.1.4, 6
Construction Change Directive, Definition of 7.3.1
Construction Change Directives
1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor’s
1.4.1.2, 3.10, 3.12,1,3.12.2,4.3.7.2, 6.1.3
Contingent Assignment of Subcontracts
5.4, 14.2.2.2
Continuing Contract Performance
4.3.3
Contract, Definition of
1.1.2
CONTRACT, TERMINATION OR
SUSPENSION OF THE
5.4.1.1, 11.4, 9.14
Contract Administration
3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating to
3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1
Contract Documents, The
1.1, 1.2
Contract Documents, Copies Furnished and Use of
1.6, 2.2.5, 5.3
Contract Documents, Definition of
1.1.1
Contract Sum
3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9,4.2, 9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2
Contract Sum, Definition of
9.1
Contract Time
4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4.8, 1.1, 8.2, 8.3.1, 9.5.1, 9.7, 10.3.2, 12.1.1, 14.3.2
Contract Time, Definition of
8.1.1

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1915, 1925, 1961, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIATM Document is protected by U.S. Copyright Law and international Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at [ILLEGIBLE]
User Notes:

CONTRACTOR 3
Contractor, Definition of
3.1, 6.1.2
Contractor’s Construction Schedules
1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contractor’s Employees
3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3,
11.1.1, 11.4.7, 14.1, 14.2.1.1,
Contractor’s Liability Insurance 11.1
Contractor’s Relationship with Separate Contractors and Owner’s Forces
3.12.5, 3.14.2, 4.2.4 ,6, 11.4.7, 12.1.2, 12.2.4
Contractor’s Relationship with Subcontractors
1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7, 11.4.8
Contractor’s Relationship with the Architect
1.1.2, 1.6, 3. 1.3.3.2. 1,3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,

13.4.2, 13.5
Contractor’s Representations
1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractors Responsibility for Those Performing the Work
3,3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Contractor’s Review of Contract Documents
1.5.2, 3.2, 3.7.3
Contractor’s Right to Stop the Work
9.7
Contractor’s Right to Terminate the Contract
4.3.10, 14.1
Contractor’s Submittals
3.10, 3.11, 3.12, 4.2.7, 5.2,1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.5.2
Contractor’s Superintendent
3.9, 10.2.6
Contractor’s Supervision and Construction Procedures
1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14
Contractual Liability Insurance
11.1.1.8, 11.2, 11.3
Coordination and Correlation
1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications
1.6, 2.2.5, 3.11
Copyrights
1.6, 3.17
Correction of Work
2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3
Correlation and Intent of the Contract Documents
1.2
Cost, Definition of
7.3.6
Costs
2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6, 7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3,
11.4, 12.1, 12.2.1, 12.2.4, 13.5, 14
Cutting and Patching
6.2.5, 3.14
Damage to Construction of Owner or Separate
Contractors
3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1,
11.4, 12.2.4
Damage to the Work
3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4
Damages, Claims for
3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4
Damages for Delay
6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of
8.1.2
Date of Substantial Completion, Definition of
8.1.3
Day, Definition of
8.1.4
Decisions of the Architect
4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4
Decisions to Withhold Certification
9.4.1, 9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance,
Rejection and Correction of
2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Defective Work, Definition of
3.5.1
Definitions
1.1, 2.1.1, 3.1. 3. 5.1, 3.12.1, 3.12.2, 3,12.3, 4.1.1, 4.3.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time
3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Disputes
4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8
Documents and Samples at the Site
3.11
Drawings, Definition of
1.1.5
Drawings and Specifications, Use and Ownership of
1.1.1, 1.3, 2.2.5, 3.11, 5.3
Effective Date of Insurance
8.2.2, 11.1.2
Emergencies
4.3.5, 10.6, 14.1.1.2
Employees, Contractor’s

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1915, 1925, 1961, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIATM Document is protected by U.S. Copyright Law and international Treaties. Unauthorized reproduction or distribution of this AIA® Document or any portion of it may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at [ILLEGIBLE]
User Notes:

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1
Equipment, Labor, Materials and
1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Execution and Progress of the Work
1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12, 3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4,
8.2, 9.5, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3
Extensions of Time
3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Failure of Payment
4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Faulty Work
(See Defective or Nonconforming Work)
Final Completion and Final Payment
4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3
Financial Arrangements, Owner’s
2.2.1, 13.2.2, 14.1.1.5
Fire and Extended Coverage Insurance
11.4
GENERAL PROVISIONS
1
Governing Law
13,1
Guarantees (See Warranty)
Hazardous Materials
10.2.4, 10.3, 10.5
Identification of Contract Documents
1.5.1
Identification of Subcontractors and Suppliers
5.2.1
Indemnification
3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7
Information and Services Required of the Owner
2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4
Injury or Damage to Person or Property
4.3.8, 10.2, 10.6
Inspections
3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.5
Instructions to Bidders
1.1.1
Instructions to the Contractor
3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2
Insurance
3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11
Insurance, Boiler and Machinery
11.4.2
Insurance, Contractor’s Liability
11.1
Insurance, Effective Date of
8.2.2, 11.1.2
Insurance, Loss of Use
11.4.3
Insurance, Owner’s Liability
11.2
Insurance, Project Management Protective Liability
11.3
Insurance, Property
10.2.5, 11.4
Insurance, Stored Materials
9.3.2, 11.4.1.4
INSURANCE AND BONDS 11
Insurance Companies, Consent to Partial Occupancy
9.9.1, 11.4.1.5
Insurance Companies, Settlement with
11.4.10
Intent of the Contract Documents
1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest
13.6
Interpretation
1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written
4.2.11, 4.2.12, 4.3.6
Joinder and Consolidation of Claims Required
4.6.4
Judgment on Final Award
4.6.6
Labor and Materials, Equipment
1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 42.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Labor Disputes
8.3.1
Laws and Regulations
1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Liens
2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10
Limitation on Consolidation or Joinder
4.6.4
Limitations, Statutes of
4.6.3, 12.2.6, 13.7
Limitations of Liability
2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7, 12.2.5, 13.4.2
Limitations of Time
2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2,4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1981, 1963, 1968, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA Document is protected by U.S. Copyright Law and international Treaties. Unauthorized reproduction or distribution of this AIA* Document or any portion of it may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order [ILLEGIBLE]
User Notes:

Loss of Use Insurance
11.4.3
Material Suppliers
1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials, Hazardous
10.2.4, 10.3, 10.5
Materials, Labor, Equipment and
1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Means, Methods, Techniques, Sequences and Procedures of Construction
3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic’s Lien
4.4.8
Mediation
4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5
Minor Changes in the Work
1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4
MISCELLANEOUS PROVISIONS
13
Modifications, Definition of
1.1.1
Modifications to the Contract
1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2, 11.4.1
Mutual Responsibility
6.2
Nonconforming Work, Acceptance of
9.6.6, 9.9.3, 12.3
Nonconforming Work, Rejection and Correction of
2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Notice
2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 13.5.1, 13.5.2, 14.1, 14.2
Notice, Written
2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Notice of Testing and Inspections
13.5.1, 13.5.2
Notice to Proceed
8.2.2
Notices, Permits, Fees and
2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Contractor’s
1.5.2, 3.2, 3.7.3, 4.3.4
Occupancy
2.2.2, 9.6.6, 9.8, 11.4.1.5
Orders, Written
1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1
OWNER
2
Owner, Definition of
2.1
Owner, Information and Services Required of the
2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4
Owner’s Authority
1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4, 4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3, 11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4

Owner’s Financial Capability
2.2.1, 13.2.2, 14.1.1.5
Owner’s Liability Insurance
11.2
Owner’s Loss of Use Insurance
11.4.3
Owner’s Relationship with Subcontractors
1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
Owner’s Right to Carry Out the Work
2.4, 12.2.4, 14.2.2.2
Owner’s Right to Clean Up
6.3
Owner’s Right to Perform Construction and to Award Separate Contracts
6.1
Owner’s Right to Stop the Work
2.3
Owner’s Right to Suspend the Work
14.3
Owner’s Right to Terminate the Contract
14.2
Ownership and Use of Drawings, Specifications and Other Instruments of Service
1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3
Partial Occupancy or Use
9.6.6, 9.9, 11.4.1.5
Patching, Cutting and
3.14, 6.2.5
Patents
3.17
Payment, Applications for
4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3, 9.10.5, 11.1.3, 14.2.4, 14.4.3
Payment, Certificates for
4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9 6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Payment, Failure of
4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Payment, Final
4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and
7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Payments, Progress
4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA* Document is protected by U.S. Copyright Law and International Treaties. [ILLEGIBLE] or distribution of this AIA* Document or any portion of it, may result in severe civil and criminal penalties, and will be [ILLEGIBLE] to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order [ILLEGIBLE].
[ILLEGIBLE]

9
Payments to Subcontractors
5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2
PCB
10.3.1
Performance Bond and Payment Bond
7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Permits, Fees and Notices
2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF
10
Polychlorinated Biphenyl
10.3.1
Product Data, Definition of
3.12.2
Product Data and Samples, Shop Drawings
3.11, 3.12, 4.2.7
Progress and Completion
4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4
Progress Payments
4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
Project, Definition of the
1.1.4
Project Management Protective Liability Insurance
11.3
Project Manual, Definition of the
1.1.7
Project Manuals
2.2.5
Project Representatives
4.2.10
Property Insurance
10.2.5, 11.4
PROTECTION OF PERSONS AND PROPERTY
10
Regulations and Laws
1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4,6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work
3.5.1, 4.2.6, 12.2.1
Releases and Waivers of Liens
9.10.2
Representations
1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives
2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes
4.4, 4.5, 4.6
Responsibility for Those Performing the Work
3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage
9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field Conditions by Contractor
1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3
Review of Contractor’s Submittals by Owner and Architect
3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples by Contractor
3.12
Rights and Remedies
1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties, Patents and Copyrights
3.17
Rules and Notices for Arbitration
4.6.2
Safety of Persons and Property
10.2, 10.6
Safety Precautions and Programs
3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6
Samples, Definition of
3.12.3
Samples, Shop Drawings, Product Data and
3.11, 3.12, 4.2.7
Samples at the Site, Documents and
3.11
Schedule of Values
9.2, 9.3.1
Schedules,
1.4.1.2, 3.10, 3. Construction 12.1, 3.12.2, 4.3.7.2, 6.1.3
Separate Contracts and Contractors
1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2, 12.2.5
Shop Drawings, Definition of
3.12.1
Shop Drawings, Product Data and Samples
3.11, 3.12, 4.2.7
Site, Use of
3.13, 6.1.1, 6.2.1
Site Inspections
1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5
Site Visits, Architect’s
4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing
4.2.6, 12.2.1, 13.5
Specifications, Definition of the
1.1.6
Specifications, The
1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17
Statute of Limitations
4.6.3, 12.2,6, 13.7

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA ™ Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software [ILLEGIBLE]
User Notes

Stopping the Work
2.3, 4.3.6, 9.7, 10.3, 14.1
Stored Materials
6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4
Subcontractor, Definition of
5.1.1
SUBCONTRACTORS
5
Subcontractors, Work by
1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7
Subcontractual Relations
5.3, 5.4, 9.3.1.2, 9.6, 9.10 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2
Submittals
1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1, 9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of
6.1.1, 11.4.5, 11.4.7
Substantial Completion
4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Substantial Completion, Definition of
9.8.1
Substitution of Subcontractors
5.2.3, 5.2.4
Substitution of Architect
4.1.3
Substitutions of Materials
3.4.2, 3.5.1, 7.3.7
Sub-subcontractor, Definition of
5.1.2
Subsurface Conditions
4.3.4
Successors and Assigns
13.2
Superintendent
3.9, 10.2.6
Supervision and Construction Procedures
1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6, 8.2, 8.3.1, 9.4.2, 10, 12, 14
Surety
4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of
9.10.2, 9.10.3
Surveys
2.2.3
Suspension by the Owner for Convenience
14.4
Suspension of the Work
5.4.2, 14.3
Suspension or Termination of the Contract
4.3.6, 5.4.1.1, 11.4.9, 14
Taxes
3.6, 3.8.2.1, 7.3.6.4
Termination by the Contractor
43.10, 14.1
Termination by the Owner for Cause
4.3.10, 5.4.1.1, 14.2
Termination of the Architect
4.1.3
Termination of the Contractor
14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT
14
Tests and Inspections
3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3,2, 11.4.1.1, 12.2.1, 13.5
TIME
8
Time, Delays and Extensions of
3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4,1, 8.3, 9.5.1, 9.7.1, 10,3.2, 10.6.1, 14.3.2
Time Limits
2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14

Time Limits on Claims
4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6
Title to Work
9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK
12
Uncovering of Work
12.1
Unforeseen Conditions
4.3.4, 8.3.1, 10.3
Unit Prices
4.3.9, 7.3.3.2
Use of Documents
1.1.1, 1.6, 2.2.5, 3.12.6, 5.3
Use of Site
3.13, 6.1.1, 6.2.1
Values, Schedule of
9.2, 9.3.1
Waiver of Claims by the Architect
13.4.2
Waiver of Claims by the Contractor
4.3.10, 9.10.5, 11.4.7, 13.4.2
Waiver of Claims by the Owner
4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2, 14.2.4
Waiver of Consequential Damages
4.3.10, 14.2.4
Waiver of Liens
9.10.2, 9.10.4
Waivers of Subrogation
6.1.1, 11.45, 11.4.7
Warranty

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This A1A* Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA* Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. [ILLEGIBLE]
User Notes:

3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1.3
Weather Delays
4.3.7.2
Work, Definition of
1.1.3
Written Consent
1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
Written Interpretations
4.2.11, 4.2.12, 4.3.6
Written Notice
2.3, 2,4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Written Orders
1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1
ARTICLE 1 GENERAL PROVISIONS
§ 1.1 BASIC DEFINITIONS
§ 1.1.1 THE CONTRACT DOCUMENTS
The Contract Documents consist of those documents stated in Article 15 of the Agreement between Owner and Contractor (AIA Document A111) between the parties, as modified, and all Modifications thereto, ~~the Agreement between-Owner and Contractor (hereinafter the Agreement), Conditions of the Contest (General, Supplementary and Other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract~~ A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect pursuant to Section 7.4. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor’s bid or portions of Addenda relating to bidding requirements).
§ 1.1.2 THE CONTRACT
The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor (except as provided in Section 5,4 hereof) or Sub-subcontractor, (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entilled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect’s duties.
§ 1.1.3 THE WORK
The term “Work” means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project.
§ 1.1.4 THE PROJECT
The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.
§ 1.1.5 THE DRAWINGS
The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.
§ 1.1.6 THE SPECIFICATIONS
The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.
§1.1.7 THE PROJECT MANUAL
The Project Manual is a volume assembled for the Work which is issued by Architect and may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1928, 1937, 1957, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA, Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA* Document or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on [ILLEGIBLE]
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1.1.8 Addendum: A change to the Contract Documents issued by Architect with Owner’s approval prior to the execution of the Agreement and specifically listed in the Agreement.
1.1.9 Alternate: A variation in Contract requirements on which a separate price is to be received by the Owner as a part of the submission of the Estimated Contract Sum. If the Alternate is accepted in writing by Owner, the variation is then a part of the Contract and the amount of money quoted to be added or deducted from the Estimated Contract Sum is taken into account in determining the Estimated Contract Sum.
1.1.10 Final Completion: The date the Contract has been fully performed, all the Work has been completed and a final Certificate of Payment approved by the Owner has been issued by the Architect.
1.1.11 Not-in-Contract-N.I.C.: Work not included in the Contract.
1.1.12 Or Approved Equal and Equal to: Shall mean products by manufacturers other than those specified in the Contract Documents which the Contractor may submit for substitution and prove to be equal to those specified in the Contract Documents which may be incorporated in the Work after review and acceptance by the Architect and acceptance by the Owner.
1.1.13 Indicated and Shown: Shall mean as detailed, scheduled, or called for in the Contract Documents.
§ 1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS
§ 1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Work shall consist of all items specifically included in the Contract Documents as well as all additional items of work which are reasonably inferable from that which is specified in order to complete the Work in accordance with the Contract Documents. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results. Should any conflicts between the requirements of the Drawings and the Specifications, or any differences within the Drawings themselves or within the Specifications themselves, be discovered or develop, the Architect shall decide which of the conflicting requirements will govern and the Contractor shall perform the Work in accordance with the Architect’s decision. Conflicts or differences which, based upon the Architect’s determination, result in an increase or decrease in cost shall be considered a change in the Work and shall be governed by Article 7.
§ 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.
§ 1.2.3 Unless otherwise stated in the Contract Documents, words and abbreviations which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.
1.2.4 When more than one material, brand, or process is specified for a particular item of Work, the choice shall be the Contractor’s. Contractor may, after notifying the Architect and Owner, select the one it considers to be the best. Approval by Architect or Owner of materials, suppliers, processes, or Subcontractors does not imply a waiver of any Contract requirements including, without limitation, Contractor’s warranty.
1.2.5 All Work shall conform to the Contract Documents. No change therefrom shall be made without review and written acceptance by Architect and Owner.
§ 1.3 CAPITALIZATION
§ 1.3.1 Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 1.4 INTERPRETATION
§ 1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.
§ 1.5 EXECUTION OF CONTRACT DOCUMENTS
§ 1.5.1 The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents ~~upon request~~.
§ 1.5.2 ~~Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.~~ Execution of the Contract by the Contractor is a representation that said Contract Documents are sufficient to have enabled the Contractor to determine the Estimated Contract Sum therein, to enter into the Contract and construct the Work outlined therein, and otherwise to fulfill its obligations hereunder, including, but not limited to, Contractor’s obligations to construct the Work on or before the date(s) of Substantial Completion established in the Agreement. The Contractor further acknowledges and declares that it has visited and examined the site. In connection therewith, Contractor specifically represents and warrants to Owner that it has, by careful examination, satisfied itself as to: (1) the nature, location, and character of the project and the site, (2) the nature, location, and character of the general area in which the Project is located, including without limitation, its climatic conditions, available labor supply and labor costs, and available equipment supply and equipment costs; and (3) the quality and quantity of all materials, supplies, tools, equipment, labor, and professional services necessary to complete the Work in the manner and within the costs and time frame required by the Contract Documents.
In connection with the foregoing, and having carefully examined all Contract Documents, as aforesaid, and having visited the site, the Contractor acknowledges and declares that it has no knowledge of any discrepancies, omissions, ambiguities, or conflicts in said Contract Documents and that if it becomes aware of any such discrepancies, omissions, ambiguities, or conflicts, it will promptly notify Owner and Architect of such fact.
Further, Contractor recognizes the extra degree of care required under the urban site construction circumstances with respect to safety, protection of pedestrians, cleanliness of the site, health and other laws, and protections of existing utilities, adjacent streets, and property. In arriving at the Estimated Contract Sum and the Contract Time, Contractor has, as an experienced and prudent contractor, exercised its best judgment upon the Estimated Contract Sum and the Contract Time.
§ 1.6 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE
§ 1.6.1 The Drawings, Specifications and other similar or related documents, including those in electronic form, and copies thereof, are furnished to the Contractor for the purpose of performing the Work and are, and shall remain, the property of the Owner. ~~prepared by the Architect and the Architect’s consultants are Instruments of Service through which the Work to be executed by the Contractor is described.~~ The Contractor may retain one record set. Neither the Contractor nor any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other similar or related documents, and Owner will retain all common law, statutory, and other reserved rights, in addition to the copyright (including without limitation, the right to create derivative works therefrom). All copies of such documents shall be returned to the Owner upon Completion of the Work, except that the Contractor may retain one record set. ~~documents prepared by the Architect or the Architect’s consultants, and unless otherwise indicated the Architect and the Architect’s consultants shall be deemed the authors of them and will retain all common law, statutory and other reserved rights, in addition to the copyrights. All copies of Instruments of Service, except the Contractor’s record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work.~~ The Drawings, Specifications and other similar or related documents prepared by the Architect and the Architect’s consultants, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner, ~~Architect and the Architect’s consultants.~~ The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce applicable portions of the Drawings, Specifications and other documents ~~prepared by the Architect and the Architect’s consultants~~  appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization shall bear the statutory copyright notice, if any, shown on the Drawings.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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Specifications and other documents ~~prepared by the Architect and the Architect’s consultants.~~ Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of any ~~the Architect’s or Architect’s consultants’~~  copyrights or other reserved rights.
ARTICLE 2 OWNER
§ 2.1 GENERAL
§ 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization. Owner may change its designated representative from time to time upon written notice to the Contractor and the Architect. Except as otherwise provided in Section 4.2.1, the Architect does not have such authority. The term “Owner” means the Owner or the Owner’s authorized representative.
§ 2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.
§ 2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER
§ 2.2.1 The Owner shall, at the written request of the Contractor, prior to commencement of the Work and thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner’s obligations under the Contract. Furnishing of such evidence shall be a condition precedent to commencement or continuation of the Work. After such evidence has been furnished, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.
§ 2.2.2 Except for permits and fees, including those required under Section 3.7.1, which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities. Such approvals and the like shall be provided by Owner within a time and in a manner so as to avoid any unreasonable delays in the Work or schedule of Contractor and shall include only such approvals for permanent facilities which are necessary to perform the Work as set forth in the Contract Documents.
§ 2.2.3 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.
§ 2.2.4 Information or services required of the Owner by the Contract Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the Contractor’s performance of the Work under the Owner’s control shall be furnished by the Owner after receipt from the Contractor of a written request for such information or services. Neither Owner or the Architect shall be required to furnish Contractor with any information concerning subsurface characteristics or conditions. The Contractor shall under take such investigations and studies as may be necessary or useful to determine in general the subsurface characteristics and conditions. Conditions encountered that differ from those identified in such investigations and studies or are otherwise unknown or unusual in nature shall be governed by Section 4.3.4. Contractor shall be responsible for locating (and shall locate prior to performing any Work) all utility lines, telephone company lines and cables, sewer lines, water pipes, gas lines, electrical lines, including, without limitations, all buried pipelines and buried telephone cables and shall perform the Work in such a manner so as to avoid damaging any such lines, cables, pipes and pipelines. Contractor shall rely on the accuracy of all civil engineering drawings, surveys and other information provided by the Owner relative to the existence of underground utility lines as described above.
§ 2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 2.3 OWNER’S RIGHT TO STOP THE WORK
§ 2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or persistently fails to carry out Work in accordance with the Contract Documents or disregards the instructions of Architect or Owner when based on the requirements of the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Section 6.1.3.
§ 2.4 OWNER’S RIGHT TO CARRY OUT THE WORK
§ 2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, or fails within such seven-day period to eliminate (or diligently commence to eliminate) the cause of any stop work order issued under Section 2.3.1 hereof, ~~the Owner may after such seven day period give the Contractor a second written notice to correct such deficiencies within a three day period. If the Contractor within such three day period after receipt of such second notice fails to commence and continue to correct any deficiencies,~~ the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner’s expenses and compensation for the Architect’s additional services made necessary by such default, neglect or failure. ~~Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.~~
ARTICLE 3 CONTRACTOR
§ 3.1 GENERAL
§ 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Contractor” means the Contractor or the Contractor’s authorized representative.
§ 3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.
§ 3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect’s administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.
§ 3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR
§ 3.2.1 Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Section 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it and shall carefully compare such field measurements and conditions and other information known to the Contractor with the Contract Documents before commencing activities. Although the Contractor is not responsible for discovering errors, inconsistencies or omissions in the Contract Documents, errors, inconsistencies or omissions discovered shall be reported to the Architect and Owner at once. ~~These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, emissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Contractor shall be reported promptly to the Architect as a request for information in such form as the Architect may require.~~
3.2.1.1 If any errors, inconsistencies, or omissions in Contract Documents are recognized by the Contractor, any member of its organization, or any of its Subcontractors, the Contractor shall be responsible for notifying the Owner and Architect in the form of a written request for information of such error, inconsistency, or omission before proceeding with the Work. The Architect will take such notice under advisement and within 72 hours render a decision. The Architect’s decision shall be subject to Owner’s approval. If Contractor knowingly fails to give such notice and proceeds with such Work, it shall correct any such errors, inconsistencies, or omissions at no additional costs to the Owner.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 3.2.2 Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Architect, but it is recognized that the Contractor’s review is made in the Contractor’s capacity as a contractor and not as a licensed design professional except as may be ~~unless otherwise~~ specifically provided in ~~the Contract Documents.~~ Paragraph 14.6 of AIA Document Alll, and the Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect and Owner.
§ 3.2.3 If the Contractor believes that additional cost or time is involved because of clarifications or instructions issued by the Architect in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Sections 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Sections 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless the Contractor recognized such error, inconsistency, omission or difference and knowingly failed to report it to the Architect.
3.2.4 Should the Specifications and Drawings fail to particularly describe the material or kind of goods to be used in any place, then it shall be the duly of the Contractor to make inquiry of the Owner and Architect as to what is best-suited.
§ 3.3 SUPERVISION AND CONSTRUCTION PROCEDURES
§ 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible (subject to the terms and provisions of Article 4 hereof) for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage.
§ 3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor’s employees. Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors. It is understood and agreed that the relationship of Contractor to Owner shall be that of an independent contractor. Nothing contained herein or inferable herefrom shall be deemed or construed to (1) make Contractor the agent, servant, or employee of the Owner, or (2) create any partnership, joint venture, or other association between Owner and Contractor. Any direction or instruction by Owner in respect of the Work shall relate to the results the Owner desires to obtain from the Work, and shall in no way affect Contractor’s independent contractor status as described herein.
§ 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.
3.3.4 The Contractor has the responsibility to ensure that all material suppliers and Subcontractors, their agents, and employees adhere to the Contract Documents, and that they order materials on time, taking into account the current market and delivery condition. The Contractor shall be responsible for the space requirements, locations, and routing of its equipment. In areas and locations where the proper and most effective space requirements, locations and routing cannot be made as indicated, the Contractor shall meet with all others involved, before installation, to plan the most effective and efficient method of overall installation.
3.3.5 The Contractor shall establish and maintain bench marks and all other grades, lines, and levels necessary for the Work, report errors or inconsistencies to the Owner and Architect before commencing Work, and review the placement of the building(s) and permanent facilities on the site with the Owner and Architect after all lines are

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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staked out and before foundation Work is started. Contractor shall provide access to the Work for the Owner, the Architect, other persons designated by Owner, and governmental inspectors.
§ 3.4 LABOR AND MATERIALS
§ 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.
§ 3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order.
§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them. Contractor shall also be responsible for labor peace on the Project and shall at all times make its best efforts and judgment as an experienced contractor to adopt and implement policies and practices designed to avoid work stoppages, slowdowns, disputes, or strikes where reasonably possible and practical under the circumstances and shall at all times maintain Project-wide labor harmony.
3.4.4 Materials shall conform to manufacturer’s standards in effect at the date of execution of the Agreement and shall be installed in strict accordance with manufacturer’s directions. The Contractor shall, if required by the Owner or Architect, furnish satisfactory evidence as to the kind and quality of any materials. All packaged materials shall be shipped to the site in the original containers clearly labeled.
3.4.5 When the Contract Documents require the Work, or any part of the same, to be above the standards required by applicable laws, ordinances, rules, and regulations, and other statutory provisions pertaining to the Work, such Work shall be performed and completed by the Contractor in accordance with the Contract Documents.
3.4.6 When the manufacturer’s name, patent numbers, underwriter’s labels, model numbers, or similar identifying marks are required, such markings shall be located as inconspicuously as possible.
§ 3.5 WARRANTY
§ 3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor’s warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Owner or Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.
3.5.2 ALL WARRANTIES SHALL INCLUDE LABOR AND MATERIALS AND SHALL BE SIGNED BY THE MANUFACTURER OR SUBCONTRACTOR AS THE CASE MAY BE AND COMPILED BY THE CONTRACTOR. ALL WARRANTIES SHALL BE ADDRESSED TO THE OWNER AND DELIVERED TO THE ARCHITECT UPON COMPLETION OF THE WORK AND BEFORE OR WITH THE SUBMISSION OF REQUEST FOR ALL FINAL PAYMENT.
3.5.3 The Contractor shall issue in writing to the Owner as a condition precedent to final payment a “General Warranty” reflecting the terms and conditions of this Section 3,5 for all Work under the Contract.
3.5.4 Except when a longer warranty time is specifically called for in the Specification Sections or is otherwise provided by law, the General Warranty shall be for twelve (12) months and shall in form and content otherwise satisfactory to the Owner.
3.5.5 Warranties shall become effective on a date established by the Owner and Architect in accordance with the Contract Documents. This date shall be the Date of Substantial Completion of the entire Work, unless otherwise provided in any Certificate of Partial Substantial Completion approved by the parties.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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3.5.6 If the Architect considers it impractical, because of unsuitable test conditions or some other factors, to execute simultaneous final acceptance of all equipment, portions of the installation may be certified by the Architect for final acceptance, subject to Owner’s approval, when that portion of the system is complete and ready for operation as called for under Section 9.8.1.
3.5.7 The Contractor shall warrant for a period of twelve (12) months that the building(s) shall be watertight and leak-proof at every point and in every area, except where leaks can be attributed to damage to the building(s) by external forces beyond Contractor’s control. The Contractor shall, immediately upon notification by the Owner of water penetration, determine the source of water penetration and, at its own expense or at the expense of its Subcontractor(s), do any work necessary to make the building(s) watertight. Contractor shall also, at its own expense or at the expense of its Subcontractor(s), repair or replace any other damaged material, finishes, and furnishings, damaged as a result of this water penetration, to return the building(s) to its (their) original condition.
3.5.8 In addition to the foregoing stipulations, the Contractor shall comply with all other warranties referred to in any portions of the Contract Documents or otherwise provided by law or in equity, and where warranties overlap, the more stringent requirement shall govern.
3.5.9 If for any reason the Contractor cannot warrant any part of the Work using material or construction methods which have been specified, or shown, it shall notify the Owner and Architect in writing giving reasons, together with the name of product and data on a substitution it can warrant.
§ 3.6 TAXES
§ 3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor which are legally enacted ~~when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.~~
§ 3.7 PERMITS, FEES AND NOTICES
§ 3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections and other consents for general construction including, without limitation, street opening, sidewalk, and other obstructions, access over public ways and storage necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.
§ 3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.
§ 3.7.3 Subject to the other terms and conditions of these General Conditions in general and Sections 1.2.2, 1.2.3, 3.2.1 and 3.2.2 in particular, it ~~It~~ is not the Contractor’s responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.
§ 3.7.4 If the Contractor performs Work (including, without limitation, the installation of any materials or equipment) knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction thereof or related thereto (including all fines and penalties).
§ 3.8 ALLOWANCES
§ 3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.
§ 3.8.2 Unless otherwise provided in the Contract Documents:

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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.1	allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

.2	Contractor’s costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances;

.3	whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3,8.2.1 and (2) changes in Contractor’s costs under Section 3.8.2.2.
§ 3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.
§ 3.9 SUPERINTENDENT
§ 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.
3.9.2 Owner shall have the right, upon notice, to demand the superintendent or other key personnel retained by Contractor be replaced by Contractor. In the event of such demand, Contractor shall, within seven (7) days after notification thereof, replace said individual(s) with an individual satisfactory to Owner, in Owner’s sole discretion.
§ 3.10 CONTRACTOR’S CONSTRUCTION SCHEDULES
§ 3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner’s and Architect’s review and approval ~~information~~ a Contractor’s construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised as required herein and at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work. The schedule shall indicate the proposed starting and completion dates for the various subdivisions of the Work as well as the totality of the Work. The schedule shall in any case be updated every thirty (30) days and submitted to Architect with Contractor’s Application for Payment. Each schedule shall contain a comparison of actual progress with the estimated progress for such point in time stated in the original schedule. If any schedule submitted sets forth a date for Substantial Completion for the Work or any phase of the Work beyond the Date(s) of Substantial Completion established in the Contract (as the same may be extended as provided in the Contract Document(s)), then Contractor shall submit to Architect and Owner for their review and approval a narrative description of the means and methods which Contractor intends to employ to expedite the progress of the Work to ensure timely completion of the various phases of the Work as well as the totality of the Work. To ensure such timely completion, Contractor shall take all necessary action including, without limitation, increasing the number of personnel and labor on the Project and implementing overtime and double shifts. In that event, Contractor shall be entitled to an adjustment in the Estimated Contract Sum and the Schedule.
§ 3.10.2 The Contractor shall prepare and keep current, for the Architect’s approval, a schedule of submittals which is coordinated with the Contractor’s construction schedule and allows the Architect reasonable time to review submittals.
§ 3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.
§ 3.11 DOCUMENTS AND SAMPLES AT THE SITE
§ 3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections (all changes and selections to be approved by the Owner and the Architect in advance) made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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13.11.2 At the Date of Substantial Completion and as a condition precedent to final payment, the Contractor shall furnish the following documents to the Architect for submittal to the Owner: Record Drawings showing the field changes and selections affecting the general construction, mechanical, electrical, plumbing, and all other work, and reasonably indicating the Work as actually installed. These shall consist of carefully drawn markings on a set of reproducible prints of the Architect’s Drawings obtained and paid for by the Contractor. The Contractor shall maintain at the job site one (1) set of Architect’s Drawings and indicate thereon each field change as it occurs.
§ 3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES
§ 3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.
§ 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.
§ 3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.
§ 3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents, Review by the Architect is subject to the limitations of Section 4.2.67. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.
§ 3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.
§ 3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.
§ 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.
§ 3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect’s approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect’s approval thereof.
§ 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect’s approval of a resubmission shall not apply to such revisions.
§ 3.12.10 The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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the Work or unless the Contractor needs to provide such services in order to carry out the Contractor’s responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications. Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.
§ 3.13 USE OF SITE
§ 3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.
§ 3.14 CUTTING AND PATCHING
§ 3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly. It is the intent of the Contract Documents that all areas requiring cutting and patching shall be restored to a completely finished condition acceptable to the Architect and the Owner.
§ 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with prior written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor’s consent to cutting or otherwise altering the Work.
§ 3.15 CLEANING UP
§ 3.15.1 The Contractor at all times shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor’s tools, construction equipment, machinery and surplus materials.
§ 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.
§ 3.16 ACCESS TO WORK
§ 3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.
§ 3.17 ROYALTIES, PATENTS AND COPYRIGHTS
§ 3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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§3.18 INDEMNIFICATION
§ 3.18.1 To the fullest extent permitted by law and to the extent claims, damages, losses or expenses are not covered by Project Management. Protective Liability insurance purchased by the Contractor in accordance with Section 11.3, the Contractor shall indemnify and hold harmless the Owner, Architect, Architect’s consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), but only to the extent caused by the negligent acts or omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Section 3.18.
§ 3.18.2 In claims against any person or entity indemnified under this Section 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Section 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers’ compensation acts, disability benefit acts or other employee benefit acts.
ARTICLE 4 ADMINISTRATION OF THE CONTRACT
§ 4.1 ARCHITECT
§ 4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number, The term “Architect” means the Architect or the Architect’s authorized representative.
§ 4.1.2 ~~Duties, responsibilities and limitations of authority of the Architect as-set forth in the Contract Documents shall not be restricted,— modified- or extended-without written consent of the Owner, Contractor-and-Architect Consent shall not be unreasonably withheld.~~ Owner reserves the right to appoint a representative empowered to act for Owner during the Construction Phase with responsibility superceding that of the Architect to the extent set forth in written notice to the Architect and Contractor. With respect to such superseded responsibilities as set forth in the notice to the Architect and Contractor, Architect shall no longer bear responsibility in those areas from and after the effective date of such notice, unless and only to the extent from the time that Architect shall be redirected to resume responsibility by Owner.
§ 4.1.3 ~~If-the employment of the Architect is terminated, the Owner shall employ a new Architect against whom the Contractor has no reasonable objection and whose status under the Contract Documents -shall -be- that-of the former Architect.~~ Owner may at any time employ or retain any licensed architect against whom the Contractor has no reasonable objection to perform all or any part of the duties of the Architect hereunder or to exercise any of its rights hereunder. Owner shall notify all parties in writing (setting forth the scope of said replacement Architect’s duties and responsibilities) prior to making this change.
§ 4.2 ARCHITECT’S ADMINISTRATION OF THE CONTRACT
§ 4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents., ~~and will be an Owner’s representative (1) during construction, (2) until final- payment is due and (3) with the Owner’s concurrence from time to time during the one year period for correction of Work described in Section 12.2.~~ The Architect will have authority to act on behalf of the Owner only to the extent provided in she Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.
§ 4.2.2 The Architect, as a representative of the Owner, will visit the site at intervals appropriate to the stage of the Contractor’s operations (1) to become ~~generally~~ familiar with and to keep the Owner informed about the progress and quality of the ~~portion of the Work completed,~~ (2) to use best efforts ~~endeavor~~ to guard the Owner against defects and deficiencies in the Work, and (3) to determine ~~in-general~~ if the Work is proceeding ~~being-performed in a manner indicating that the Work, when fully completed, will be in~~ accordance with the Contract Documents. ~~However, the Architect will not be required to make exhaustive or continuous-on-site-inspections to check the quality or-quantity of-the-Work.~~ The Architect will neither have control over or charge of, nor be responsible for, the ~~construction means, methods, techniques, sequences-or procedures, or for the safety~~ precautions and programs in connection with the Work.~~, since these are solely the-Contractor’s rights and responsibilities under the Contract Documents, except~~

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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~~as provided in-Section-3.3.1.~~ The Architect shall be responsible for promptly notifying the Owner of the failure of Contractor. Subcontractors, or any other persons performing any of the Work in failing to use proper construction means, methods, techniques, sequences, procedures, safety precautions and programs, but only to the extent Architect becomes aware of, or should, exercising due professional diligence, be aware of same. The Architect shall also promptly notify Owner in writing of the failure of any of the foregoing parties to carry out the Work in accordance with the Contract Documents.
~~§ 4.2.3 The Architect will not be responsible for the Contractor’s failure to perform the Work in accordance with-the requirements of the-Contract-Documents. The Architect will not have control over or charge of and will not he responsible for acts or omissions-of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.~~
§ 4.2.34 Communications Facilitating Contract Administration. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized by Owner, the Owner and Contractor shall ~~endeavor to~~ communicate with each other through the Architect about matters arising out of or relating to the Contract; provided, however, that Owner may instruct, correspond or negotiate with Contractor directly and in such event shall forward a copy of any writing to Architect and shall advise Architect of any significant instruction, correspondence, or negotiation and shall afford the Architect an opportunity to attend any formal discussions directly between Owner and Contractor, if appropriate. Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.
§ 4.2.45 Based on the Architect’s evaluations of the Contractor’s Applications for Payment, the progress and quality of the Work and Contractor’s application for payment and of all other information available, the Architect shall review and, after consultation with the Owner, certify the amounts due Contractor, ~~the Architect will review and certify the amounts due-the-Contractor and will issue Certificates for Payment in such amounts.~~
§ 4.2.56 The Architect will have the responsibility and authority to reject Work that docs not conform to the Contract Documents, and shall do so unless, after consultation in each instance with the Owner, Owner instructs otherwise. Whenever, in the Architect’s reasonable and professional opinion the Architect considers it necessary or advisable to insure the proper implementation of the language and intent of the Contract Documents, the Architect will have authority, subject to the Owner’s prior approval, to require inspection or testing of the Work in accordance with Sections 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed.  ~~However, neither this authority of the Architect nor a decision made in good faith either-to-exercise Or not to exercise such authority shall give-rise to a duty or responsibility of the-Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.~~
§ 4.2.67 The Architect will promptly review and approve or reject or take other appropriate action upon the Contractor’s submittals such as Shop Drawings, Product Data and Samples, ~~but only for the-limited purpose of checking~~ for conformance with information given and the design concept expressed in the Contract Documents. The Architect’s action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect’s professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect’s review of the Contractor’s submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5 and 3.12, The Architect’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.
§ 4.2.78 The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Section 7.. All Change Orders, Construction Change Directives, field directives and minor changes in the Work shall require the approval of Owner in writing to be binding on Owner.
§ 4.2.89 The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, shall issue a Certificate of Substantial Completion when and as required by the Contract

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Documents, will receive, approve and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.
§ 4.2.9~~10~~ If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect’s responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.
§ 4.2.10~~11~~ Subject to Section 4.3 herein below in respect of Claims, ~~The~~  Architect will, in the first instance, interpret and decide matters concerning performance under and requirements of, the Contract Documents on written request of either the Owner or Contractor. ~~The Architect’s response to such requests will be made in writing within-any-time limits agreed- upon or -otherwise -with-reasonable promptness. If no agreement is made concerning the-time within which interpretations required of the Architect shall -be-furnished in compliance with this Section 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such-interpretations until 15 days after written request is made for them.~~  Upon receipt of such request from either the Owner or Contractor, the Architect shall promptly notify the nonrequesting party in writing of the details of such request. The Architect’s response to such requests will be made (after notifying the nonrequesting party as provided in the preceding sentence) with reasonable promptness, and in no event later than 7 days after the date on which such request is made.
§ 4.2.11~~12~~ Interpretations and decisions of the Architect will be consistent with the language and intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings, as required by Owner. When making such initial interpretations and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor and, will not show partiality to either, ~~and will not be liable for results of interpretations or decisions so rendered in good faith.~~
§ 4.2.12~~13 The Architect’s decisions on matters relating to aesthetic effect will he final if consistent with the intent expressed in the Contract Documents.~~ In reviewing the quality and progress of the Work and submittals received from the Contractor, the Architect is acting solely for the convenience of the Owner in following the Work.
§ 4.3 CLAIMS AND DISPUTES
§ 4.3.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.
§ 4.3.2 Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Architect and the other party.
§ 4.3.3 Continuing Contract Performance. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in Section 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.
§ 4.3.4 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ ~~materially~~ from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature,  ~~which differ materially from those ordinarily found to exist and generally recognized as tnherent in construction activities-of-the-character provided for in the Contract Documents,~~  then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after :he Architect has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted,

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Section 4.4.
§ 4.3.5 Claims for Additional Cost. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Said notice shall itemize all claims and shall contain sufficient detail and substantiating data to permit evaluation of same by Owner and Architect. No such claim shall be valid unless so made. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.6.
§ 4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner’s suspension or (7) other reasonable grounds. Claim shall be filed in accordance with this Section 4.3. Any change in the Estimated Contract Sum resulting from such claim shall be authorized by Change Order or Construction Change Directive, as the case may be.
§ 4.3.7 Claims for Additional Time
§ 4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.
§ 4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction.
§ 4.3.8 Injury or Damage to Person or Properly. Subject to the parties’ obligations and responsibilities under the Contract Documents in general and Article 11 hereof in particular, if either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.
§ 4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.
§ 4.3.10 Claims for Consequential Damages. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes:
.1	damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and
.2	damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.
This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 14. Nothing contained in this Section 4.3.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.
§ 4.4 RESOLUTION OF CLAIMS AND DISPUTES
§ 4.4.1 Decision of Architect. Claims, including those alleging an error or omission by the Architect but excluding those arising under Sections 10.3 through 10.5, may, upon request of both the Contractor and the Owner, ~~shall~~ be referred initially to the Architect for decision. ~~An initial decision-by-the Architect shall be required as a condition precedent to-mediation, arbitration or-litigation of all claims between the-Contractor-and Owner arising prior to the date-final payment is due unless 30 days have-passed after-the-Claim has been referred to the Architect-with-no~~

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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~~decision having been rendered by-the Architect. The Architect will not decide disputes-between the Contractor and persons or entities other-than the Owner.~~
§ 4.4.2 The Architect (if the matter is referred to the Architect for initial decision) will review Claims and within ten days of the receipt of the Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject the Claim in whole or in part, (3) approve the Claim, (4) suggest a compromise, or (5) advise the parties that the Architect is unable to resolve the Claim if the Architect lacks sufficient information to evaluate the merits of the Claim or if the Architect concludes that, in the Architect’s sole discretion, it would be inappropriate for the Architect to resolve the Claim.
§ 4.4.3 In evaluating Claims (if the matter is referred to Architect for initial decision), the Architect may, but shall not be obligated to, consult with or seek information from either party or from persons with special knowledge or expertise who may assist the Architect in rendering a decision. The Architect may request the Owner to authorize retention of such persons at the Owner’s expense.
§ 4.4.4 If the Architect requests a party to provide a response to a Claim or to furnish additional supporting data, such party shall respond, within ten days after receipt of such request, and shall either provide a response on the requested supporting data, advise the Architect when the response or supporting data will be furnished or advise the Architect that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Architect will either reject or approve the Claim in whole or in part.
§ 4.4.5 The Architect will approve or reject Claims (if the matter is referred to Architect for initial decision) by written decision, which shall state the reasons therefor and which shall notify the parties of any change in the Contract Sum or Contract Time or both. ~~The approval or rejection of a Claim by the Architect shall be final and binding on the parties but subject to mediation and-arbitration.~~
~~§ 4.4.6 When a written-decision of the Architect states that (1) the decision is final but subject to mediation and arbitration and (2) a demand for arbitration of a Claim-covered by such decision must be made within 30 days after the date on which the party making-the-demand receives the final written decision, then failure to demand arbitration within said 30 days’ period-shall result in the Architect’s decision becoming-final-and-binding upon the Owner and Contractor. If the Architect renders a decision after arbitration-proceedings have been initiated, such decision may be entered as evidence, but shall not supersede arbitration-proceedings unless the decision is acceptable to all parties concerned.~~
§ 4.4.67 Upon receipt of a Claim against the Contractor or at any time thereafter, the Architect or the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Contractor’s default, the Architect or the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy.
§ 4.4.78 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the Claim by the Architect, by mediation or by arbitration.
4.4.89 Neither the Owner nor the Contractor shall be required to initiate or participate in mediation with respect to claims, disputes or other matters in question between the parties to this Contract arising out of or relating to the Contract or breach thereof. If the parties should mutually determine to participate in mediation, such dispute resolution shall be conducted in accordance with Section 4.5.
§ 4.5 MEDIATION
§ 4.5.1 Subject to Section 4.4.8, ~~A~~any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Sections 4.3.10, 9.10.4 and 9.10.5 shall, after initial decision by the .Architect or 30 days after submission of the Claim to the Architect, be subject to mediation as a condition precedent to arbitration or the institution of legal or equitable proceedings by either party.
§ 4.5.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect. Request for mediation shall be filed in writing with the other party to the Contract

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and with the American Arbitration Association. The request may be made concurrently with the filing of a demand for arbitration but, in such event, mediation shall proceed in advance of arbitration or legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order.
§ 4.5.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.
§ 4.6 ARBITRATION
§ 4.6.1 Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Sections 4.3.10, 9.10.4 and 9.10.5, shall, after decision by the Architect or 30 days after submission of the Claim to the Architect, be subject to arbitration. Prior to arbitration, the parties shall agree whether ~~endeavor~~ to resolve disputes by mediation in accordance with the provisions of Section 4.4.8 and 4.5.
§ 4.6.2 Claims not resolved by mediation shall be decided by arbitration which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association, and a copy shall be filed with the Architect. The prevailing party in any arbitration shall be entitled to an award of reasonable attorneys fees, costs and expenses.
§ 4.6.3 A demand for arbitration shall be made within the time limits specified in Section~~s 4.4.6 and~~ 4.6.1 as applicable, and in other cases within a reasonable time after the Claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Section 13.7.
§ 4.6.4 Limitation on Consolidation or joinder. No arbitration arising out of or relating to the Contract shall include, by consolidation or joinder or in any other manner, the Architect, the Architect’s employees or consultants, except by written consent containing specific reference to the Agreement and signed by the Architect, Owner, Contractor and any other person or entity sought to be joined. No arbitration shall include, by consolidation or joinder or in any other manner, parties other than the Owner, Contractor, a separate contractor as described in Article 6 and other persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration. No person or entity other than the Owner, Contractor or a separate contractor as described in Article 6 shall be included as an original third party or additional third party to an arbitration whose interest or responsibility is insubstantial. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of a Claim not described therein or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.
§ 4.6.5 Claims and Timely Assertion of Claims. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.
§ 4.6.6 Judgment on Final Award. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.
ARTICLE 5 SUBCONTRACTORS
§ 5.1 DEFINITIONS
§ 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term “Subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term “Subcontractor” docs not include a separate contractor or subcontractors of a separate contractor.
§ 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site The term “Sub-subcontractor” is referred to throughout the Contract Documents as if singular in number and means a
Sub-subcontractor or an authorized representative of the Sub-subcontractor.

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK
§ 5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner ~~through the Architect~~  the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect will promptly reply to the Contractor in writing stating whether or not the Owner or the Architect, ~~after due investigation,~~ has  ~~reasonable~~ objection to any such proposed person or entity. Failure of the Owner or Architect to reply promptly shall constitute notice of no reasonable objection.
§ 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made ~~reasonable-and timely~~  objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.
§ 5.2.3 If the Owner or Architect has ~~reasonable~~  objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no ~~reasonable~~ objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.
§ 5.2.4 The Contractor shall not ~~change a~~ engage a substitute Subcontractor for a person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute.
5.2.5 Prior to solicitation of bids from Subcontractors and material suppliers, Contractor shall submit to the Owner and Architect a proposed list of bidders. The Owner reserves the right to approve and add to such bidders list. Such approval shall be in writing.
5.2.6 It is understood that in the event of a conflict between Owner and Architect regarding the selection of subcontractors, the Owner’s decision in selection of subcontractors shall govern.
§ 5.3 SUBCONTRACTS RELATIONS
§ 5.3.1 By appropriate written agreement, ~~written where legally required for validity,~~ the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.
§ 5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS
§ 5.4.1 All subcontract agreements shall conform to the requirements of the Contract Documents and Contractor hereby assigns to Owner (and Owner’s permitted assigns) all its interest in any subcontract agreements and purchase orders now existing or hereinafter entered into by Contractor for performance of any part of the Work, which assignment will be effective upon acceptance by Owner in writing and only as to those subcontract agreements and purchase orders that Owner designates in said writing. It is agreed and understood that Owner may accept said assignment at any time during the course of construction prior to Final Completion, but only upon termination of the Contract by Owner for cause pursuant to Section 14,2. Upon such acceptance by Owner, (1) Contractor shall promptly furnish to Owner true and correct copies of the designated subcontract agreements, and purchase orders,

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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and (2) Owner shall only be required to compensate the designated Subcontractor(s) or supplier(s) for compensation accruing to such party(ies) for Work done or materials delivered from and after the date on which Owner determines to accept the subcontract agreement(s) or purchase order(s). All sums due and owing by Contractor to the designated Subcontractor(s) or supplier(s) for work performed or material supplied prior to Owner’s determination to accept the subcontract agreement(s) or purchase order(s) shall constitute a debt between such parties and Contractor, but only if Owner has reimbursed Contractor for such costs. It is further agreed that all subcontractor agreements and purchase orders shall provide that they are freely assignable by Contractor to Owner and assigns under the terms and conditions stated hereinabove. It is further agreed and understood that such assignment is part of the consideration to Owner for entering into the Contract with Contractor and may not be withdrawn prior to Final Completion. Contractor shall deliver or cause to be delivered to Owner a written acknowledgment in form and substance satisfactory to Owner from each of its Subcontractors and suppliers of the contingent assignment described herein no later than ten (10) days after the date of execution of each subcontract agreement and purchase order with such parties. ~~Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:~~
~~.1    assignment is effective-only after-termination of the Contract by the Owner For-cause-pursuant -to Section 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and~~
~~.2    assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the contract.~~
§ 5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor’s compensation shall be equitably adjusted for increases in cost resulting from the suspension.
ARTICLE 6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
§ 6.1 OWNER’S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS
§ 6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. The Contractor acknowledges the Owner’s intent to cause the work to be performed by others and that a portion of such work may take place before Substantial Completion by the Contractor. The Contractor shall afford such parties ample access to the site and all areas of the Work as may be reasonably necessary for the performance of such work including, without limitation, storage of materials and equipment, vertical transportation, and connection to utilities and services. Owner shall pay for costs associated with the provision of such services to others. Such costs include but are not limited to elevator operator wages, crane rental costs, electric power consumption, and natural gas or propane consumption. The Owner agrees that its Work or the Work of its own forces or separate contractors will not create labor disharmony or in any other way interfere with the Contractor’s Work. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Section 4.3.
§ 6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term “Contractor” in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.
§ 6.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule as requested by the Owner. If the Contractor claims additional cost is involved because of any such revisions to the Contractor’s construction schedule, the Contractor shall make Claim as provided elsewhere in the Contract Documents, ~~deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be—used-by-the Contractor, separate contractors and the Owner until subsequently revised.~~
§ 6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 6.2 MUTUAL RESPONSIBILITY
§ 6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor’s construction and operations with theirs as required by the Contract Documents.
§ 6.2.2 If part of the Contractor’s Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Owner and Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results or would render it incompatible with Contractor’s Work, Failure of the Contractor so to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Contractor’s Work, except as to defects not then reasonably discoverable.
§ 6.2.3 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Contractor, subject to Section 8.3 hereof. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.
§ 6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5 or to other completed or partially completed construction or property on the site or to property of any adjoining owner or other party.
§ 6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14.
6.2.6 Should the Contractor cause damage to the work or property of any separate contractor and/or in the event of any other claim, dispute, or matter in question between the Contractor and any separate contractor, the contractor shall promptly attempt to settle with such other contractor by agreement, otherwise to resolve the dispute. In any event, the Contractor shall indemnify, defend, and hold harmless the Owner, the Owner’s partners, the parent companies and affiliates of the Owner and of any partners, and the directors, officers, shareholders, employees and agents of the above-mentioned parties, to the full extent as agreed to under Section 3.18 of these General Conditions.
§ 6.3 OWNER’S RIGHT TO CLEAN UP
§ 6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and ~~the Architect~~ will allocate the cost among those responsible.
ARTICLE 7 CHANGES IN THE WORK
§ 7.1 GENERAL
§7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, only by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.
7.1.1.1 A field directive or field order shall not be recognized as having any impact upon the Contract Sum or the Contract Time and the Contractor shall have no claim therefor unless it shall, prior to complying with same and in no event later than 10 working days from the date such direction or order was given, submit to the Owner for the Owner’s approval its change proposal.
7.1.1.2 When submitting its change proposal, the Contractor shall include and set forth in clear and precise detail breakdowns of labor and materials for all trades involved for the estimated impact on the construction schedule. The Contractor shall furnish spread sheets if requested of any Subcontractors.
§ 7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone and is subject to the approval of Owner.

AIA Document A201™ — 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No.1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 7.1,3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.
§ 7.2 CHANGE ORDERS
§ 7.2.1 A Change Order is a written instrument~~prepared by the Architect and~~ signed by the Owner, Contractor and Architect, stating their agreement upon all of the following for the item covered in each Change Order:

.1	change in the Work;

.2	the amount of the adjustment, if any, in the Contract Sum; and

.3	the extent of the adjustment, if any, in the Contract Time.
§ 7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Section 7.3.3.
§ 7.3 CONSTRUCTION CHANGE DIRECTIVES
§ 7.3.1 A Construction Change Directive is a written order directed to the Contractor ~~prepared by the Architect~~ and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.
§ 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.
§ 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

.1	mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2	unit prices stated in the Contract Documents or subsequently agreed upon;

.3	cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4	as provided in Section 7.3.6.
§ 7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect and Owner of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.
§ 7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them for the item covered in each Change Directive. Such agreement shall be effective immediately and shall be recorded as a Change Order.
§ 7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, or if time requirements dictate (in the Owner’s reasonable opinion), the Architect shall make all required certifications with respect to such work ~~the method and the adjustment shall be determined by the Architect~~ on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, ~~a reasonable allowance for~~ overhead and profit in accordance with the Fee Schedule in Article 5.1.2 of AIA A1 11 for Contractor and not to exceed twenty percent (20%) of such Work’s actual cost to be apportioned between any and all Subcontractors and Sub-subcontractors. For Work performed by Contractor’s own forces, Contractor’s mark-up shall be limited to actual cost plus a percentage fee for overhead and profit not to exceed fifteen percent (15%). In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Architect and the Owner may prescribe, an itemized accounting of actual costs together with appropriate supporting data. ~~Unless otherwise provided in the Contract Documents, costs for~~ For the purposes of this Section 7.3.6 actual cost shall be defined and limited to the cost of the following: shall be limited to the following:

.1	costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

AlA Document A201™—1997. Copyright ©1911, 1915, 1918, 1925,1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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.2	costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.3	Reasonable rental costs of machinery and equipment, exclusive of hand tools, obtained and used specifically for such work, whether rented from the Contractor or others;

.4	costs of premiums for all bonds (if any) and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.5	additional costs of supervision and field office personnel directly attributable to the change.
§ 7.3.7 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect and Owner. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.
§ 7.3.8 Pending final determination of the actual ~~total~~ cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties’ agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Architect when authorized by Owner in writing will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a claim in accordance with Article 4.
§ 7.3.9 ~~When the Owner and Contractor agree with the determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.~~ When the adjustments in the Contract Sum and Contract Time are determined as provided herein, such determination shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.
§ 7.4 MINOR CHANGES IN THE WORK
§ 7.4.1 The Architect will have authority, subject to the approval of the Owner in each instance, to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the language and intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.
7.4.2 The Owner will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be administered in accordance with the procedures set forth in Section 7.3 hereof, except that a Construction Change Directive issued to the Contractor pursuant to this Section 7.4.2 may or may not be signed by the Architect.
ARTICLE 8 TIME
§ 8.1 DEFINITIONS
§ 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.
§ 8.1.2 The date of commencement of the Work is the date established in the Agreement.
§ 8.1.3 The date of Substantial Completion is the date certified by the Architect and approved by the Owner in accordance with Section 9.8.
§ 8.1.4 The term “day” as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.
§ 8.2 PROGRESS AND COMPLETION
§ 8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

AlA Document A201™-1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 8.2.2 The Contractor shall not ~~knowingly~~, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic’s liens and other security interests.
§ 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.
§ 8.3 DELAYS AND EXTENSIONS OF TIME
§ 8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by occurrences beyond the control and without the fault or negligence of the Contractor and which by the exercise of reasonable diligence the Contractor is unable to prevent or provide against, including labor disputes, fire, unusual delay in deliveries, unavoidable casualties, delay in obtaining building permits, severe weather or by other occurrences which the Architect, subject to the Owner’s approval, determines may justify delay, then, provided that the Contractor is in compliance with Section_4.3.3 hereof, the Contract Time shall be extended by Change Order or Construction Change Directive for the length of time actually and directly caused by such occurrence as determined by the Architect and approved by the Contractor and Owner (such approval not to be unreasonably withheld, delayed, or conditioned); provided, however, that such extension of Contract Time shall be net of any delays caused by or due to the fault or negligence of the Contractor or which are otherwise the responsibility of the Contractor and shall also be net of any contingency or “float” time allowance included in the Contractor’s construction schedule for the delayed activity. The Contractor shall, in the event of any occurrence likely to cause a delay, cooperate in good faith with the Architect and Owner to minimize and mitigate the impact of any such occurrence and do all things reasonable under the circumstances to achieve this goal. ~~or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties, delay in obtaining building permics or other causes beyond the Contractor’s control, or by delay authorized by the Owner pending mediation and arbitration or by other causes which the Architect determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine.~~
§ 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Section 4.3.
§ 8.3.3 This Section 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents, however, if Contractor receives an extension in time, Contractor is only entitled to his actual additional costs associated with the delay, but not other damages or penalties beyond actual costs.
ARTICLE 9 PAYMENTS AND COMPLETION
§ 9.1 CONTRACT SUM
§ 9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.
§ 9.2 SCHEDULE OF VALUES
§ 9.2.1 Before the first Application for Payment, the Contractor shall submit to the Owner and Architect a schedule of values allocated to various portions of the Work, which in the aggregate equals the total Estimated Contract Sum, divided so as to facilitate payments to Subcontractors, supported by such evidence of correctness as the Architect may direct or as required by the Owner. This schedule, when approved by the Architect and Owner, shall be used to monitor the progress of the Work and as a basis for Certificates For Payment. All items with entered values will be transferred by the Contractor to the “Application and Certificate For Payment,” and shall include the latest approved Change Orders and Construction Change Directives. Change Order values and Construction Change Directives values shall be broken down to show the various subcontracts. The Application For Payment shall be on a form approved by Owner and Owner’s lender. Each item shall show its total scheduled value, value of previous applications, value of the applications, percentage completed, value completed and value yet to be completed. All blanks and columns must be filled in, including every percentage complete figure. ~~prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect shall be used as a basis for reviewing the Contractor’s Applications for Payment.~~

AlA Document A201™—1997. Copyright ©1911, 1915, 1918, 1925,1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected BY U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 9.3 APPLICATIONS FOR PAYMENT
§ 9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor’s right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents. Any allowances included in the Application for Payment shall be separately itemized with supporting data attached. The Application for Payment shall be accompanied by a certification by an officer of Contractor to the effect that:
“There are no mechanics’ materialmen’s or laborers’ liens or claims or any other liens or claims, legal or equitable, contractual, statutory, or constitutional, outstanding or known to exist at the date of this Application; all due and payable bills with respect to the Work have been paid to date or are included in the amount requested in the current Application and there is no known basis for the filing of any mechanic’s, materialmen’s or laborer’s lien or claim or any other lien or claim, legal or equitable, contractual, statutory, or constitutional on the Work; and waivers and releases from all Subcontractors, laborers, and materialmen for Work done and materials furnished and paid for by the Owner on the previous Month’s Application for Payment have been obtained in such form as to constitute an effective waiver and release of all such liens and claims under the laws of the state within which the Project is located and shall be delivered to Architect together with Contractors waiver and release of liens and claims for the current month’s application at the time of submission of the Application for Payment.”
§ 9.3.1.1 As provided in Section 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.
§ 9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.
§ 9.3.2 Subject to the approval of the Owner’s lender for the Project, Uunless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work within thirty (30) days after such request for payment. If approved in advance by the Owner and Owner’s lender, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner and Owner’s lender to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s and Owner’s lender’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.
§ 9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.
9.3.4 Duplicate originals of the periodic Subcontractor and materialmen’s lien waivers and releases shall remain on file at the Contractor’s office for inspection by the Owner or Owner’s lenders. Duplicate originals of final lien waivers and releases shall remain on file at the Contractor’s office for a period of one (1) year from the date of final payment and shall be available for inspection by the Owner or Owner’s lenders.
9.3.5 When Application for Payment includes materials stored off the project site or stored on the Project site but not incorporated in the Work, for which no previous payment has been requested, a complete description of such material shall be attached to the application. Suitable storage which is off the Project site shall be a bonded warehouse or appropriate storage approved by Owner and Owner’s lenders with the stored materials properly tagged and identifiable for this Project and properly segregated from other materials. The Owner’s written approval shall be obtained before the use of an offsite storage is made. Such approval may be withheld in Owner’s sole discretion.

AlA Document A201™—1997. Copyright ©1911, 1915, 1918, 1925,1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 9.4 CERTIFICATES FOR PAYMENT
§ 9.4.1 The Architect will, within seven days after receipt of the Contractor’s Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding certification in whole or in part as provided in Section 9.5.1.
§ 9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner based on the Architect’s evaluation of the Work and the data comprising the Application for Payment, and on all other information available to the Architect including, without limitation, that the Work has progressed to the point indicated and that, to the best of the Architect’s knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents and that all lien waivers and certificates required under the Contract Documents have been furnished to the Architect in proper form. The foregoing representations are subject to specific qualifications stated by the Architect in the Certificate For Payment. ~~an evaluation of the Work for conformance—with the Contract Documents upon Substantial Completion, to results of—subsequent tests and inspections-, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect.~~ The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has ~~(1) made exhaustive or continuous on site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the-Owner-to-substantiate the Contractor’s right to payment, or (4)~~ made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.
§ 9.5 DECISIONS TO WITHHOLD CERTIFICATION
§ 9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect’s opinion the representations to the Owner required by Section 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Section 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect’s opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Section 3.3.2, because of:

.1	defective Work not remedied;

.2	third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

.3	failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

.4	reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

.5	damage to the Owner or another contractor;

.6	reasonable evidence that the Work will not be completed within the Contract Time, or ~~and~~ that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

.7	persistent failure to carry out the Work in accordance with the Contract Documents.
§ 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.
§ 9.6 PROGRESS PAYMENTS
§ 9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.
§ 9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor’s portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of

AlA Document A201™-1997. Copyright ©1911, 1915, 1918, 1925,1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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such Subcontractor’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.
§ 9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.
§ 9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.
§ 9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.
§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.
§ 9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.
§ 9.7 FAILURE OF PAYMENT
§ 9.7.1 If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor’s Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by arbitration, then the Contractor may, upon seven additional days’ written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.
§ 9.8 SUBSTANTIAL COMPLETION
§ 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof (which the Owner agrees to accept separately) is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use. The Work will not be considered suitable for Substantial Completion review until all Project systems included in the Work are operational as designed and scheduled, all designated or required governmental inspections and certifications required for occupancy, which may consist of a temporary or partial certificate of occupancy, have been made and posted, and designated instruction of Owner’s personnel in the operation of system has been completed. In general, the only remaining Work shall be minor in nature, so that the Owner or Owner’s tenants could occupy the building on that date and the completion of the Work by the Contractor would not materially interfere or hamper the Owner’s or Owner’s tenants’ (or those claiming by, through or under Owner) normal business operations. As a further condition of Substantial Completion acceptance, the Contractor shall certify that all remaining Work will be completed within thirty (30) consecutive calendar days except those items that are weather-dependent, or as agreed upon in writing with Owner following the Date of Substantial Completion.
§ 9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. The Contractor shall proceed promptly to complete and correct items on the list. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.
§ 9.8.3 Upon receipt of the Contractor’s list, the Architect will make an inspection to determine whether the Work or designated portion thereof (which the Owner agrees to accept separately) is substantially complete. If the Architect’s inspection discloses any item, whether or not included on the Contractor’s list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion

AlA Document A201™—1997. Copyright ©1911, 1915, 1918, 1925,1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion.
§ 9.8.4 When the Work or designated portion thereof (Which the Owner agrees to accept separately) is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate, Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof (which the Owner agrees to accept separately) unless otherwise provided in the Certificate of Substantial Completion.
§ 9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance (by both Owner and Contractor) and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be ~~adjusted~~ for reduced by 150% of the value of Work that is incomplete or not in accordance with the requirements of the Contract Documents. Final payment of such withheld sum shall be made upon correction or completion of such Work.
§ 9.9 PARTIAL OCCUPANCY OR USE
§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Section 11.4.1.45 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.
§ 9.9.2 ~~Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.~~ In the event of Partial Occupancy, the Contractor shall promptly secure endorsement from its insurance carrier(s), consent from its surety(ies), if any, and consent from public authorities having jurisdiction over the Work permitting Partial Occupancy.
§ 9.9.3 ~~Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.~~ In the event of Partial Occupancy before Substantial Completion as provided above, the Contractor shall cooperate with the Owner in making available for the Owner’s use and benefit such building services that may be operational at the time of Partial Occupancy such as heating, ventilating, cooling, water, lighting, telephone, elevators and security for the portion or portions to be occupied, and if the Work required to furnish such services is not entirely completed at the time the Owner desires to occupy the aforesaid portion or portions, the Contractor shall make every reasonably effort to complete such Work or make temporary provisions for such Work as soon as possible so that the aforementioned building services may be put into operation and use.
9.9.4 In the event of Partial Occupancy prior to Substantial Completion, mutually acceptable arrangements shall be made between the Owner and Contractor in respect of the operation and cost of necessary security, maintenance and utilities, including heating, ventilating, cooling, water, lighting and telephone services and elevators. This includes the cost of extended warranties that the Contractor needs to secure from its subcontractors and suppliers to cover the period from Partial Occupancy to Final Occupancy. The Owner shall assume proportionate and reasonable responsibility for the cost of the above services. Further, mutually acceptable arrangements shall be made between the Owner and Contractor in respect of insurance and damage of the Work. Contractor’s acceptance of arrangements proposed by Owner in respect of such matters shall not be unreasonably withheld, delayed or conditioned.

AlA Document A201™—1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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9.9.5 In each instance, when the Owner elects to exercise its right of Partial Occupancy as described herein, Owner will give Contractor and Architect advance written notice of its election to take the portion or portions involved, and immediately prior to Partial Occupancy, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used to determine and record the conditions of the same.
9.9.6 It shall be understood, however, that Partial Occupancy shall not: (1) constitute final acceptance of any Work (2) relieve the Contractor for responsibility for loss or damage became of or arising out of defects in, or malfunctioning of, any Work, material, or equipment, nor from any other unfulfilled obligations or responsibilities under the Contract Documents or (3) commence any warranty period other than the extended warranties described in Section 9.9.4 under the Contract Documents; provided that Contractor shall not be liable for ordinary wear and tear resulting from such Partial Occupancy.
9.9.7 Subject to the terms and conditions provided herein, if the Contractor claims that delay or additional cost is involved because of Partial Occupancy by the Owner, Contractor shall make such claim as provided elsewhere in the Contract Documents.
§ 9.10 FINAL COMPLETION AND FINAL PAYMENT
§ 9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect’s knowledge, information and belief, and on the basis of the Architect’s on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect’s final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor’s being entitled to final payment have been fulfilled.
§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner, (3) a written statement satisfactory to the Owner that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner, and the Owner’s lender and (6) evidence of compliance with all requirements of the Contract Documents and all notices, certificates, affidavits, other requirements to complete Contractor’s obligations under the Contract Documents: including but not limited to (a) instruction of Owner’s representatives in the operation of mechanical, electrical, plumbing and other systems, (b) delivery of keys to Owner with keying schedule: (inclusive without limitation of all master, sub-master and special keys), (c) delivery to Architect of Contractor’s General Warranty (as described in Section 3.5) and each written warranty and assignment thereof prepared in duplicate, certificates of inspections, and bonds for Architect’s review and delivery to Owner, (d) deliver to Architect of printed or typewritten operating, servicing, maintenance and cleaning instructions for all Work; parts lists and special tools for mechanical and electrical Work in approved form, (e) delivery to the Architect of specific Project record documents and (f) delivery to Owner of a final Waiver of Liens (AIA) Document G-706 or other form satisfactory to Owner submitted simultaneous to Contractor’s receipt of final payment including retainage and punchlist hold backs), covering all Work including that of all Subcontractors, vendors, labor, materials and services, executed by an authorized officer and duly notarized. In addition to the foregoing, all other submissions required by other articles and paragraphs of the Specifications including final construction schedule shall be submitted to the Architect before approval of final payment. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. In lieu of a bond, Contractor may furnish to the Owner the Contractor’s indemnification satisfactory to the Owner or a title insurance endorsement satisfactory to the Owner to protect against claims of a party which refuses to furnish a required release of lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the

AIA Document A201™—1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys’ fees.
§ 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due tor that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.
§ 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

.1	liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

.2	failure of the Work to comply with the requirements of the Contract Documents; or

.3	terms of special warranties required by the Contract Documents.
§ 9.10.5 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled on payee’s final Application for Payment. Such waiver shall be in addition to the waiver described in Section 9.10.4. ~~at the time of final Application for Payment.~~
ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY
§ 10.1 SAFETY PRECAUTIONS AND PROGRAMS
§ 10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.
§ 10.2 SAFETY OF PERSONS AND PROPERTY
§ 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

.1	employees on the Work and other persons who may be affected thereby;

.2	the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor’s Subcontractors or Sub-subcontractors; and

.3	other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.
§ 10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss. Contractor shall provide all facilities and shall follow all procedures required by the Occupational Safety and Health Act (OSHA) including, but not limited to providing and posting all required posters and notices and shall otherwise be responsible for all mandatory safety laws.
§ 10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.
§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.
§ 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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Sections 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.
§ 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.
§ 10.2.7 The Contractor shall not load or permit any pan of the construction or site to be loaded so as to endanger its safety.
§ 10.3 HAZARDOUS MATERIALS
§ 10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.
§ 10.3.2 The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor and the Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Contractor or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor and the Architect have no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor’s reasonable additional costs of shut-down, delay and start-up, which adjustments shall be accomplished as provided in Article 7.
§ 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect’s consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the sole negligence of a party seeking indemnity.
§ 10.4 The Owner shall not be responsible under Section 10.3 for materials and substances brought or deposited to the site by the Contractor unless such materials or substances were required by the Contract Documents. To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Owner and agents and employees of the Owner from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance was brought onto the work site by the Contractor or deposited on the work site by the Contractor or anyone under contract with the Contractor, except for such materials or substances required by the Contract Documents, and such material or substance presents the risk of bodily injury or death as described in Section 10.3.1 or causes the Owner or the work site to be subject to any remediation obligations with regard to any applicable state or federal laws, rules, or regulations relating to hazardous materials, including but not limited to those as defined in Section 10.3.1 above.
§ 10.5 If, without negligence on the part of the Contractor, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnity the Contractor for all cost and expense thereby incurred.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 10.6 EMERGENCIES
§ 10.6.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Section 4.3, Section 8.3 and Article 7.
ARTICLE 11 INSURANCE AND BONDS
§ 11.1 CONTRACTOR’S LIABILITY INSURANCE
§ 11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor’s operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

.1	claims under workers’ compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

.2	claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor’s employees;

.3	claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor’s employees;

.4	claims for damages insured by usual personal injury liability coverage;

.5	claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

.6	claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle;

.7	claims for bodily injury or property damage arising out of completed operations; and

.8	claims involving contractual liability insurance applicable to the Contractor’s obligations under Section 3.18.
§ 11.1.2 The insurance required by Section 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.
§ 11.1.3 Certificates of insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These certificates and the insurance policies required by this Section 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Section 9.10.2. Information concerning reduction of coverage on account of revised limits or claims paid under the General Aggregate, or both, shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor’s information and belief.
§ 11.2 OWNER’S LIABILITY INSURANCE
§ 11.2.1 The Owner shall be responsible for purchasing and maintaining its own liability insurance and, at its option, may purchase and maintain such insurance as will protect it against claims which may arise from operations under the Contract. ~~the Owner’s usual liability insurance.~~
§ 11.3 PROJECT MANAGEMENT PROTECTIVE LIABILITY INSURANCE
§ 11.3.1 Optionally, the Owner may require the Contractor to purchase and maintain Project Management Protective Liability insurance from the Contractor’s usual sources as primary coverage for the Owner’s, Contractor’s and Architect’s vicarious liability for construction operations under the Contract. Unless otherwise required by the Contract Documents, the Owner shall reimburse the Contractor by increasing the Contract Sum to pay the cost of purchasing and maintaining such optional insurance coverage, and the Contractor shall not be responsible for purchasing any other liability insurance on behalf of the Owner. The minimum limits of liability purchased with such coverage shall be equal to the aggregate of the limits required for Contractor’s Liability Insurance under Sections 11.1.1.2 through 11.1.1.5.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 11.3.2 To the extent damages are covered by Project Management Protective Liability insurance, the Owner, Contractor and Architect waive all rights against each other for damages, except such rights as they may have to the proceeds of such insurance. The policy shall provide for such waivers of subrogation by endorsement or otherwise.
§ 11.3.3 The Owner shall not require the Contractor to include the Owner, Architect or other persons or entities as additional insureds on the Contractor’s Liability Insurance coverage under Section 11.1.
§ 11.4 PROPERTY INSURANCE
§ 11.4.1 Unless otherwise provided, the ~~Owner~~ Contractor shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder’s risk “all-risk” or equivalent policy form in the amount of the initial Contract Sum, plus value of subsequent Contract modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis ~~without optional deductibles.~~ Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Section 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Section 11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Project.
§ 11.4.1.1 Properly insurance shall be on an “all-risk” or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, ~~earthquake, flood,~~ windstorm, falsework, testing and startup, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect’s and Contractor’s services and expenses required as a result of such insured loss.
~~§ 11.4.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the—Contractor in writing prior to commencement of the Work. The Contract may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor in writing, then the Owner-shall bear all reasonable costs properly attributable thereto.~~
§ 11.4.1.23 If the property insurance requires deductible, the Owner shall pay costs not covered because of such deductibles.
§ 11.4.1.34 This property insurance shall cover portions of the Work stored off the site, and also portions of the Work in transit.
§ 11.4.1.45 Partial occupancy or use in accordance with Section 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.
§ 11.4.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.
§ 11.4.3 Loss of Use Insurance. The Owner, at the Owner’s option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner’s property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner’s property, including consequential losses due to fire or other hazards however caused.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 11.4.4 If the ~~Contractor~~ Owner requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the ~~Owner~~ Contractor shall, if possible, include such insurance, and the cost thereof shall be charged to the ~~Contractor~~ Owner by appropriate Change Order.
§ 11.4.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Section 11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.
§ 11.4.6 Before an exposure to loss may occur, the ~~Owner~~ Contractor shall file with the ~~Contractor a copy of~~ Owner an insurance certificate for each policy that includes insurance coverages required by this Section 11.4. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days’ prior written notice has been given to the Contractor.
§ 11.4.7 Waivers of Subrogation. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect’s consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Section 11.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the ~~Owner~~ Contractor as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect’s consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.
§ 11.4.8 A loss insured under ~~Owner’s~~ Contractor’s property insurance shall be adjusted by the ~~Owner~~ Contractor as fiduciary and made payable to the ~~Owner~~ Contractor as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section 11.4.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.
§ 11.4.9 If required in writing by a party in interest, the ~~Owner~~ Contractor as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the ~~Owner’s~~ Contractor’s duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The ~~Owner~~ Contractor shall deposit in a separate account proceeds so received, which the Contractor ~~Owner~~ shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which, case the procedure shall be as provided in Section 4.6. If after such loss no other special agreement is made and unless the Owner terminates the Contract for convenience, replacement of damaged property shall be performed by the Contractor after notification of a Change in the Work in accordance with Article 7.
§ 11.4.10 The ~~Owner~~ Contractor as fiduciary shall have power to adjust and settle a loss with insurers ~~unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner’s exercise the power; if such-objection is made, the dispute shall be resolved as provided in Sections 4.5 and 4.6. The Owner~~ Contractor as fiduciary shall, in the case of arbitration, make settlement with insurers in accordance with directions of the arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.
§ 11.5 PERFORMANCE BOND AND PAYMENT BOND
§ 11.5.1 If requested by Owner, Contractor shall obtain, and shall require each Subcontractor designated by Owner to obtain, a Performance Bond and Labor and Material Payment Bond in the amount of 100% of the applicable

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Contract Sum. Contractor shall deliver its require bonds not later than the date of execution of the Agreement and deliver the required Subcontractor bonds to Owner not later than the date of execution of the subcontract with any such Subcontractor or if the Work is commenced prior thereto in response thereto to a notice to proceed, the Contractor shall, prior to commencement of the Work, submit evidence satisfactory to Owner that such bonds will be issued. ~~The Owner shall have the-right to require the Contractor to furnish-bends covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.~~
§ 11.5.2 The bonds shall in all respects conform to the requirements of the law of the state in which the Project is located and shall (1) name as obligees: the Owner, Owner’s partners and affiliates, any lender(s) of Owner secured in whole or in part by a lien on the Project, and the title insurance company(ies) which has(have) issued title policies to Owner or its lender(s), (2) be in a form and be issued by a licensed surety satisfactory to Owner, (3) be in an amount equal to 100% of the applicable Contract Sum and (4) be automatically increased in the amount of any additive Change Orders and Construction Change Directives signed by Owner upon thirty (30) days’ notice to the issuing surety. ~~Upon the request of any person or entity appearing to bo a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.~~
11.5.3 The premium for bonds required above shall be paid by Owner.
ARTICLE 12 UNCOVERING AND CORRECTION OF WORK
§ 12.1 UNCOVERING OF WORK
§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect’s examination and be replaced at the Contractor’s expense without change in the Contract Time or Contract Sum.
§ 12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor’s expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.
§ 12.2 CORRECTION OF WORK
§ 12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION
§12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect’s services and expenses made necessary thereby, shall be at the Contractor’s expense.
§ 12.2.2 AFTER SUBSTANTIAL COMPLETION
§12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of Substantial Completion of the entire Work (unless otherwise provided in any Certificates of partial Substantial Completion approved by the parties), or within such longer period of time as may be prescribed by law or in equity, ~~or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or~~ by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be defective or otherwise not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Section 2.4.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.
§ 12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Section 12.2. Corrective Work first performed after Substantial Completion shall be warranted to be free from defects for a period equal to the longer of six (6) months after the completion of the corrective Work or one (1) year after the Date of Substantial Completion. Any defect in such corrective Work shall be corrected again by Contractor promptly upon notice of the defect from the Owner. This obligation shall survive acceptance of the Work under the Contract.
§12.2.3 The Contractor shall remove from the site portions of the Work which are defective or otherwise not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.
§ 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused in whole or in part by the Contractor’s correction or removal of Work which is defective or otherwise not in accordance with the requirements of the Contract Documents.
§ 12.2.5 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents or under law or in equity. Establishment of the one-year period for correction of Work as described in Section 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor’s liability with respect to the Contractor’s obligations other than specifically to correct the Work.
§ 12.3 ACCEPTANCE OF NONCONFORMING WORK
§ 12.3.1 If the Owner prefers to accept Work which is defective or otherwise not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.
ARTICLE 13 MISCELLANEOUS PROVISIONS
§13.1 GOVERNING LAW
§ 13.1.1 The Contract shall be governed by the law of the place where the Project is located.
§ 13.2 SUCCESSORS AND ASSIGNS
§ 13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Section 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.
§ 13.22 The Owner may, without consent of the Contractor, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner’s rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment. The Contractor shall comply with all reasonable requests from the Owner’s lender; however, consent or approval must not require the Contractor to subordinate its lien rights; must not increase the scope of the Contractor’s obligations under this Contract, must not decrease the scope of the Contractor’s rights under this Contract and must be consistent with lending practices typical of institutional lenders for commercial real estate development in the metropolitan Chicago area.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 13.3 WRITTEN NOTICE
§ 13.3.1 All notices to be given hereunder shall be in writing, and may be given, served or made by depositing the same in the United States mail addressed to the authorized representative (as specified in Section 13.3.2 hereof) of the party to be notified, postpaid and registered or certified with return receipt required or by delivering the same in person to the said authorized representative of such party. Notice deposited in the mail in accordance with the provisions hereof shall be effective unless otherwise required in the Agreement from and after the fourth day next following the date postmarked on the envelope containing such notice, or when actually received, whichever is earlier. Notice given in any other manner shall be effective only if and when received by the party to be notified. All notices to be given to the parties hereto shall be sent to or made at the addresses set forth hereinbelow. By giving the other parties at least seven (7) days’ written notice thereof, the parties hereto shall have the right to change their respective addresses and specify as their respective addresses for the purposes hereof any other address in the United States of America.

.1	Address of Owner:	John B. Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, Illinois 60007
	Fax: (847) 593-9608	Email: cnicketta@jbssinc.com

.2	Address of Contractor:	McShane Construction Corporation
9550 West Higgins Road, Suite 200
Rosemont, Illinois 60018
	Fax: (847) 292-4310	Email: mtritschler@meshane.com

.3	Address of Architect:	Heitman Architects
555 Pierce Road, Suite 105
Itasca. Illinois 60143
	Fax: (630) 773-3599	Email: karl@heitmanarchitects.com
~~Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice:~~
13.3.2 The parties hereby designate and appoint the following persons, whose addresses are designated in Section 13.3.1 hereof, as their representatives, respectively, to receive all notice and communications hereunder and, to the extent of their obligations hereunder, to act for them in all respects:

.1	For Owner:
Chuck Nicketta
Vice President of Manufacturing

.2	For Contractor:
Mark Tritschler
Executive President

.3	For Architect:
Karl Heitman
President
§ 13.4 RIGHTS AND REMEDIES
§ 13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.
§ 13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

AIA Document A201™—1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:25:47 on 08/18/2005 under Order No. 1000177464_2 which expires on 5/4/2006, and is not for resale.
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§ 13.5 TESTS AND INSPECTIONS
§ 13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect and Owner timely notice of when and where tests and inspections are to be made so that the Architect and Owner may be present for such procedures. ~~The Owner shall bear costs of tests, inspections or approvals which not become requirements until after bids are received or negotiations concluded.~~ The Architect, Owner, and Contractor shall be afforded a reasonable opportunity to attend, observe, and witness all inspections and tests of the Work. The Architect or Owner may at any time request and receive from Contractor satisfactory evidence that materials, supplies, or equipment are in conformance with the Contract Documents. The conduct of any inspection or test and the receipt of any approval shall not operate to relieve the Contractor from its obligations under the Contract Documents unless specifically so stated by Owner in writing.
§ 13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect and Owner of when and where tests and inspections are to be made so that the Architect and Owner may be present for such procedures. Such costs, except as provided in Section 13.5.3, shall be at the Owner’s expense.
§ 13.5.3 If such procedures for testing, inspection or approval under Sections 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, or reveal faulty or otherwise defective Work, or if the necessity of any such testing, inspection or approval procedures arises out of the fault, neglect or omission of Contractor, the Contractor shall bear all costs of such testing, inspection, and approval procedures and all other costs made necessary by Contractor’s failures, including, without limitation, those costs of repeated and additional procedures and compensation for the Architect’s services and consultant fees and expenses. Such costs shall be paid by Contractor within thirty (30) days receipt of invoice from Owner with supporting data attached ~~all costs made necessary by such failure including those of repeated procedures and compensation for the Architect’s services and expenses shall be at the Contractor’s expense.~~
§ 13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.
§13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.
§13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.
§ 13.6 INTEREST
§ 13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the prime rate plus 2% announced as charged by the Citibank, N.A., New York, New York, to its best large commercial borrowers for ninety (90) days unsecured loans while said amount is unpaid; provided, however, that amounts controverted in good faith shall not bear interest until and unless determined in the first instance to be due by the Architect (if the matter is referred to the Architect for initial decision) as provide under Article 4 hereof. In no event shall any interest be due and payable by Owner to Contractor, any Subcontractor or any other party on any of the sums properly retained by Owner pursuant to any of the terms or provisions of any of the Contract Documents.~~at the legal rate prevailing from time to time at the place where the Project is located.~~
§ 13.7 COMMENCEMENT OF STATUTORY LIMITATION PERIOD
§ 13.7.1 As between the Owner and Contractor:

.1	Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged

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cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

.2	Between Substantial Completion and Final Certificate for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

.3	After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any Warranty provided under Section 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Section 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.
13.8 VALUE ENGINEERING
13.8.1 Contractor agrees to make periodic review of design documents, as furnished to Contractor by Owner or Owner’s consultant(s), and to advise Owner if design details, concepts, or scope of Work have materially changed the Estimated Contract Sum or the schedule prior to completion of Contract Documents. If such material change in the design documents occurs, the Contractor, in addition to promptly notifying the Owner of the nature of such time and cost change, shall promptly participate in value engineering meetings with Owner and Owner’s consultant(s) to review, refine, and rework the design documents to bring the Work back to the time and cost stated in the Agreement.
ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT
§ 14.1 TERMINATION BY THE CONTRACTOR
§ 14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

.1	issuance of an order of a court or other public authority having jurisdiction ~~which requires all Work to be stopped~~;

.2	an act of government, such as a declaration of national emergency making material unavailable or which requires all Work to be stopped;

.3	because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Section 9.4.1, or because the Owner has not made payment on a Certificate for Payment (without cause) within the time stated in the Contract Documents; or

.4	the Owner has failed to furnish to the Contractor promptly, upon the Contractor’s request, reasonable evidence as required by Section 2.2.1.
§ 14.1.2 The Contractor may terminate the Contract if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.
§ 14.1.3 If one of the reasons described in Section 14.1.1 or 14.1.2 exists, the Contractor may, upon seven days’ written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.
§ 14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner’s obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional

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days’ written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Section 14.1.3.
14.1.5 The Owner shall not be responsible for damages for loss of anticipated profits on Work not performed on account of any termination described in Sections 14.1.1, 14.1.2, 14.1.3 and 14.1.4.
§ 14.2 TERMINATION BY THE OWNER FOR CAUSE
§ 14.2.1 The Owner may terminate the Contract if the Contractor:

.1	~~persistently or repeatedly~~rRefuses or fails to supply enough property skilled workers or proper materials and/or equipment;

.2	fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

.3	persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; ~~or~~

.4	disregards the instructions of Architect or Owner (when such instructions are based on the requirements of the Contract Documents);

.5	is adjudged a bankrupt or insolvent, or makes a general assignment for the benefit of Contractor’s creditors, or a trustee or receiver is appointed for Contractor or for any of its property, or files a petition to take advantage of any debtor’s act, or to reorganise under bankruptcy or similar laws or;

.6	otherwise is guilty of substantial breach of a provision of the Contract Documents.
§ 14.2.2 When any of the above reasons exist, the Owner, ~~upon certification by the Architect that sufficient-cause exists to justify such action,~~ may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor’s surety, if any, seven (7) days’ written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

.1	take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

.2	accept assignment of subcontracts pursuant to Section 5.4; and

.3	finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.
§14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.
§ 14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect’s services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.
§ 14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE
§ 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.
§ 14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent:

.1	that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

.2	that an equitable adjustment is made or denied under another provision of the Contract.
§ 14.4 TERMINATION BY THE OWNER FOR CONVENIENCE
§ 14.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause.

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§ 14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Contractor shall:
.1	cease operations as directed by the Owner in the notice;

.2	take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

.3	except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.
§ 14.4.3 In case of such termination for the Owner’s convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with reasonable overhead and profit on the Work not executed.

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8/18/05
EXHIBIT A
Project Construction Schedule
John B. Sanfilippo & Son, Inc.

DESIGN/PERMITING/BIDDING		START	FINISH
▪	Plant Layout (By Chuck)	May 17th	Done
▪	Office/Plant Interior (By Heitman)	May 17th	October 1st
▪	MEP Criteria Plan/Exp (By Chuck)	May 17th	September 15th
▪	Office Interior (By Heitman)	May 17th	October 1st
▪	Finish Selections for Interiors	September 1st	November 1st
▪	Bidding (By McShane)	October 4th	November 1st
▪	Bid & Award Precast	April 15th	Done
▪	Bid & Award Mass Grading Contract	May 16th	Done
▪	Bid & Award Steel	May 16th	Done
▪	Bid & Award Paving	May 16th	Done
▪	Bid & Award Roofing, Dock Equipment & Site Utilities	May 16th	August 24th
▪	City Approval/Permits — by Owner and McShane as required	In progress	In progress
for start dates

*	NOTE: Any delays to permits, this schedule would extend accordingly.

FALL SITE WORK
•	Relocate Power Lines & Transformer (by Owner)	October 1st	October 5th
•	Rough Grading	September 5th	November 15th
•	Site Utilities	October 5th	November lst
•	Site Lighting	September 25th	November lst
•	Curb	October 10th	November 20th
•	Stone Base	November 4th	November 11th
•	Asphalt Binder	November 11th	December 10th

1 of 3

8/18/05
EXHIBIT A
EAST ADDITION — DISTRIBUTION
September 5th — April 1st

▪	Pre-Construction Kick-Off Meeting w/Subcontractors & City Inspectors	August 23rd	August 23rd
▪	Site Demo	August 24th	October lst
▪	Site Demo & Grading	September 5th	October 20th
▪	Site Work	September 5th	December 20th
▪	Foundations	September 15th	October 15th
▪	East Wall Shoring	October 3rd	October 19th
▪	East Wall Demo	October 20th	November 3rd
▪	Plumbing Downspouts — Underground	October 2nd	October 26th
▪	Stone Pad- dependent on weather to facilitate precast/steel	October 5th	October 27th
▪	Precast Deadmen	October 27th	November 8th
▪	Precast Mobilize	November 7th	November 9th
▪	Erect Precast	November 10th	December lst
▪	Struct Steel & Roof Deck	November 15th	December 20th
▪	Roofing	December 5th	January lst
▪	Install overhead doors — No Floors	December lst	December 20th
▪	Slab on Grade — Dependent on shell enclosure & frost	January 15th	February 18th
▪	Joint Sealant — 65 to 90 day cure required	March 15th	May 18th
▪	MEP’s Overhead and Rough-in	December lst	April lst
▪	Dock Equipment	February 5th	March 15th
▪	MEP’s Trim	March lst	April lst
▪	Temporary Occupancy	April lst	April lst
▪	Punchlist	April lst	May lst

2 of 3

8/18/05
EXHIBIT A
SOUTH ADDITION — COOLERS
October 1st — June 1st

		START	FINISH
▪	Building Demo — Docks & Canopy	October lst	November lst
▪	Foundations	October 15th	November 15th
▪	Plumbing Downspouts — Underground	November 15th	December lst
▪	Deadmen	November 28th	December 9th
▪	Stone Pad	December lst	December 10th
▪	Erect Precast	December lst	January lst
▪	Struct Steel & Roof Deck and Penthouses	December 21st	February 15th
▪	Roofing	February 10th	February 27th
▪	Install overhead doors — No Floors	January 10th	January 20th
▪	Frost Removal	January 20th	February 20th
▪	Cooler Subgrade Vapor barrier & Insulation (Weather Dependent)	February 20th	March 10th
▪	Slab on Grade — Dependent on shell enclosure & frost	March 15th	April 5th
▪	Cooler Walls & Doors	March 23rd	May 20th
▪	MEP’s Overhead & Rough-in	January 15th	May lst
▪	Dock Equipment	April lst	May lst
▪	Exterior Precast Painting — Temperature Dependent	April 10th	May 10th
▪	MEP’s Trim	May lst	June lst
▪	Temporary Occupancy	June lst	June lst
▪	Punchlist	June lst	July lst

▪	Site Spring 2006 Completions	April 15th	June 15th
▪	Asphalt Surface Course (H, I — N, I — S)	April 15th	June 15th
▪	Landscaping	April 15th	June 15th
▪	Site Punchlist	April 15th	June 15th

3 of 3

John B. Sanfilippo & Son, Inc.	McShane Construction corp.

8/18/2005
ITEM DESCRIPTION 347,000 addition	Budget for Addition & Site	Please Note : Electrical and HVAC allowances Include exst'g warehouse work - TBD
Site Demolition	$200,000
MlSC SITEWORK	$50,000
Pre-Fab Guard [ILLEGIBLE]	$15,000	Allowance
Site clearing Grading stone Fill, Bldg Excav	$1,100,000	incl areas D, E, B, I-North, I -South M and J-2005 Season
LANDSCAPING No Irrigation new or repair costs incl.	$165,000	Allowance - D, B, & J 2005 season- some spring ' 06 no maintenance included
Landscape Paver retaining wall	$278,000	Area J under review wf opportunity pending on Hospital regional detention
SITE UTILITIES — Incl storm sewer only+ watermain (No Sanitary)	$515,000	incl areas D, E, B, J, I - North, I - South and H 2005 paving season
Spoil Removal of Sewer spoils 9500 cy	$140,000
Site Concrete curbs	$155,000	incl areas D, E, B, I - North, I - South and H 2005 season Excludes: protective Coat or Joint Sealant
ASPHALT STONE BASE & Geotech fabric	$838,307	" " " " 2005 paving season
CONCRETE revised w/ FF35 FL25 Floor finish tolerance	$2,520,000	Incl rebars in slab & 4" styrofoam insul in cooler slabs & concrete stairs on grade
[ILLEGIBLE] FLOOR SEALER — new addition	$65,000
Scaffold/shoring East expansion wall	$80,000
PRECAST WALLS — based on standard dock design w/[ILLEGIBLE]- 0"-wide door opgs	$1,723,000	All new walls :No — Reuse of exst’g.. Also note: includes plank for shipping office mezzanine
CMU @ Shipping office new add’t	$23,000	Proposed CMU Shipping Office in east addition
CMU Interior walls @ exist’g warehouse	TBD	scope to be defined
Metal wall Panels above interior CMU at existing warehouse	TBD	scope to be defined
STEEL	$2,181,697
MISC METALS	$25,000
Metal Wall Panels @ new cooler over exist’g wall & Penthouses — doors for coolers in new addition area only	$400,000	includes (4) 3' x 7' [ILLEGIBLE] cooler doors, (6) 3' x 7' infit Cooler doors(2) ea Mark IV 8' x 10' only
CARPENTRY	$60,000
HM DRS, FRAMES & HDWE for new shipping office and new addition misc opgs	$20,000	No exst’g warehouse interior doors or hardware included in this budget
ROOFING	$1,085,000	Insulation delivery req'd prior to December 15th to site
OVERHEAD METAL CANOPY @ TRUCK DOCKS	$135,000
SMOKE VENTS&SKYLIGHTS-NIC	NIC
JOINT SEALERS — new addition approx 55,000 LF — Product: RS 88 [ILLEGIBLE] primer	$80,000	Owner may consider MM80 as alternative, need to review for proper application ADD:$25,000,000
OVERHEAD DOORS manual operated per CN	$82,550	Wayne Dalton TS 150 Rv 14.16 9' x 11' w vision panel wf 2" Brush Rodent protection
PUNCHED WINDOW OPENINGS	$6,000	Propose Shipping Office openings in new east addition
GLASS ENTRANCES	NIC
Interior [ILLEGIBLE]	$80,000	Scope to be defined by Owner
PAINT PRECAST — Exterior side Only	$70,000	does not include repainting existing warehouse exterior
Overhead Crane — allowance includes $ for electrical and structural support steel for complete system for budget purposes consists of 140’ (70 per side) or 30lb ASCE Crane rail (one runway will be electified)	$60,000	Allowance includes 10 ton (20,000lbs) top running single girder 18' span (approx) 38' lift available
PLASTER/EIFS	NIC
TRUCK SCALE	$85,000	Allowance 70'x11' concrete pit application including concrete, excavation and electrical (all inclusive)
BLINDS -NIC-	NIC
DOCK EQUIPMENT Models per Panl Company based on [ILLEGIBLE] (68) dock opgs,	$600,000	Serco VSLW Vertical Levelors (6' -5" wide x 6' long) Trallor Restraints SL60, WSH Dock Seals & Master Control Panels
PLUMBING — New addition of Downspouts & Overflows Only	$350,000	Does not include existing warehouse work or new office/shipping office/bradley sink - Including re-routing overflows (pricing TBD)
FIRE SPRINKLER using Exst’g Pump — Current Flow Test still required to [ILLEGIBLE]	$650,000	Does not include existing warehouse work or new offices
HVAC	$2,500,000	Scope to be defined by Owner, but includes smoke exhaust per 400" travel/exit requirement.
ELECTRIC — Site and Bldg	$1, 500,000	Scope to be defined by Owner
TEMPORARY ELECTRIC	incl in elec
FIRE ALARM	incl in elec
Refrigeration	$1,500,000	Scope to be defined by Owner
ELEVATOR and Conveying Systems	NIC	Will provide pricing for Owner if req'd by Governing Authorities
NW ENTRY Remodel	TBD	Scope to be defined by Owner
Office improvements	TBD	Scope to be defined by Owner
East Wall Removal & Disposal	$100,000	Including existing floor sawcutting on removal
BLDG Demolition	$400,000	Allowance
PERMIT & GOVERNMENTAL FEES	$100,000	Allowance
Testing & Soil Borings	$75,000	Allowance
COMPACTOR	NIC
Winter Cost & Misc. Labor	$100,000	Allowance
Contingency — should remain fixed amount rather than [ILLEGIBLE] %,	$600,000	Allowance

SUBTOTALS:	$20,712,454

GENERAL CONDITIONS	$1,242,747
SUBTOTAL	$21,955,201
Fee	$963,320
Subtotal	$22,918,521
Builders Risk @ (.009)	$20,000
Liability Insurance	$259,071
TOTAL	$23,197,592

EXHIBIT C
Billing Rate Schedule

Position	Through 12/31/05	01/01/06 — 12/31/06
Project Executive	$131.00	$138.00
Sr. Project Manager	115.00	121.00
Project Manager	95.00	99.00
Project Engineer	74.00	77.00
Estimator	74.00	77.00
Clerical	42.00	44.00
Superintendent	95.00	99.00
MEP Superintendent	95.00	99.00
Asst. Superintendent	86.00	90.00
Safety Engineer	86.00	90.00

	Regular Pay	Overtime Pay	Regular Pay	Overtime Pay
	06/01/05 — 05/31/06	06/01/05 — 05/31/06	06/01/06 — 05/31/07	06/01/06 — 05/31/07
Carpenter Journeyman	$71.00	$95.00	$75.00	$100.00
Carpenter Foreman	80.00	104.00	84.00	109.00
Laborer Journeyman	63.00	85.00	66.00	89.00
Laborer Foreman	70.00	93.00	73.00	97.00
Cement Mason Journeyman	73.00	127.00	77.00	134.00
Cement Mason Foreman	81.00	137.00	85.00	144.00

EXHIBIT D
Specification List
Not Used

EXHIBIT E
Drawing List

CURRENT DRAWING LIST

Sanfilippo	Project # Sanfilippo
1703 N. Randall Rd.
Elgin, IL 60123	Printed on: 8/17/2005
Architectural
as prepared by Heitman Architects, Inc.

Number	Rev	Rev Date	Title
A1.1	1	6/29/2005	Site Plan
A1.2	1	6/29/2005	Site Details
A10.1	1	6/29/2005	Door Schedule
A10.2	1	6/29/2005	Door Details
A2.0	1	6/29/2005	Composite Floor Plan
A2.1	1	6/29/2005	Second Roof Drainage
A2.2	1	6/29/2005	Enlarged Floor Plan
A2.3	1	6/29/2005	Enlarged Floor Plan
A2.4	1	6/29/2005	Enlarged Floor Plan
A2.5	1	6/29/2005	Enlarged Floor Plan
A2.6	1	6/29/2005	Enlarged Floor Plan
A2.7	1	6/29/2005	Enlarged Floor Plan
A4.0	1	6/29/2005	Roof Plan
A4.1	1	6/29/2005	Roof Detail
A5.0	1	6/29/2005	Elevations
A5.1	1	6/29/2005	Elevations
A6.1	1	6/29/2005	Wall Sections
A6.2	1	6/29/2005	Wall Sections
A6.3	1	6/29/2005	Wall Sections
A7.1	1	6/29/2005	Exterior Detail
A7.2	1	6/29/2005	Cooler Details
A8.0	1	6/29/2005	Stair Plan & Details
D2.0	1	6/29/2005	Composite Demolition Plan
Civil
as prepared by Patrick Engineering

C-0	1	6/24/2005	Civil Cover Sheet
C-1	1	6/24/2005	Key Sheet
C-10	1	6/24/2005	Area H — Grading & Drainage Plan
C-11	1	6/24/2005	Area I — North — Grading & Drainage Plan
C-12	1	6/24/2005	Area I — South — Grading & Drainage Plan
C-13	1	6/24/2005	Area J — Grading & Drainage Plan
C-14	1	6/24/2005	Area A — Geometric & Paving Plan
C-15	1	6/24/2C05	Area B — Geometric & Paving Plan

Number	Rev	Rev Date	Title
C-16	1	6/24/2005	Area D — Geometric & Paving Plan
C-17	1	6/24/2005	Area E — Geometric & Paving Plan
C-18	1	6/24/2005	Area F — Geometric & Paving Plan
C-19	1	6/24/2005	Area G — Geometric & Paving Plan
C-2	1	6/24/2005	Erosion Control Plan
C-20	1	6/24/2005	Area H — Geometric & Paving Plan
C-21	1	6/24/2005	Area I — North — Geometric & Paving Plan
C-22	1	6/24/2005	Area I — South — Geometric & Paving Plan
C-23	1	6/24/2005	Sitework Details
C-24	1	6/24/2005	Sitework Details
C-25	1	6/24/2005	Sitework Specifications
C-26	1	6/24/2005	Sitework Specifications & Details
C-3	1	6/24/2005	Existing Topography Plan
C-4	1	6/24/2005	Area A — Grading & Drainage Plan
C-5	1	6/24/2005	Area B — Grading & Drainage Plan
C-6	1	6/24/2005	Area D — Grading & Drainage Plan
C-7	1	6/24/2005	Area E — Grading & Drainage Plan
C-8	1	6/24/2005	Area F — Grading & Drainage Plan
C-9	1	6/24/2005	Area G — Grading & Drainage Plan
Electrical

E-0	1	6/24/2005	Electrical Cover Sheet
E-1	1	6/24/2005	Area “A” Lighting Plan
E-10	1	6/24/2005	Area “E” Lighting Photometrics
E-11	1	6/24/2005	Area “G” Lighting Photometrics
E-12	1	6/24/2005	Area “I South” Lighting Photometrics
E-13	1	6/24/2005	Electrical Details
E-2	1	6/24/2005	Area “B” Lighting Plan
E-3	1	6/24/2005	Area “D” Lighting Plan
E-4	1	6/24/2005	Area “E” Lighting Plan
E-5	1	6/24/2005	Area “G” Lighting Plan
E-6	1	6/24/2005	Area “I South” Lighting Plan
E-7	1	6/24/2005	Area “A” Lighting Photometrics
E-8	1	6/24/2005	Area “B” Lighting Photometrics
E-9	1	6/24/2005	Area “D” Lighting Photometrics
Landscape
as prepared by Gary R. Weber Associates, Inc.

1 of 4	1	6/17/2005	Alternate A
2 of 4	1	6/17/2005	Alternate B
3 of 4	1	6/17/2005	Alternate C
4 of 4	1	6/17/2005	Alternate D
Soil Borings
as prepared by STS Consultants Ltd.

[ILLEGIBLE]	0	5/24/2005	Soil Borings

Structural
as prepared by Heitman Architects, Inc.

Number	Rev	Rev Date	Title
S1.0	1	6/29/2005	Foundation Plan
S2.0	1	6/29/2005	Roof Framing Plan
S2.1	1	6/29/2005	Partial Framing Plan
S3.0	1	6/29/2005	Foundation Details
S4.0	1	6/29/2005	Foundation Details
S5.0	1	6/29/2005	Floor Framing Details
S6.0	1	6/29/2005	Roof Framing Details
S7.0	1	6/29/2005	General Notes

9550 W. HIGGINS ROAD, SUITE 200 Rosemont, IL 60018
(847) 292-4300 FAX (847) 292-4310
www.mcshane.com

EXHIBIT F
Clarifications

John B. Sanfilippo & Sons, Inc.	8/18/05
Elgin, IL
EXHIBIT F
Clarifications/Exclusions
By Owner
•	All design documents and criteria

•	Temporary utilities

•	Security

•	Temporary wall at east warehouse (wall being demolished)

•	Snow removal

•	Relocation of existing power cable and transformers and electrical disconnection of light poles

•	Survey; lawn irrigation and repairs

•	Bonds, letter of credit
Exclusion
•	Parking deck; fencing; furnishings; elevator

•	Off-site work

•	Process work; racks, conveyor, compactor, etc.

•	Telephone, CRT, security, low voltage cable and systems

•	Skylight and smoke vents

•	Signage

•	Floor markings/striping

EXHIBIT H
Geotechnical

STS Consultants, Ltd.

Subsurface Exploration and Geotechnical Exploration for the Proposed Warehouse Expansion, Elgin, Illinois

McShane Construction Corporation
9550 West Higgins Road, Suite 200
Rosemont, IL 60018

STS Project No. 1-26363-E
May 24, 2005

750 Corporate Woods Parkway
Vernon Hills, Illinois 60061
Phone 847-279-2500
May 24, 2005	Fax 847-279-2510

Mr. Mark Tritschler
McShane Construction Corporation
9550 West Higgins Road, Suite 200
Rosemont, Illinois 60018

RE:	Subsurface Exploration and Geotechnical Recommendations for the Proposed Warehouse Expansion at the Southeast Corner of Randall Road and I-90 in Elgin, Illinois — STS Project No. 1 -26363-E
Dear Mr. Tritschler:
In accordance with our proposal dated April 18, 2005 and revised May 11, 2005, STS Consultants, Ltd. (STS) has completed the geotechnical engineering analyses for the above referenced project. This report presents the results and recommendations for this site based on the soil and groundwater conditions encountered in the borings and the proposed land use.
If there are any questions with regard to the information contained in this report or if we may be of further service to you, please do not hesitate to contact us.
Respectfully,

STS CONSULTANTS, LTD.

/s/ Sara E. Knight
Sara E. Knight, P.E.
Project Engineer

/s/ Ronald P. Palmieri
Ronald P. Palmieri, P.E.
Principal Engineer

cc:	Mr. Mark Osman, McShane Construction Corporation

TABLE OF CONTENTS

1.0	Project Overview	1

1.1	Project Description	1

2.0	Exploration Procedures	2

2.1	Subsurface Exploration	2
2.2	Laboratory Testing Program	3

3.0	Exploration Results	4

3.1	Site Conditions	4
3.2	Soil Conditions	4
3.3	Groundwater Conditions	6

4.0	Geotechnical Analysis and Recommendations	6

4.1	Warehouse Expansion	6
	4.1.1 Mass Grading and Earthwork	7
	4.1.2 Spread Footing Foundations	8
	4.1.2.1 Footing Foundations on Natural Soils	9
	4.1.2.2 Footing Foundations on Structural Fill	9
4.2	Precast Parking Garage	10
4.3	Slab-on-Grade and Pavement Subgrade	12
4.4	Detention Pond Expansion	13

5.0	Construction Considerations	13

6.0	General Qualifications	14

APPENDIX

SUBSURFACE EXPLORATION AND GEOTECHNICAL ENGINEERING
RECOMMENDATIONS FOR THE PANASONIC WAREHOUSE EXPANSION
SOUTHEAST CORNER OF RANDALL ROAD AND INTERSTATE I-90
ELGIN, ILLINOIS
1.0 PROJECT OVERVIEW
1.1 Project Description
The project consists of the expansion of the existing warehouse located at the southeast corner of Randall Road and Interstate I-90 in Elgin, Illinois. It is our understanding the project will consist of expanding the existing warehouse by approximately 337,000 square feet to the south and east of the existing structure. The proposed warehouse addition will be one story, situated on shallow foundations with a slab-on-grade. Construction of additional on-grade bituminous concrete parking lots and the expansion of the east detention pond are also planned. A six-story precast parking garage, in place of an on grade pavement area, is being considered at the northeast corner of the proposed warehouse (east of the office building). Proposed finished floor elevations and columns loads for the proposed parking structure are not known at this time.
The scope of geotechnical exploration of the site consisted of performing 34 soil borings extended to nominal depths of 5 feet to 42.5 feet. The boring locations were determined and located in the field by STS Consultants, Ltd. (STS).
The purposes of this report are to describe the site, soil and groundwater conditions, to analyze and evaluate the data obtained, and to provide recommendations for the design and construction of the foundations, slab-on-grade areas and pavement for the warehouse expansion. Recommendations regarding the construction of the detention pond expansion are also included.

1

McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
2.0 EXPLORATION PROCEDURES
2.1 Subsurface Exploration
Thirty-four (34) soil borings were completed for the geotechnical exploration program. The soil borings were extended to depths of 5 to 42.5 feet below existing grade. Borings B-1 through B-9 were extended to 5 to 10 feet below grade and was performed within the proposed parking lots located at the northwest area of the site. Borings B-10 through B-14 were extended to depths of 30 to 42.5 feet below grade and located within the proposed parking lot/parking garage area at the northeast corner of the existing warehouse. Borings B-15 through B-19 were performed within the footprint of the proposed warehouse expansion, on the east side of the structure and extended to a depth of 20 feet below grade. Borings B-20 through B-24 were extended to a depth of 15 feet below grade and was located within the warehouse expansion on the south side of the existing warehouse. Boring 8-25 was extended to 10 and located within the west parking lot expansion. Borings B-26 through B-32 were extended to depth ranging from 5 to 10 feet below grade and located within the area of the east parking lot. The remaining borings, B-33 and B-34 were located in the area of the proposed detention pond expansion and extended to a depth of 15 feet below grade.
The locations and depths of the soil borings were determined, based on discussion with McShane Construction and located in the field by STS. The locations are shown on the Soil Boring Location Diagram, Figure 1 in the Appendix. The existing ground surface elevation at each boring location was surveyed in the field by STS using the existing warehouse floor slab as an assumed benchmark of 899.5 feet.
The soil borings were performed with a truck-mounted drilling rig using various cutting bits to advance the boreholes. Samples from the borings were typically obtained at 2.5 foot intervals to a depth of 15 feet below grade and then at 5-foot intervals to the termination depth of the borings. Representative soil samples were obtained by means of split barrel and Shelby tube sampling procedures in general conformance with ASTM Standards D-1586 and D-1587, respectively. Samples obtained in the field were logged, labeled, sealed and returned to our Vernon Hills, Illinois laboratory for further examination and testing.

2

McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
In addition to the above described sampling, in-situ pressuremeter testing was performed in soil borings B-10 and B-13. Four (4) pressuremeter tests were performed in each boring from depths of 8.5 feet to 28.5 feet. The purpose of the in-situ pressuremeter testing is to maximum the safe allowable bearing pressure for the precast parking garage, if constructed.
During the field operations, the drilling crew maintained a log of the subsurface conditions including changes in the stratigraphy and observed groundwater level. The drilling crew made water level observations in the boreholes both during and upon completion of the drilling and sampling operations. These readings are indicated at the lower left hand corner on the boring logs in the Appendix. Upon completion of the drilling operations, the majority of the boreholes were backfilled with a mixture of bentonite chips and soil cuttings to prevent groundwater migration which can occur through boreholes otherwise left open. Soil borings B-10 and B-13 were tremie grouted upon completion of the drilling operations.
2.2 Laboratory Testing Program
The laboratory testing program consisted of performing visual classification and moisture content testing on each sample recovered. Hand penetrometer tests were performed on cohesive soil samples to estimate their unconfined compressive strengths. In the hand penetrometer test, the unconfined compressive strength of a cohesive soil is estimated, to a maximum of 7.0 tons per square foot (tsf), by measuring the resistance of the soil sample to penetration by a small spring calibrated cylinder.
In conjunction with the laboratory testing program, the soil samples were visually examined and classified on the basis of texture and plasticity in accordance with the STS Soil Classification System. The estimated group symbol included in parentheses following the soil descriptions on the boring logs is in general conformance with the Unified Soil Classification System which serves as the basis for the STS Soil Classification System. A brief explanation of the classification of soil samples is included in the Laboratory Procedures description page included in the Appendix.

3

McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
The procedures utilized in preparing the final boring logs from the field logs and laboratory test data are described in the “STS Field and Laboratory Procedures” attachment. All soil samples recovered in the borings will be retained on our laboratory for a period of 60 days after which they will be discarded unless specific instructions as to their disposition are received.
3.0 EXPLORATION RESULTS
3.1 Site Conditions
The site is located at the southeast corner of Interstate I-90 and Randall Road in Elgin, Illinois. At the time of our subsurface exploration the majority of the site was occupied by the existing warehouse, 4-story office building and parking lots. The areas where the soil borings were performed were typically open areas covered with low vegetation. The soil borings on the south side of the existing warehouse were performed in the existing concrete loading dock area.
Based on the Master Grading and Drainage Plan, C203, dated March 5, 1990 and created by Cowhey Gudmunson Leder, Ltd. the majority of the site originally ranged in elevation from 877 to 890 feet.
3.2 Soil Conditions
Large variations in soil conditions were encountered at the site. Based on results of the soil borings completed for this project, the following soil types have been identified. Various borings encountered clayey topsoil at the ground surface to depths of 3 inches to 2 feet. Pavement materials were also encountered at the surface of the borings performed in the existing truck court. Typically cohesive fill soils, such as silty clay fill, were encountered below the above mentioned materials. Natural silty clay was typically encountered below the fill materials. Layers of silty organic clay, clayey silt, silt, fine to coarse sand, silty sand and sandy clay were also noted in numerous soil borings. We refer you to the individual soil borings for the soil profile encountered in each boring.

4

McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
Topsoil — Dark Brown to black topsoil and clayey topsoil was encountered at the surface of the majority of the borings performed in the grassy areas. The depth of this layer ranged across the site from 3 inches to 2 feet. In addition, layers of organic clay were also encountered at various locations. These soils will be referred to as organic soils throughout this report. The organic soils typically contained roots, fibers and sand.
Silty Clay Fill — Silty clay fill was predominately encountered below the pavement and topsoil layers. The silty clay fill was typically brown and was stiff to hard. The depths of the fill materials encountered ranged across the site.
Brown to Gray Silty Clay — The majority of the soil borings were terminated in the clay layer encountered at the site. The silty clay typically encountered in the soil borings was stiff to hard and ranged from brown to gray in color. This layer contained trace to little amounts of sand and gravel.
Fine to Medium Sand and Silty Sand — Layers of fine to medium sand and silty sand were encountered at various depths and thicknesses throughout the soil borings. The sand was typically loose to medium dense. The soil color ranged from brown to gray and the sand was moist to saturated, depending on the location of the water table.
Clayey Silt and Silt — Silt layers ranging from clayey to sandy were encountered at various depths and various thicknesses in the borings performed at the site. The silt was typically medium dense and varied in color and moisture.
Numerous variations to the general soil profile were noted. We refer you to the individual boring logs, attached, for specific information at the boring locations. It should be noted that the stratification lines indicated on the boring logs were selected on the basis of laboratory tests, field logs and visual observations of the recovered soil samples. Therefore, the stratification lines that occur on the boring logs are, in some cases, estimated; in-situ, the transition between soil types in both the horizontal and vertical directions may be gradual.

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
3.3 Groundwater Conditions
At the time of field exploration, the majority of the borings performed to a depth of 10 feet or less were dry both during and after the drilling operations. The majority of the borings extended below 10 feet encountered groundwater from depths of 7.5 to 15 feet below grade.
We estimate the long-term groundwater level to be between elevations 874 to 879 feet at the time the borings were performed. Where silt and sand seams are underlain by silty clay, a perched water table in the cohesionless layers can exist during and after periods of precipitation. The perched and long-term groundwater levels are subject to change due to seasonal variations, including precipitation, evaporation and surface run-off.
4.0 GEOTECHNICAL ANALYSIS AND RECOMMENDATIONS
4.1 Warehouse Expansion
The soil borings performed in the footprint of the proposed warehouse expansion, B-15 through B-24, encountered a variety of soil conditions. Based on the fill materials encountered in the soil borings, the existing fill does not appear to have been placed in a controlled manner in the area east of the existing warehouses. Care should be exercised to avoid undermining the existing warehouse footings and floor slabs. Confinement of below grade walls should be maintained if loads are placed on the warehouse slab-on-grade within 10 feet of the existing exterior wall. We understand the areas on the south side of the building, currently occupied by the loading dock area will be raised 4 to 5 feet above existing grade to match the existing finished floor.

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
     4.1.1 Mass Grading and Earthwork
Based on the size of the proposed warehouse expansion and the soils encountered east of the warehouse, it may be more economical to prepare the east warehouse expansion building pad by mass grading and filling, versus over excavating for foundations and localized over excavation in the slab-on-grade area where topsoil is encountered. To prepare the warehouse building pad area for construction of foundations and the slab on grade, all organic soils including clayey topsoil, organic clay, vegetation and any other objectionable material including uncontrolled clay fill should be removed and the subgrade observed by a representative of STS Consultants, Ltd. Unsuitable soils were encountered 2 to 7.5 feet below existing grade.
We understand that the existing concrete for the truck court area (south warehouse expansion) is planned for removal and recycled to be used as fill. Once the concrete slab is removed, the underlying aggregate base course should be recompacted to at least 95% of the maximum laboratory dry density prior to placement of engineered fill.
As an aid in locating unsuitable subgrade soils for slab-on-grade support, the stripped surface (removal of topsoil) should be proofrolled. In the proofrolling procedure, the stripped surface consisting primarily of clayey soils is rolled with the heaviest piece of high-tire-pressure equipment available on the site, such as a heavily loaded tandem axle dump truck having a minimum gross weight of 25 tons. Where cohesionless soils are encountered, a minimum 10-ton vibratory drum roller should be used. Clayey silts, sandy silts and silt materials are highly susceptible to disturbance. We recommend exposed silt materials be avoided during proofrolling and observed visually by our geotechnical engineer. A minimum of two coverages of the proofrolling vehicle, in perpendicular directions, is recommended. The proofrolling should be performed under the observation of a representative of the geotechnical engineer. Soils which exhibit instability or excessive deflection beneath the proofrolling vehicle should be removed and the proofrolling continued until all such soils have been located and removed.
Where new fill is required to reach the design foundation and floor slab elevations, we recommend that an approved inorganic material be utilized as structural fill. This material could consist of excavated on-site silty clay (natural or fill) or fine to coarse sand, which is free of

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
organic matter, topsoil, and debris from the pond excavation or imported, well graded granular materials, such as IDOT Grade CA-6. We do not recommend reuse of the site silt materials as structural fill for building pads and pavement areas. The silt materials may be reused for landscaped areas, if any.
New fill should be placed in maximum 9-inch loose lifts and compacted to a minimum of 95% of the maximum dry density obtained in accordance with ASTM D 1557, modified Proctor method for building pad areas. Moisture contents should be maintained within ±3 points of optimum moisture during placement and compaction.
The completed top of the building pad should extend outward laterally from the proposed perimeter building footings by a minimum of 10 feet in order to provide for proper compaction below the foundations and floor slabs, if mass grading is performed.
For local over excavation of the footings and floor slabs, we recommend two feet laterally outside the perimeter plus one foot for every vertical foot of fill removed be removed and replaced.
     4.1.2 Spread Footing Foundations
Based on the subsurface exploration results, we recommend a shallow foundation system be used to support the proposed warehouse addition. The use of footing type foundations supported on the natural very stiff to hard silty clay or medium dense clayey silt, silt and sand or engineered fill placed and compacted to at least 95% of the maximum laboratory dry density is recommended. Specific allowable bearing capacity recommendations are provided in the following sections.
To provide adequate frost protection, we recommend that all perimeter footing foundations in non-heated areas be situated at a minimum depth of 4 feet below final outside grade while the perimeter footings in heated areas should be situated at a minimum depth of 3.5 feet below final outside grade. Also, in order to avoid disproportionately small footing sizes, we recommend that all continuous footings have a minimum width of 1.5 feet and that all isolated column footings have a minimum lateral dimension of 2.5 feet.

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
     4.1.2.1 Footing Foundations on Natural Soils
For footing foundations situated within the natural, very stiff to hard silty clay layers or medium dense sands and silts typically encountered below the surficial fill materials, we recommend a maximum net allowable design soil bearing pressure of 3,000 pounds per square foot (psf). The net allowable soil bearing pressure refers to that pressure which may be transmitted to the foundation soils in excess of the final minimum surrounding overburden pressure. A working mat of 4 inches of lean concrete should be placed where silt is encountered at the base of the foundation excavation to avoid disturbance of the material.
Total settlement of footing foundations for the warehouse expansion, situated in the recommended bearing strata described above, is estimated to be approximately ½ to 1 inch with typical differential settlements on the order of ½ of the total settlement.
     4.1.2.2 Footing Foundations on Structural Fill
Foundations may be supported on new properly compacted silty clay or sand fill as described above. We do not recommend the site clayey silt and silt materials be used as structural fill for foundations, slab-on-grade or pavement areas. For spread footings foundations supported on existing or new silty clay or sand fill materials which are free of topsoil or organic material and properly compacted, we recommend a maximum net allowable soil bearing pressure of 3,000 psf. The net allowable soil bearing pressure refers to that pressure which may be transmitted to the foundation soils in excess of the final minimum surrounding overburden pressure. Careful observation and testing by our geotechnical engineer or field technician of the prepared foundation soils is strongly recommended during construction.
Total settlement of footing foundations, situated in the recommended bearing strata described above, is estimated to be less than 1 inch with typical differential settlements on the order of ½ of the total settlement.

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
4.2 Precast Parking Garage
It is our understanding that a 6-story, precast parking garage is being considered as an alternative to an on grade parking lot expansion at the northeast corner of the existing warehouse, directly east of the existing 4-story office building. Soil borings B-10 through B-14 were performed within the proposed footprint of this structure. Unsuitable soils for support of the proposed building foundations were encountered to typical depths of 7.5 to 10.5 feet below grade. If the building is to be situated on shallow foundations and a slab-on-grade, we recommend all existing fill and organic materials be removed below the footings and replaced with structural fill per the recommendations provided in the Warehouse Expansion section of this report. The recommendations for the spread footings situated on structural fill are also provided in the Warehouse Expansion section.
     4.2.1 Drilled Caisson Design and Construction
Alternatively, the proposed structure may be situated on drilled caissons. For the Parking Garage, we recommend drilled straight shaft or belled caissons extended to the natural, low moisture content stiff to very stiff silty clay encountered at 13.5 to 15 feet below grade. Granular layers were encountered in borings B-11, B-13 and B-14. A temporary liner will be required through the granular layers during caisson installation. Based on our geotechnical evaluation and the in-situ pressuremeter testing, we recommend a maximum net allowable bearing pressure of 10,000 pounds per square foot (psf) for caissons supported on the above recommended bearing layer. The maximum net allowable soil bearing pressure is that pressure which may be transmitted to the foundation soils in excess of the final minimum surrounding overburden pressure.
The base of the caissons may be belled as required to achieve the required bearing area. Bells should be formed within day soils to provide stability during belling operations.
Based on estimated loads for the Parking Garage and the consistency of the soils encountered, we estimate a maximum settlement on the order of 1 inch for caisson foundations supported on the above mentioned layer. Maximum differential settlements are typically a maximum of ½ of

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
the total settlement for equal loads. It should be noted that these settlement values are for soil compression only and that elastic compression of the caisson concrete should be added to these values.
A minimum caisson shaft diameter of 2.5 feet is recommended. Either belled or straight shaft caissons may be utilized. If belled, the caisson bell should have a base angle of at least 60 degrees (from horizontal) and the bell diameter should not exceed 3 times the shaft diameter. Caisson concrete may be placed by the free fall method into the clean and dry shaft excavations as long as concrete does not hit the sides of the shaft or the rebar cage during placement. Concrete slump should be in the range of 5 to 7 inches.
Depending on the working grade for caisson construction, it may be necessary to temporarily case through the existing fill and cohesionless materials to depths typically on the order of 10 to 15 feet below grade. The temporary casing should be sealed a minimum 2 feet into the underlying natural clay to seal off the upper potentially unstable soils. The bells of the caissons should be extended below this casing.
Because a caisson technician will not be lowered into the excavation to observe the base of the caisson excavation directly due to safety concerns, we recommend to oversize the bell area by 15% or 1 foot, whichever is smaller, to provide some excess bearing area so that any excess spoil not removed by mechanical cleanup can be backbladed beyond the design bearing area. Alternatively, if it proves more economical, an explosion proof camera could be lowered into the bell after final cleanup to verify that the bell is suitably free of loose material and the oversize eliminated.
We recommend that the STS geotechnical engineer of record or his/her appointed representative be present during all phases of caisson construction to observe that the excavations have reached a suitable bearing stratum as recommended in this report.
The caisson design and construction procedures should be reviewed with the contractor selected for this work prior to the start of construction. If you wish, we would be pleased to review the plans and specifications for the foundation work once they are prepared so that we

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
may have the opportunity to comment on the effects of the soil and groundwater conditions on the construction.
4.3 Slab-on-Grade and Pavement Subgrade
The subgrade in slab-on-grade and pavement areas should be prepared per the recommendations provided in the Warehouse Expansion section of this report. Prior to an aggregate base course all vegetation and other unsuitable materials, such as topsoil materials and other organic deposits, should be stripped and the subgrade should be observed by a representative of STS Consultants, Ltd. Proofrolling should be performed after unsuitable soil removal and before filling to locate near-surface soft or unsuitable soils that may require improvement or removal. The proofrolling procedures are provided in the Warehouse Expansion section of this report. Proofrolling should be observed by a representative of the geotechnical engineer.
Where new fill is required to reach the design subgrade elevations, we recommend that an approved inorganic material be utilized. This material could consist of excavated on-site silty clay or sand, which is free of organic matter, topsoil, and debris. Fill material used in pavement subgrades should be a low frost susceptible material, such as the site silty clay. (Soils that are primarily silty may be frost-heave susceptible). New fill should be placed in maximum 9-inch loose lifts and compacted to a minimum of 90% of the maximum dry density obtained in accordance with ASTM D 1557, modified Proctor method. Where pavement areas are to be utilized by heavy trucks, such as delivery or refuse pickup, or where the fill exceeds a 5 foot thickness, the fill should be compacted to a minimum of 95% of the dry density referenced above. For landscaped areas, the fill should be compacted to a minimum 85% of the dry density referenced above. Moisture contents should be maintained within ±3 points of optimum moisture during placement and compaction.
Design of rigid pavements and concrete floor slabs-on-grade may be based on an estimated subgrade modulus value of 100 pci for a natural or properly compacted site silty clay subgrade. An estimated California Bearing Ratio (C.B.R.) of 3 can be used in design of a flexible pavement section for a properly prepared silty clay subgrade. Pavement subgrades should be sloped to

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
drain. Where primarily cohesive materials are encountered, we recommend finger drains be provided at the catch basins, so that water does not accumulate beneath the pavement. Appropriate drainage outlets should be provided at catch basins for this purpose. Beneath slab-on-grade areas, a minimum of 6 inches of granular base course material is recommended to facilitate fine grading and provide a capillary cut-off.
Floor slabs should be isolated from foundations and other penetrations to permit relative displacement without cracking. Slabs should also be provided with adequate reinforcement and joint spacing to control slab cracking. If moisture migration through the slab is a concern, a vapor barrier should be utilized. Care should be exercised when determining proper concrete mix and procedure in order to avoid slab curling.
4.4 Detention Pond Expansion
It is our understanding the existing detention pond located at the east side of the property will be expanded to the north. The soils encountered within the pond area are relatively impermeable silty clays to a depth of 9 to 10 feet below grade. To this depth, the soils should perform adequately in the side slopes of the basins. Silt and clayey silt was encountered below the silty clay layer to the termination depth of the borings, 15 feet. Where silt is encountered along the side slopes or at the bottom of the detention pond, we recommend a minimum 3-foot, compacted clay layer be used to protect the slopes and the bottom from erosion and uplift. We recommend that 3:1 (H:V) slope or flatter side slopes be used in order to maintain long-term stability of the slopes. Above the normal water level, the slopes should be vegetated to control erosion.
5.0 CONSTRUCTION CONSIDERATIONS
Based on the results of our exploration, some seepage may develop from the sand and silt layers, or accumulated precipitation; this water should be handled with typical sump pit and pump procedures. Excavations performed in the Spring and early Summer may encounter higher groundwater conditions than excavations performed during drier seasons.

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McShane Construction Corporation
STS Project No. 26363-E
May 24, 2005
Accumulations of surface runoff or groundwater should not be allowed to remain within excavations. Concrete or fill material should not be placed on disturbed soils or in excavations containing standing water or on subgrade soil that is frozen. A representative of STS should be present during construction to check that the soil conditions are as anticipated and that the work is being performed in accordance with the recommendations and the design plans and specifications.
All excavations that extend greater than 5 feet in depth should be made in accordance with OSHA regulations with properly sloped or braced sides to prevent excavation instability. Excavation safety is the responsibility of the contractor; however, we recommend that excavation sides be sloped at 1.5H:1 V or flatter above the water table for this purpose. Some of the excavations required to remove unsuitable soils from within building footprint areas may be relatively deep. Stockpiles of material or equipment should not be placed near the top of excavation slopes.
6.0 GENERAL QUALIFICATIONS
General Qualifications applicable to subsurface exploration, earthwork, construction and the recommendations contained in this report are a part of this report and are attached.

14

APPENDIX

1.	General Qualifications
2.	Soil Boring Location Diagram
3.	Boring Logs
4.	Pressuremeter Results
5.	General Notes
6.	STS Soil Classification System
7.	Field and Laboratory Procedures
8.	Standard Boring Log Procedures

STS General Qualifications

UNDERGROUND ENGINEERING
This report has been prepared in general accordance with normally accepted geotechnical engineering practices to aid in the evaluation of this site and to assist our Client in the design of this project. We have prepared this report for the purpose intended by our Client, and reliance on its contents by anyone other than our Client is done at the sole risk of the user. No other warranty, either expressed or implied, is made. The scope is limited to the specific project and location described herein, and our description of the project represents our understanding of the significant aspects relevant to the geotechnical characteristics. In the event that any changes in the design or location of the facilities as outlined in this report are planned, we should be informed so that the changes can be reviewed and the conclusions of this report modified as necessary in writing by the geotechnical engineer. As a check, we recommend that we be authorized to review the project plans and specifications to confirm that the recommendations contained in this report have been interpreted in accordance with our intent. Without this review, we will not be responsible for the misinterpretation of our data, our analysis, and/or our recommendations, nor how these are incorporated into the final design.
The analysis and recommendations submitted in this report are based on the data obtained from the soil borings performed at the locations indicated on the location diagram and from the information discussed in this report. This report does not reflect any variations which may occur between the borings. In the performance of subsurface explorations, specific information is obtained at specific locations at specific times. However, it is a well-known fact that variations in soil and rock conditions exist on most sites between boring locations and that seasonal and annual fluctuations in groundwater levels will likely occur. The nature and extent of variations may not become evident until the course of construction. If variations then appear evident, it will be necessary for a re-evaluation of the recommendations contained in this report after performing on-site observations during the construction period and noting the characteristics of the variations.
The geotechnical engineer of record is the professional engineer who authored the geotechnical report. It is recommended that all construction operations dealing with earthwork and foundations be observed by the geotechnical engineer of record or the geotechnical engineer’s appointed representative to confirm that the design requirements are fulfilled in the actual construction. For some projects, this may be required by the governing building code.
The scope of services for this project does not include either specifically or by implication any environmental or biological (e.g., mold, fungi, bacteria, viruses, and the byproducts of such organisms) assessment of the site, or identification of or prevention of pollutants, hazardous materials or conditions. Other studies beyond the scope of this project would be required to evaluate the potential of such contamination or pollution.

PROJECT NAME:	Panasonic
STS JOB NUMBER:	26363-E
OPERATOR:	Seiler
DATE:	05/14/05
PRESSUREMETER TEST RESULTS

BORING	DEPTH	Po	Pf	Pt	Ed	E+
NUMBER	(ft)	(tsf)	(tsf)	(tsf)	(tsf)	(tsf)	Ed/E+	Ed/Pt	Pt/Pf

10	11.0-13.5	0.8	3.0	5.5	47	111	0.42	8.5	1.8
	13.5-16.0	1.5	12.0	24.2	226	768	0.29	9.3	2.0
	18.5-21.0	2.0	10.0	20.3	162	523	0.31	8.0	2.0
	23.5-26.0	2.0	16.0	33.1	311	788	0.39	9.4	2.1

13	8.5-11.0	0.8	3.5	7.3	57	134	0.43	7.8	2.1
	13.5-16.0	2.0	11.0	24.5	157	385	0.41	6.4	2.2
	21.0-23.5	2.0	12.0	24.9	278	700	0.40	11.2	2.1
	26.0-28.5	2.5	10.0	21.9	194	542	0.36	8.9	2.2

					AVERAGE		0.38	8.7	2.1

STS Consultants, Ltd.

Pressuremeter Data Reduction (BX)

STS Job Number: 26363-E	Date: 05-13-05
Boring No. 10
Test Depth: 11.0-13.5 Feet

STS Consultants, Ltd.	Pressuremeter Data Reduction (BX)
STS Job Number: 26363-E
Boring No.: 10
Test Depth: 11.0-13.5 Feet

Water Correction: 0.56

							Corrected	Corrected
	Pressure	Inertia	Corrected	30 Sec.	60 Sec.		30 Sec.	60 Sec.	Incremental
	Readings	Correction	Pressure	Volume	Volume	Creep	Volume	Volume	Modulus
No.	(bars)	(bars)	(tsf)	(cc)	(cc)	(cc)	(cc)	(cc)	(tsf)
1	0.00	0.26	0.3	40	70	30	39.5	69.5
2	0.25	0.39	0.4	107	110	3	106.4	109.4	5
3	0.75	0.49	0.9	145	145	0	144.2	144.2	21
4	1.50	0.56	1.6	175	175	0	173.8	173.8	44
5	2.25	0.63	2.3	205	205	0	203.4	203.4	46
6	3.00	0.70	3.0	235	235	0	233.1	233.1	48
7	1.00	0.65	1.0	210	210	0	209.1	209.1	170
8	2.00	0.68	2.0	225	225	0	223.6	223.6	139
9	3.00	0.73	3.0	250	250	0	248.1	248.1	83
10	3.75	0.82	3.7	290	295	5	287.8	292.8	33
11	4.50	0.93	4.3	350	360	10	347.6	357.6	23
12	5.25	1.06	5.0	410	440	30	407.4	437.4	20
13	5.75	1.26	5.3	520	580	60	517.2	577.2	6

	Ed=	47	TSF	E+=	111	TSF	Pt=	5.5	TSF

STS Consultants, Ltd.

Pressuremeter Data Reduction (BX)

STS Job Number: 26363-E	Date: 05-13-05
Boring No. 10
Test Depth: 13.5-16.0 Feet

STS Consultants, Ltd.	Pressuremeter Data Reduction (BX)
STS Job Number: 26363-E
Boring No.: 10
Test Depth: 13.5-16.0 Feet

Water Correction: 0.64

							Corrected	Corrected
	Pressure	Inertia	Corrected	30 Sec.	60 Sec.		30 Sec.	60 Sec.	Incremental
	Readings	Correction	Pressure	Volume	Volume	Creep	Volume	Volume	Modulus
No.	(bars)	(bars)	(tsf)	(cc)	(cc)	(cc)	(cc)	(cc)	(tsf)
1	0.00	0.36	0.3	96	100	4	95.5	99.5
2	0.25	0.43	0.5	120	123	3	119.4	122.4	14
3	0.75	0.49	0.9	145	145	0	144.1	144.1	38
4	1.50	0.54	1.7	165	165	0	163.7	163.7	68
5	2.50	0.60	2.7	190	190	0	188.3	188.3	76
6	3.50	0.64	3.7	207	207	0	204.8	204.8	118
7	5.00	0.68	5.2	225	225	0	222.3	222.3	174
8	6.50	0.72	6.7	243	243	0	239.8	239.8	178
9	2.50	0.69	2.6	230	230	0	228.3	228.3	740
10	4.50	0.71	4.6	240	240	0	237.5	237.5	461
11	6.50	0.73	6.7	252	252	0	248.8	248.8	377
12	8.00	0.76	8.2	265	265	0	261.4	261.4	257
13	9.50	0.79	9.8	280	280	0	276.0	276.0	225
14	11.00	0.82	11.3	295	295	0	290.6	290.6	228
15	7.00	0.81	7.1	290	290	0	286.7	286.7	2298
16	9.00	0.82	9.2	297	297	0	293.1	293.1	706
17	11.00	0.83	11.3	303	303	0	298.6	298.6	831
18	12.50	0.86	12.8	317	320	3	312.3	315.3	206
19	14.00	0.90	14.4	335	340	5	330.0	335.0	178
20	15.50	0.97	15.8	370	380	10	364.8	374.8	89

	Ed=	226	TSF	E+=	768	TSF	Pt=	24.2	TSF

STS Consultants, Ltd.

Pressuremeter Data Reduction (BX)

STS Job Number: 26363-E	Date: 05-13-05
Boring No. 10
Test Depth: 18.5-21.0 Feet

STS Consultants, Ltd.	Pressuremeter Data Reduction (BX)
STS Job Number: 26363-E
Boring No.: 10
Test Depth: 18.5-21.0 Feet

Water Correction: 0.79

							Corrected	Corrected
	Pressure	Inertia	Corrected	30 Sec.	60 Sec.		30 Sec.	60 Sec.	Incremental
	Readings	Correction	Pressure	Volume	Volume	Creep	Volume	Volume	Modulus
No.	(bars)	(bars)	(tsf)	(cc)	(cc)	(cc)	(cc)	(cc)	(tsf)
1	0.00	0.06	0.8	18	20	2	17.2	19.2
2	0.25	0.14	0.9	52	55	3	51.1	54.1	7
3	0.75	0.21	1.4	85	87	2	83.9	85.9	23
4	1.50	0.29	2.1	130	130	0	128.5	128.5	28
5	2.50	0.34	3.1	165	165	0	163.1	163.1	52
6	3.50	0.38	4.1	190	190	0	187.7	187.7	77
7	4.50	0.41	5.1	215	215	0	212.3	212.3	80
8	5.50	0.44	6.1	240	240	0	237.0	237.0	83
9	1.50	0.42	2.0	223	223	0	221.6	221.6	550
10	3.50	0.44	4.0	238	238	0	235.7	235.7	298
11	5.50	0.47	6.1	258	258	0	255.0	255.0	222
12	7.00	0.49	7.6	280	280	0	276.5	276.5	152
13	8.50	0.52	9.2	300	300	0	296.1	296.1	172
14	4.50	0.51	5.0	295	295	0	292.3	292.3	2437
15	6.50	0.53	7.1	310	310	0	306.7	306.7	321
16	8.50	0.54	9.1	317	317	0	313.1	313.1	725
17	10.00	0.56	10.7	338	338	0	333.8	333.8	171
18	11.50	0.59	12.2	362	365	3	357.4	360.4	135
19	13.00	0.64	13.7	400	405	5	395.1	400.1	93
20	14.50	0.70	15.2	450	460	10	444.9	454.9	70

	Ed=	162	TSF	E+=	523	TSF	Pt=	20.3	TSF

STS Consultants, Ltd.

Pressuremeter Data Reduction (BX)

STS Job Number: 26363-E	Date: 05-13-05
Boring No. 10
Test Depth: 23.5-26.0 Feet

STS Consultants, Ltd.	Pressuremeter Data Reduction (BX)
STS Job Number: 26363-E
Boring No.: 10
Test Depth: 23.5-26.0 Feet

Water Correction: 0.94

							Corrected	Corrected
	Pressure	Inertia	Corrected	30 Sec.	60 Sec.		30 Sec,	60 Sec.	Incremental
	Readings	Correction	Pressure	Volume	Volume	Creep	Volume	Volume	Modulus
No.	(bars)	(bars)	(tsf)	(cc)	(cc)	(cc)	(cc)	(cc)	(tsf)
1	0.00	0.06	0.9	18	20	2	17.1	19.1
2	0.25	0.12	1.1	42	47	5	41.0	46.0	11
3	0.75	0.24	1.5	92	105	13	90.8	103.8	11
4	1.50	0.30	2.2	138	138	0	136.5	136.5	39
5	2.50	0.33	3.2	160	160	0	158.0	158.0	85
6	4,00	0.36	4.8	180	180	0	177.4	177.4	148
7	5.50	0.39	6.3	195	195	0	191.9	191.9	204
8	7.00	0.41	7.9	210	210	0	206.4	206.4	207
9	3.00	0.40	3.7	203	203	0	200.8	200.8	1456
10	5.00	0.41	5.8	210	210	0	207.1	207.1	654
11	7.00	0.41	7.9	217	217	0	213.5	213.5	646
12	8.50	0.43	9.4	230	230	0	226.1	226.1	247
13	10.00	0.44	11.0	240	240	0	235.7	235.7	328
14	12.00	0.46	13.0	255	255	0	250.3	250.3	294
15	8.00	0.46	8.9	252	252	0	248.2	248.2	4176
16	10.00	0.47	10.9	258	258	0	253.7	253.7	789
17	12.00	0.47	13.0	264	264	0	259.3	259.3	786
18	14.00	0.49	15.1	280	280	0	274.9	274.9	283
19	16.00	0.52	17.2	300	303	3	294.5	297.5	199
20	18.00	0.55	19.2	325	330	5	319.1	324.1	174
21	20.00	0.59	21.3	355	360	5	348.8	353.8	161
22	22.00	0.62	23.3	385	390	5	378.4	383.4	167
23	24.00	0.66	25.4	420	430	10	413.0	423.0	129
24	26.00	0.73	27.4	480	490	10	472.6	482.6	89

	Ed=	311	TSF	E+=	788	TSF	Pt=	33.1	TSF

STS Consultants, Ltd.

Pressuremeter Data Reduction (BX)

STS Job Number: 26363-E	Date: 05-13-05
Boring No. 13
Test Depth: 8.5-11.0 Feet

STS Consultants, Ltd.	Pressuremeter Data Reduction (BX)
STS Job Number: 26363-E
Boring No.: 10
Test Depth: 8.5-11.0 Feet

Water Correction: 0.49

							Corrected	Corrected
	Pressure	Inertia	Corrected	30 Sec.	60 Sec.		30 Sec.	60 Sec.	Incremental
	Readings	Correction	Pressure	Volume	Volume	Creep	Volume	Volume	Modulus
No.	(bars)	(bars)	(tsf)	(cc)	(cc)	(cc)	(cc)	(cc)	(tsf)
1	0.00	0.16	0.3	60	65	5	59.5	64.5
2	0.25	0.24	0.5	100	102	2	99.3	101.3	8
3	0.75	0.29	1.0	126	130	4	125.1	129.1	29
4	1.50	0.35	1.7	170	170	0	168.7	168.7	33
5	2.50	0.40	2.7	205	205	0	203.3	203.3	55
6	3.50	0.44	3.7	240	240	0	237.8	237.8	58
7	1.50	0.43	1.6	225	225	0	223.8	223.8	300
8	2.50	0.44	2.7	239	239	0	237.3	237.3	155
9	3.50	0.47	3.7	258	258	0	255.8	255.8	114
10	4.50	0.52	4.7	295	300	5	292.5	297.5	51
11	5.50	0.59	5.6	355	365	10	352.1	362.1	34
12	6.50	0.70	6.6	425	460	35	421.8	456.8	25
13	7.00	0.82	7.0	550	580	30	546.7	576.7	9

	Ed=	57	TSF	E+=	134	TSF	Pt=	7.3	TSF

STS Consultants, Ltd.

Pressuremeter Data Reduction (BX)

STS Job Number: 26363-E	Date: 05-13-05
Boring No.: 13
Test Depth: 13.5-16.0 Feet

STS Consultants, Ltd.	Pressuremeter Data Reduction (BX)
STS Job Number: 26363-E
Boring No.: 10
Test Depth: 13.5-16.0 Feet

Water Correction: 0.64

							Corrected	Corrected
	Pressure	Inertia	Corrected	30 Sec.	60 Sec.		30 Sec.	60 Sec.	Incremental
	Readings	Correction	Pressure	Volume	Volume	Creep	Volume	Volume	Modulus
No.	(bars)	(bars)	(tsf)	(cc)	(cc)	(cc)	(cc)	(cc)	(tsf)
1	0.00	0.08	0.6	25	28	3	24.3	27.3
2	0.25	0.17	0.7	65	70	5	64.2	69.2	6
3	0.75	0.28	1.2	122	125	3	121.0	124.0	13
4	1.50	0.32	1.9	148	148	0	146.6	146.6	59
5	3.00	0.35	3.4	170	170	0	167.9	167.9	132
6	4.00	0.39	4.4	200	200	0	197.5	197.5	65
7	5.50	0.43	6.0	225	225	0	222.0	222.0	124
8	7.00	0.46	7.5	250	250	0	246.6	246.6	128
9	3.00	0.44	3.3	240	240	0	238.0	238.0	1004
10	5.00	0.46	5.4	255	255	0	252.2	252.2	302
11	7.00	0.47	7.5	265	265	0	261.6	261.6	467
12	8.50	0.50	9.0	285	285	0	281.2	281.2	169
13	10.00	0.52	10.6	307	307	0	302.8	302.8	157
14	12.00	0.57	12.6	340	345	5	335.4	340.4	124
15	14.00	0.63	14.6	393	400	7	388.0	395.0	89
16	16.00	0.69	16.7	437	450	13	431.6	444.6	104

	Ed=	157	TSF	E+=	385	TSF	Pt=	24.5	TSF

STS Consultants, Ltd.

Pressuremeter Data Reduction (BX)

STS Job Number: 26363-E	Date: 05-13-05
Boring No. 13
Test Depth: 21.0-23.5 Feet

Pressuremeter Data Reduction (BX)
STS Consultants, Ltd.
STS Job Number: 26363-E
Boring No.: 13
Test Depth: 21.0-23.5 Feet
Water Correction:          0.87

							Corrected	Corrected
	Pressure	inertia	Corrected	30 Sec.	60 Sec.		30 Sec.	60 Sec.	Incremental
	Readings	Correction	Pressure	Volume	Volume	Creep	Volume	Volume	Modulus
No.	(bars)	(bars)	(tsf)	(cc)	(cc)	(cc)	(cc)	(cc)	(tsf)
1	0.00	0.06	0.8	20	22	2	19.2	21.2
2	0.25	0.11	1.1	37	40	3	36.1	39.1	18
3	0.75	0.27	1.4	115	120	5	113.9	118.9	7
4	1.50	0.31	2.1	145	145	0	143.5	143.5	53
5	2.50	0.34	3.2	162	162	0	160.0	160.0	112
6	4.00	0.36	4.7	175	175	0	172.4	172.4	233
7	6.00	0.38	6.8	190	190	0	186.8	186.8	274
8	8.00	0.40	8.8	205	205	0	201.2	201.2	278
9	10.00	0.42	10.9	220	220	0	215.7	215.7	282
10	6.00	0.41	6.7	213	213	0	209.8	209.8	1395
11	8.00	0.42	8.8	220	220	0	216.2	216.2	643
12	10.00	0.43	10.9	226	226	0	221.7	221.7	757
13	12.00	0.45	13.0	243	245	2	238.3	240.3	226
14	14.00	0.49	15.0	270	275	5	264.9	269.9	146
15	16.00	0.54	17.1	310	320	10	304.5	314.5	100
16	18.00	0.61	19.1	365	380	15	359.2	374.2	79
17	20.00	0.71	21.1	440	470	30	433.8	463.8	56

	Ed=	278	TSF	E+=	700	TSF	P1=	24.9	TSF

STS Consultants, Ltd.
Pressuremeter Data Reduction (BX)
STS Job Number: 26363-E                 Date: 05-13-05
Boring No. 13
Test Depth: 26.0-28.5 Feet

Pressuremeter Data Reduction (BX)
STS Consultants, Ltd.
STS Job Number: 26363-E
Boring No.: 13
Test Depth: 26.0-28.5 Feet
Water Correction:                1.02

							Corrected	Corrected
	Pressure	Inertia	Corrected	30 Sec.	60 Sec.		30 Sec.	60 Sec.	Incremental
	Readings	Correction	Pressure	Volume	Volume	Creep	Volume	Volume	Modulus
No.	(bars)	(bars)	(tsf)	(cc)	(cc)	(cc)	(cc)	(cc)	(tsf)
1	0.00	0.06	1.0	18	20	2	17.1	19.1
2	0.25	0.11	1.2	40	42	2	39.0	41.0	14
3	0.75	0.21	1.6	86	86	0	84.8	84.8	15
4	1.50	0.33	2.3	160	160	0	158.4	158.4	15
5	3.00	0.36	3.8	175	175	0	172.8	172.8	201
6	5.00	0.39	5.9	197	197	0	194.0	194.0	185
7	7.00	0.42	7.9	218	218	0	214.4	214.4	199
8	9.00	0.44	10.0	240	240	0	235.9	235.9	194
9	5.00	0.44	5.8	235	235	0	232.1	232.1	2209
10	7.00	0.45	7.9	243	243	0	239.4	239.4	577
11	9.00	0.46	10.0	252	252	0	247.9	247.9	507
12	11.00	0.49	12.0	273	277	4	268.5	272.5	177
13	13.00	0.53	14.1	312	315	3	307.1	310.1	119
14	15.00	0.60	16.1	365	375	10	359.7	369.7	79
15	17.00	0.70	18.1	435	465	30	429.3	459.3	56

	Ed=	194	TSF	E+=	542	TSF	P1=	21.9	TSF

STS General Notes

DRILLING & SAMPLING SYMBOLS:
SS : Split Spoon - 1-3/8” I.D. 2” O.D,	OS : Osterberg Sampler
Unless otherwise noted	HS : Hollow Stem Auger
ST: Shelby Tube-2” O.D.	WS : Wash Sample
Unless otherwise noted	FT : Fish Tail
PA: Power Auger	RB : Rock Bit
DB : Diamond Bit-NX, BX, AX	BS: Bulk Sample
AS : Auger Sample	PM : Pressuremeter Test
JS : Jar Sample	GS : Giddings Sampler
VS : Vane Shear
Standard “N” Penetration:	Blows per foot of a 140 pound hammer falling 30 inches on a 2 inch O.D. split spoon sampler, except where otherwise noted.

WATER LEVEL MEASUREMENT SYMBOLS:
WL : Water Level	WCI : Wet Cave In
WS : While Sampling	DCI : Dry Cave In
WD : While Drilling	BCR : Before Casing Removal
AB : After Boring	ACR : After Casing Removal
Water levels indicated on the boring logs are the levels measured in the boring at the time indicated. In pervious soils, the indicated elevations are considered reliable groundwater levels. In impervious soils, the accurate determination of groundwater elevations may not be possible, even after several days of observations; additional evidence of groundwater elevations must be sought.
GRADATION DESCRIPTION AND TERMINOLOGY:
Coarse grained or granular soils have more than 50% of their dry weight retained on a #200 sieve; they are described as boulders, cobbles, gravel or sand. Fine grained soils have less than 50% of their dry weight retained on a #200 sieve; they are described as clay or clayey silt if they are cohesive and silt if they are non-cohesive. In addition to gradation, granular soils are defined on the basis of their relative in-place density and fine grained soils on the basis of their strength or consistency and their plasticity.

Description of Other
Major Component of		Components
Sample	Size Range	Present in Sample	Percent Dry Weight
Boulders	Over 8 in. (200 mm)	Trace	1-9
Cobbles	8 inches to 3 inches
	(200 mm to 75 mm)	Little	10-19
Gravel	3 inches to #4 sieve
	(75 mm to 4.76 mm)	Some	20-34
Sand	#4 to #200 sieve
	(4.76 mm to 0.074 mm)	And	35-50
Silt	Passing #200 sieve
(0.074 mm to 0.005 mm)
Clay	Smaller than 0.005 mm

CONSISTENCY OF COHESIVE SOILS:
Unconfined Compressive		RELATIVE DENSITY OF GRANULAR SOILS:
Strength, Qu, tsf	Consistency	N-Blows per foot	Relative Density
<0.25	Very Soft	0-3	Very Loose
0.25-0.49	Soft	4-9	Loose
0.50-0.99	Medium (firm)	10-29	Medium Dense
1.00-1.99	Stiff	30-49	Dense
2.00-3.99	Very Stiff	50-80	Very Dense
4.00-8.00	Hard	>80	Extremely Dense
>8.00	Very Hard

STS Soil Classification System
Fine-grained soilsCoarse-grained soils (More than half of material is smaller than No. 200 sieve size)(More than half of material is larger than No. ZOO sieve size) SandGravel (More than half of coarse fraction(More than half of coorse fraction Highly Silt and clay Silt and clay is smaller than No. 4. sieve size)is. larger than No. 4 sieve size) organic (Liquid limit greater than 50) (Liquid limit less than 50) Sand with fines Clean sandGravel with fines (Appreciable amount (Little or no fines)(Appreciable amount) (Little or no fines) of fines)of fines) Determine percentages of send and gravel from groin-size curve, Depending on percentage of fines (fraction smaller than No. 200 sieve size), coarse-grained soils are classified as fallows: Less than 5 percentGW, GP, SW, SP More than 12 percent .... CM, GC, SW, SC(3) 5 to 12 percentBorderline cases requiring dual symbols
Major Divisions Group Symbols Typical Names Laboratory Classification Criteria GW Well- graded, grovel, gravel- sand mixtures. little or no fines GP Poorly graded grovel, gravel- sand mixtures, little or no lines GM Silly grovel, gravel- sand- silt mixtures GC Clayey gravel, gravel — sand- day mixtures SW Well- graded sand, gravelly sand. little or no fines SP Poorly graded sandr gravelly sand little or no fines SM Silty sand, sand — silt mixtures SC Clayey sand, sand- clay mixtures ML Inorganic silt and very fin* sand. rock flour, silty or clayey fine sand or clayey silt with slight plasticity a Inorganic clay of low to medium plasticity. gravelly clay sandy cloy. silty clay lean clay OL Organic silt and organic silty clay of low plasticity MH Inorganic silt, micaceous or diotomaceous fine sandy or silty soils, elastic silt CH Inorganic clay of high plasticity, fot cloy OH Organic cloy of medium to high plasticity, organic silt PT Peat and other highly organic soil C,+=r- greater thon 4; C = ‘ ., between 1 ic 3 ” Dmc Dn x D« Not meeting oil grodotion requirements for CW Atlertoerg limits below “A* lino or PI less Ihon 4Above A line with PI between 4 and 7 -.are borderf-in* cases requiring use Atterberg limits above “A”°f dual symbols fine or Pt greater Ihon 7 C, = =- Greater than 6: CX_ — -*r-’— between 1 & 3 u Dio“Oio x Ov Wot frieetifig oft grodotion requirements for SW Atterberg limits below ‘A’Umits |(Jtti in line or PI less than *hatched ione with PI between 4 and 7

1)	See STS General Notes for component gradation terminology, consistency of cohesive soils and relative density of granular soils.

2)	Reference: Unified Soil Classification System

3)	Borderline classifications, used for soils possessing characteristics of two groups, are designated by combinations of group symbols
For example: CW—GC, well—graded gravel—sand mixture with clay binder.

STS Field and Laboratory Procedures
SUBSURFACE EXPLORATION FIELD PROCEDURES
Hand-Auger Drilling (HA)
In this procedure, a sampling device is driven into the soil by repeated blows of a sledge hammer or a drop hammer. When the sampler is driven to the desired sample depth, the soil sample is retrieved. The hole is then advanced by manually turning the hand auger until the next sampling depth increment is reached. The hand auger drilling between sampling intervals also helps to clean and enlarge the borehole in preparation for obtaining the next sample.
Power Auger Drilling (PA)
In this type of drilling procedure, continuous flight augers are used to advance the boreholes. They are turned and hydraulically advanced by a truck, trailer or track-mounted unit as site accessibility dictates. In auger drilling, casing and drilling mud are not required to maintain open boreholes.
Hollow Stem Anger Drilling (HS)
In this drilling procedure, continuous flight augers having open stems are used to advance the boreholes. The open stem allows the sampling tool to be used without removing the augers from the borehole. Hollow stem augers thus provide support to the sides of the borehole during the sampling operations.
Rotary Drilling (RB)
In employing rotary drilling methods, various cutting bits are used to advance the boreholes. In this process, surface casing and/or drilling fluids are used to maintain open boreholes.
Diamond Core Drilling (DB)
Diamond core drilling is used to sample cemented formations. In this procedure, a double tube (or triple tube) core barrel with a diamond bit cuts an annular space around a cylindrical prism of the material sampled. The sample is retrieved by a catcher just above the bit. Samples recovered by this procedure are placed in sturdy containers in sequential order.

STS Standard Boring Log Procedures
STS STANDARD BORING LOG PROCEDURES
In the process of obtaining and testing samples and preparing this report, standard procedures are followed regarding field logs, laboratory data sheets and samples.
Field logs are prepared during performance of the drilling and sampling operations and are intended to essentially portray field occurrences, sampling locations and procedures.
Samples obtained in the field are frequently subjected to additional testing and reclassification in the laboratory by experienced geotechnical engineers, and as such, differences between the field logs and the final logs may exist. The engineer preparing the report reviews the field logs, laboratory test data and classifications, and using judgment and experience in interpreting this data, may make further changes. It is common practice in the geotechnical engineering profession not to include field logs and laboratory data sheets in engineering reports, because they do not represent the engineer’s final opinions as to appropriate descriptions for conditions encountered in the exploration and testing work. Results of laboratory tests are generally shown on the boring logs or are described in the text of the report, as appropriate.
Samples taken in the field, some of which are later subjected to laboratory tests, are retained in our laboratory for sixty days and are then discarded unless special disposition is requested by our client. Samples retained over a long period of time, even in sealed jars, are subject to moisture loss which changes the apparent strength of cohesive soil, generally increasing the strength from what was originally encountered in the field. Since they are then no longer representative of the moisture conditions initially encountered, observers of these samples should recognize this factor.

EXHIBIT I
Environmental

PHASE I ENVIRONMENTAL SITE ASSESSMENT
1701-1715 Randall Road
Elgin, Illinois
Prepared For:
John B. Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, Illinois 60007
Attn: Chuck Nicketta
Prepared By:
Pioneer Engineering & Environmental Services, Inc.
700 North Sacramento Boulevard, Suite 100
Chicago, Illinois 60612
(773) 722-9200
Pioneer Project #04-1523
Date Submitted:
November 15, 2004

The following personnel have prepared and/or reviewed this report.
/s/ Megan Wells-Paske

Megan Wells-Paske
Project Manager
Report Reviewer
/s/ Andrea B. Kleinaitis

Andrea B. Kleinaitis
Project Manager
Report Author
04-1523

Pioneer Project Number
November 15, 2004

Date

FIGURE 1:	Site Diagram

LIST OF APPENDICES:
APPENDIX A :	Area Map
APPENDIX B:	USGS Maps
APPENDIX C:	Aerial Photographs
APPENDIX D:	Photographic Log
APPENDIX E:	Environmental Database Report

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
1.0 EXECUTIVE SUMMARY
Pioneer Engineering & Environmental Services, Inc. (Pioneer) was engaged by John B. Sanfilippo & Son, Inc. (Client) to complete a Phase I Environmental Site Assessment (ESA) of the subject property identified as 1701-1715 Randall Road, in Elgin, Illinois. The subject property consists of an irregular-shaped, approximate 97-acre parcel that is improved with two main structures (subject buildings) and several additional smaller structures. A four-story office structure (subject building-A [SB-A]), identified as 1707 Randall Road, encompasses approximately 103,000-square-feet of the site’s north-central portion, and a two-story office/warehouse structure (subject building-B [SB-B]), identified as 1701-1703 Randall Road, encompasses approximately 653,000-square-feet of the site’s southwestern portion. A fire protection system structure and picnic shelter are located on the east-central portion of the site; another fire protection system structure is located southwest of SB-B; a gatehouse is located on the west-central portion of the site; and a barn, identified as Teeple Barn at 1715 Randall Road, is located on the northwestern portion of the site. See Figure 1 for a Site Diagram.
Investigation indicates that the northwestern portion of the subject property, along Randall Road, was developed with residential/agricultural structures, including Teeple Barn, by 1885, Between 1962 and 1972, additional residential structures were constructed on the northwestern and east-central portions of the site. However, the majority of the subject property was historically utilized for agricultural purposes. All of the former on-site structures, with the exception of Teeple Barn, were reportedly demolished in the early 1990s. Subsequently, the subject buildings and associated structures were constructed on site in the late 1980s, and were completed in 1991/1992. The site has reportedly been utilized exclusively by Matshushita Electric Corporation of America (MECA) for office, training, electronic repair, diagnostic analysis, and warehousing/distribution purposes since construction.
Pioneer performed a visual inspection of the site on November 8, 2004. As mentioned, the subject property is currently occupied by MECA. SB-A is utilized primarily for office purposes; however, a kitchen/cafeteria is also located on the first floor of this structure. Reportedly, wastes generated in SB-A consist exclusively of general refuse and waste cooking grease. General refuse is removed on an as-needed basis by Waste Management and waste cooking grease is removed from the site on an as-needed basis by Torvac.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
Operations conducted in SB-B include electronic equipment repair and diagnostic analysis, circuit board fabrication, training, warehousing and packaging operations. The type of equipment repaired and stored on site consists of a variety of electronic products, including television sets (primarily plasma televisions), cash registers, VCR and DVD players, microwave ovens, massage chairs, camcorders and robotic equipment. Electronic repair activities primarily consist of replacing faulty parts, which includes limited soldering activities (to circuit boards) and dusting the equipment (using compressed air cans). Diagnostic analysis activities include repairing damaged equipment by identifying faulty parts or programming pre-made electronic equipment (i.e. cash registers or chip and surging machines). Circuit boards are fabricated in the “Simm Lab” of SB-B by placing plastic boards into machinery that generates holes and impregnates them with specified materials contained on reels. Robotic welding machine training activities are also conducted in SB-B, and electronic equipment packaged in the northwestern portion of SB-B is placed in cardboard boxes/wooden crates and filled with a packaging foam (“Insta-Pak”).
Waste generated in SB-B includes general refuse, used batteries, electronic component waste (i.e., damaged parts/circuit boards), used oil and waste solder. General refuse is removed from SB-B by Waste Management on an as-needed basis; used batteries are collected and sorted on-site before being sent to an off-site Panasonic facility for recycling; and electronic waste is removed from the site by Next Cycle. Reportedly, Safety Kleen is contracted to remove any unused chemicals, used oil or waste solder generated on site on an as-needed basis; however, no waste oil or solder was reportedly located on site at the time of the recent inspection,
Pioneer did not observe any unusual staining or odors or the bulk storage of petroleum/hazardous substances on the subject property during the recent inspection. Additionally, Pioneer did not observe any obvious evidence of underground storage tank (UST) emplacement on site during the inspection and the subject property was not identified on the Illinois Register of USTs.
The subject property, under the facility name MECA, was enrolled into the Illinois EPA’s (IEPA’s) Site Remediation Program (SRP) in May 2004, According to the environmental database report (see Section 5.2), the subject property’s SRP listing currently retains an “open” (unresolved) status associated with an approximate 500-gallon water/ethylene glycol (utilized as a coolant in the on-site cooling systems) release that occurred in February 2004 from a cracked pipe attached to a cooling tower located northwest of SB-B. Pioneer contacted MacTech Engineering & Consulting,

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
Inc. (MacTec), the environmental firm handling the site’s SRP listing, and Mr. James Whitesel, MacTec Project Manager, stated that subsequent to the reported release, MacTec collected soil and groundwater samples in the area of the cooling tower and throughout the subject property. According to Mr. Whitesel, no evidence of ethylene glycol was identified in the samples collected. MacTec’s soil and groundwater investigation report was submitted to the IEPA and accepted as the Site Investigation, Site Objectives and Remediation Objectives Report, Reportedly, a draft “No Further Remediation” (NFR) letter (signifying formal closure) was issued by the IEPA in October 2004 for the site’s SRP listing; however, additional information, including tax identification numbers, was required by the IEPA in order to release the final NFR letter. Subsequently, a final NFR letter (signifying formal closure) was issued to the site on December 3, 2004.
Pioneer submitted a Freedom of Information Act (FOIA) request to the IEPA for additional information pertaining to the site. According to the IEPA, MECA applied for art Illinois Generator ID Number in July 1993; 20 hazardous waste manifests were requested from the IEPA at that time. Additionally, MECA submitted a first Notification of Regulated Waste Activity, dated July 1993 for the generation of less than 2,200 pounds of toxic wastes (“D008” also identified as lead) on site per calendar month. Hazardous Waste Reports (HWR), dating from 1993 to 1997, indicated that the subject property was a periodic generator of hazardous waste. In 1994, approximately 157,900 pounds of hazardous waste were generated on site, identified as damaged consumer electric products/items with the following waste codes: “D006” (cadmium); “D007” (chromium); “D008” (lead); and “D009” (mercury). In 1995 and 1996, the site only generated “D009” wastes, from spent fluorescent ballasts. Reportedly, by 1997, no hazardous wastes were reportedly generated on site.
Additional IEPA documentation included an investigative report, dated May 19, 2004, prepared by MacTec, indicating that a leak of ethylene glycol/water from a cooling tower located outside SB-B was discovered. MacTec advanced six soil borings on site; two samples were collected in close proximity to the release, and the remaining four samples were collected on the northern, eastern and western portions of the site. Additionally, water samples were collected from all four on-site ponds. The soil and water samples were analyzed for ethylene glycol; reportedly, none of the samples exhibited levels of ethylene glycol above the laboratory detection limit (ten parts per million). Based on the results of this investigation, MacTec recommended completing the IEMA reporting requirements and seeking a Focused NFR letter from the IEPA.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
A review of the appropriate federal and state environmental databases revealed that one SRP listing (the subject property, refer to preceding discussion) is located at or within the ASTM minimum search distances.
Upon completion of this report, no recognized environmental conditions (RECs) were identified in connection with the subject property.
The Executive Summary is intended to provide a brief overview of the findings of this investigation. It should be noted that although the Executive Summary is an integral part of a report, it should not be substituted in lieu of reading the entire report. The entire report must be read in order to fully understand the findings and potential environmental concerns associated with the subject property.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
2.0 STATEMENT OF WORK
Pioneer Engineering & Environmental Services, Inc. (Pioneer) was engaged by John B. Sanfilippo & Son, Inc. (Client) to complete a Phase I Environmental Site Assessment (ESA) of the subject property identified as 1701-1715 Randall Road, in Elgin, Illinois. The site consists of an irregular-shaped, approximate 97-acre parcel that is improved with two subject buildings and several smaller structures. The subject buildings encompass a total of approximately 756,000 square feet of the site’s surface area. See Figure 1 for a Site Diagram and Appendix A for an Area Map.
A Phase I ESA is designed to identify, to the extent feasible pursuant to the processes described by ASTM Standard Practice E 1527-00, “recognized environmental conditions” (see definition, following page) in connection with the subject property. The ASTM standard was developed to provide current owners, prospective buyers, lending institutions or other interested parties with qualified professional judgments concerning the presence or likely presence of a petroleum/ hazardous substance release or substantial threat of a release of a petroleum/hazardous substance. The scope of this Phase I ESA includes a historical review of the site’s development and prior use, visual inspection of the site and any associated structures and other improvements, and a review of state and federal environmental/regulatory databases for the subject site and surrounding properties in accordance with the requirements of the ASTM standard. Pioneer’s Phase I ESAs are generally expanded to identify several potential “business environmental risk(s),” including a search for suspect asbestos-containing materials (ACMs), lead-based paint (LBP), and potential polychlorinated biphenyl (PCB)-containing light ballasts. Thus, the information contained within this Phase I ESA has been compiled in such a manner that meets or exceeds the recommended practices established by ASTM Standard Practice E 1527-00, except whereas specified within this report.
The scope of the Phase I ESA can be further expanded from outlined above as specified by the Client, or “User.” Unless specifically instructed by the User as to the purpose of the Phase I ESA, Pioneer is required to assume that it is being prepared for the purpose of qualifying for the innocent landowner defense to CERCLA liability. The following specific additions or instructions were made by the User with regard to the purpose and practice of this Phase I ESA: none.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
The following terminology and definitions are specific to the ASTM standard:
Recognized Environmental Conditions: “the presence or likely presence of any hazardous substances or petroleum products on a property under conditions that indicate an existing release, a past release, or a material threat of a release of any hazardous substances or petroleum products into structures on the property or into the ground, groundwater, or surface water of the property. The term includes hazardous substances or petroleum products even under conditions in compliance with laws. The term is not intended to include ‘de minimis’ conditions (see following definition).”
De Minimis Conditions: “(environmental) conditions that do not generally present a material risk of harm to health or the environment and that generally would not be subject to enforcement action if brought to the attention of appropriate governmental agencies.”
Historical Recognized Environmental Conditions: “(an) environmental condition which in the past would have been considered a recognized environmental condition, but which may or may not be considered a recognized environmental condition currently.”
Business Environmental Risk: “a risk which can have a material environmental or environmentally-driven impact on the business associated with the current or planned use of a parcel of commercial real estate (such as asbestos, regulatory compliance, lead-based paint issues, etc.), not necessarily limited to those environmental issues required to be investigated in this (ASTM) practice.”
Findings: “known or suspect environmental conditions associated with the property, and which may include recognized environmental conditions, historical recognized environmental conditions and de minimis conditions, among other environmental conditions.”

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
3.0 HISTORICAL REVIEW
3.1 Introduction
The historical review process is intended to provide a chronological outline of the prior uses and development of the subject property in accordance with Section 7.3 of the ASTM standard. The investigative research attempts to identify potential environmental hazards and their associations with structures or operations of the past and present. Particular attention was focused on past owners or operations that may have been involved with the generation, treatment, handling, storage, or disposal of petroleum/hazardous materials and other practices that may have led to recognized environmental conditions in connection with the subject property.
Pertinent information was collected from standard historical sources that were reasonably ascertainable, such as Sanborn Fire Insurance Maps, USGS Topographic Maps, aerial photographs, local building and fire department records, tax assessor records, zoning/land use records and interviews with persons knowledgeable of the historical use of the site. Primary sources utilized during this investigation are documented in Section 9.0 of this report. A detailed account of the sources contacted during this investigation, including the dates that information was requested and last updated, is maintained on file at Pioneer and is available upon request.
It should be noted that Pioneer was unable to obtain site documentation dating back to 1940, in accordance with ASTM Standard Practice E 1527-00. However, from the documentation available, it appears that the northwestern portion of the subject property, along Randall Road, was developed with residential and agricultural (i.e., barn, shed) structures by 1885, and the east-central portion of the site was developed with a residence by 1972. The remainder of the site was undeveloped agricultural land prior to the development of the subject buildings in 1992.
3.2 Sanborn Fire Insurance Maps
Sanborn Fire Insurance Maps (Sanborn maps) provide detailed drawings of the location and use of buildings in a given time period as early as the late 1800s. Pioneer reviewed the Sanborn map collection on file at the University of Illinois at Chicago (UIC) Library. However, no maps were found for the subject property or surrounding area.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
3.3 USGS Topographic Maps
Pioneer reviewed USGS 7.5 Minute Topographic Maps (USGS maps) of the area, dated 1962, 1972, 1980, 1992 and 1998 (see Appendix B). The following provides a summary of the pertinent information gathered from the USGS maps reviewed:
1962: On the earliest USGS map reviewed, the northwestern portion of the subject property, along Randall Road, was developed with small, square, rectangular and circular structures that were similar in appearance to residential and agricultural (i.e., barn, shed) structures; the circular structure was similar in appearance to the current on-site Teeple Barn. The southern portion of the site was traversed (in an east to west direction) by a roadway denoted as Lovers Lane Road, which contained a “Horizontal Control Station” (a permanent mark utilized by the USGS for future mapping activities) on its eastern portion. The remainder of the site appeared to be undeveloped vacant land. The areas northwest of the subject property and west of the site were developed with structures that appeared residential/agricultural in nature. The remaining adjacent sites were revealed as being undeveloped vacant land. As a note, the Northwest Tollway (a.k.a. Interstate 90) was developed farther north of the site.
1972 & 1980: The 1972 and 1980 USGS maps revealed no significant changes to the majority of the subject property. However, additional structures that appeared residential in nature were developed on the northwestern portion of the site (along Randall Road) and on the east-central portion of the site (north of Lovers Lane Road). No significant changes were revealed to the adjacent sites.
1992: The 1992 USGS map revealed no significant changes to the subject property, with the exception that Lovers Lane Road had been relabeled as Fox Lane Road and the “Horizontal Control Station” was labeled “Almora” (note: Almora is the town located directly south of the subject property). The area southeast of the site was developed with a large, irregular-shaped structure that was similar in appearance to a current southeast adjacent industrial structure, and the west adjacent sites were further developed with structures that appeared residential in nature. No significant changes were revealed to the north or south adjacent sites.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
1998: On the 1998 USGS map, all the former on-site structures, with the exception of the Teeple Barn (denoted as a “Tank”), had been demolished, and Fox Lane Road no longer traversed the southern portion of the site but was relocated to the south of the subject property. The north-central portion of the site was developed with an irregular-shaped structure that was similar in appearance to subject building-A (SB-A); the southwestern portion of the site was developed with a rectangular structure that was similar in appearance to subject building-B (SB-B); and the east-central portion of the site contained two, small square-shaped structures that were similar in appearance to the current on-site fire protection system structure and picnic shelter. Further, stormwater detention ponds were denoted on the southeastern and western portions of the site, and roadways similar to Alft Lane and Ring Road were denoted on the western portion of the site (to provide access to the site from Randall Road) and around the subject buildings, respectively. The former northwest adjacent residential structure had been demolished and the northwest adjacent site was developed with an off-ramp associated with the northerly-located Northwest Tollway. The east adjacent sites were located within an area that did not specifically identify individual buildings due to the high structure density in the region. However, no significant changes were revealed to the south or west adjacent sites.
As mentioned, Teeple Barn was denoted as a “Tank” on the 1998 USGS map. This is likely due to an error in updating the USGS maps.
3.4 Aerial Photographs
The following provides a summary of the pertinent information gathered from the aerial photographs reviewed, which were dated 1980, 1990, 1999, 2001 and 2002 (see Appendix C):
1980: The 1980 aerial photograph revealed that the northwestern portion of the site, along Randall Road, was developed with several square and rectangular structures, that were similar in appearance to a farmstead containing a residence and barns/shed, and a circular-shaped structure that was similar in appearance to the current on-site Teeple Barn; a structure that appeared residential in nature was also located south of the farmstead (along Randall Road). A roadway traversed the southern portion of the site (in an east to west direction), and another structure that appeared residential in nature was located on the east-central portion of the site,

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
north of this roadway. The remainder of the subject property appeared to be undeveloped land utilized for agricultural purposes, with the exception that the northeastern portion of the site appeared to contain forested land.
The northwest (north of the on-site farmstead) and west adjacent sites were developed with structures that appeared similar to residential and/or agricultural structures. The remaining adjacent areas appeared to be undeveloped agricultural land. The area farther north appeared to be developed with a roadway that was similar in appearance to the current Northwest Tollway.
1990: The 1990 aerial photograph revealed that the north-central portion of the subject property was graded and contained a foundation that was similar in appearance to SB-A. A roadway was constructed along the western and central portions of the southern site border and traversed through the southeastern portion of the site (in a northeasterly direction); this roadway was similar in appearance to the current Fox Lane Road. Another roadway traversed north from Fox Lane Road to the foundation of SB-A on the central portion of the site. Further, a triangular-shaped body of water was located on the southeastern portion of the site, south of Fox Lane Road and similar to the current-day improvements. As a note, several areas that were similar in appearance to bodies of water were visible on the west-central portion of the site. No significant changes were revealed to the remainder of the site.
The former north adjacent residential structure had been demolished and this area was redeveloped with an off-ramp from the farther north Northwest Tollway. The east adjacent site was developed with an irregular-shaped structure that was similar in appearance to the current southeast adjacent industrial structure. No significant changes were revealed to the remaining adjacent sites.
1999 to 2002: The remaining aerial photographs revealed that the former on-site farmstead structures had been demolished, with the exception of the northwesterly-located Teeple Barn. The north-central and southwestern portions of the site were developed with structures that were similar in appearance to the current subject buildings and associated asphalt-paved parking and loading areas. Two smaller structures, similar to the fire protection system structure and picnic shelter, were developed on the east-central portion of the site, and a small structure, similar in appearance to the guard house, was visible on its west-central portion. A roadway, similar to

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
Ring Road, was visible around the perimeter of the site, and a roadway, similar to Alft Lane, was visible on the west-central portion of the site (providing access to the subject property from Randall Road). Further, an additional stormwater detention pond (north of Fox Lane Road) was visible on the southeastern portion of the site, and two stormwater detention ponds were observed on the western portion of the site. The remainder of the subject property contained undeveloped vegetated (grass) cover; however, its northeastern portion appeared to contain wooded growth.
The remaining aerial photographs revealed no significant changes to the majority of the adjacent sites; however, the east adjacent site was further developed with an irregular-shaped structure that was similar in appearance to the current northeast adjacent industrial structure.
3.5 Local Historical Sources
Pioneer submitted a Freedom of Information Act (FOIA) request to the City of Elgin Clerk’s Office in an effort to review information the local code development and fire departments may have on file for the subject property.
Pioneer reviewed the subject property’s file at the Code Development Department. The records did not pre-date 1989 and indicated that the subject buildings were identified as 1701-1711 Randall Road and that Teeple Barn was identified as 1715 Randall Road. Zoning Hearing Minutes, dated 1989, indicated that the city was holding a hearing prior to altering the zoning of the subject property. At that time, the site was described as a five-parcel site, consisting of approximately 100 acres, that was developed with three residential structures on three parcels (the remaining two parcels were identified as being vacant). As a note, all of the structures were to be demolished, with the exception of Teeple Barn, which was reportedly designated as a historic landmark.
Numerous building permits (including electrical, plumbing, sewer and water utility, and heating, ventilation and elevator equipment installation permits), dated 1990 to 1991, were issued to Matsushita Electric Corporation of America (MECA) for the construction of SB-A, a 102,752-square-foot office building, and SB-B, a 653,184-square-foot warehouse structure. Numerous office interior and alteration permits, dated 1993 to 2003, were also issued to the subject buildings.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
Information provided for Teeple Barn indicated that the structure was stabilized by repairing its columns, floor, sills barn bridge and buttress in 1997; structural repairs were conducted and the cupola was reconstructed in 1999; and the structure was re-roofed in 2003.
The Elgin Fire Department file for the site included the following: numerous inspection records, dating from August 1992 to September 2003; Commercial Cooking System Service Inspection Reports, dating from November 1995 to July 2004; and numerous records for fire pump testing activities in 1997, 1999, 2000 and 2002. Additionally, “Tier Two Emergency and Hazardous Chemical Inventory” sheets documented the presence of ethylene glycol (contained in the closed loop cooling system) on site in 1996; the presence of ethylene glycol and sulfuric acid (in the batteries used in the on-site fork-lifts) from 1998 through 2000; and the presence of ethylene glycol, sulfuric acid and lead (in the batteries used in the on-site fork-lifts) from 2001 to 2003. Material Safety Data Sheets (MSDS) for ethylene glycol and sulfuric acid were also included in the fire department’s file for the site.
Additionally, the fire department’s subject property file included an Illinois Hazardous Materials Incident Report (H20040217), dated February 2004, that documented the release of an unknown amount of ethylene glycol from a cooling tower and pipeline containing approximately 3,500- to 5,000-gallons of ethylene glycol in a piping loop. The incident report stated the release was due to a “small leak” that affected approximately 10 square feet of land. No additional information was provided; however, the incident report indicated that an environmental firm would be out to assess the release in order to determine the volume of liquid released. See Section 5.2 for additional information pertaining to the reported release of ethylene glycol at the subject property.
3.6 Key Site Manager Interview/Property Owner Questionnaire
The subject property is reportedly owned by MECA. Pioneer interviewed Mr. James Indelak, MECA Group Manager, and Mr. John Wachowski, MECA Purchasing and Fire and Safety Manager, for information pertaining to the site. Mr. Indelak and Mr. Wachowski informed Pioneer that the subject buildings and associated structures were constructed on the subject property in the early 1990s, following the demolition of several residential/agricultural structures. The site has reportedly been utilized by MECA for office, electronic repair, diagnostic, training, warehousing and

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
distribution purposes since the time of construction, Mr. Indelak and Mr. Wachowski informed Pioneer that they had no knowledge of the emplacement of underground storage tanks (USTs) on site; however, Mr. Wachowski stated that two aboveground storage tanks (ASTs) are currently located on the subject property (see Section 4.8.1). Further, Pioneer was informed that approximately 500-gallons of ethylene glycol (a cooling agent) was released from the air handling equipment north of SB-B in 2004 and that the subject property was enrolled into the State’s Site Remediation Program (SRP) in order to obtain closure for the release (see Section 5.2).
It should be noted that a Kane County Chronicle newspaper clipping, dated May 9, 2004, located in SB-A’s conference room indicated that Teeple Barn was constructed in 1885. The article further reported that the structure was the only 16-sided barn in Illinois and was historically a portion of a dairy farm. Reportedly, residents of Elgin were attempting to raise funds in order to repair the barn.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
4.0 SITE INSPECTION
4.1 Introduction
A visual inspection of the subject property consisted of a physical walk-through of the grounds and buildings to obtain information regarding recognized environmental conditions in connection with the subject site in accordance with Section 8.0 of the ASTM standard. Particular attention was focused on, but not limited to, the nature of apparent past and present operations at and adjacent to the subject site and a specific search for certain petroleum/hazardous substances. The purpose of the inspection is to assess the potential of a release or imminent threat of a release of a petroleum/ hazardous substance and/or waste based on the activities performed and observations noted.
The following sections address the observations noted during the visual inspection conducted on November 8, 2004. Pioneer personnel was accompanied by Mr. Wachowski during the inspection of the interiors of the subject buildings, Teeple Barn and east-centrally-located fire protection structure. It should be noted that observations of the interiors of the structures were limited due to the presence of ceiling-high shelving units and stored goods. Further, observations of the exterior of the site were limited due to the presence of numerous parked automobiles and semi-trucks. As a note, access was not provided to the southwesterly-located fire protection system structure, the gatehouse or the locked semi-loading dock area located south of SB-B. A photographic log for the subject property is included in Appendix D of this report.
4.2 Site Location & General Description
The subject property, which is irregular in shape and encompasses approximately 97 acres, is located at the northeast corner of Randall and Fox Lane Roads, south of the Northwest Tollway (a.k.a. Interstate 90), in Elgin, Illinois. The site is improved by a four-story office structure (SB-A) on its north-central portion; a two-story office/warehouse structure (SB-B) on its southwestern portion; a fire protection system structure and picnic shelter on its east-central portion; a second fire protection system structure (located southwest of SB-B); a gatehouse on its west-central portion; and Teeple Barn on its northwestern portion. As a note, a ground-level covered walkway is located

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Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
on the central portion of the site, providing access from the western portion of SB-A to the central portion of SB-B. See Figure 1 for a Site Diagram.
The subject property is bisected on its southeastern portion by Fox Lane Road, and Alft Lane is located on the west-central portion of the site, providing access to the subject property from Randall Road. Additionally, Ring Road traverses the perimeter of the site. Asphalt-paved parking areas are located south of SB-A and southwest of SB-B and a cobblestone parking area is located at the north-central portion of SB-A (this structure’s main entry). A concrete-paved semi-truck parking area is located southeast of SB-B and a concrete-paved semi-truck loading/parking area is located south of SB-B.
Two stormwater detention ponds are located on the southeastern portion of the site (one north and one south of Fox Lane Road) and two stormwater detention ponds are located on the western portion of the site (one north and one south of Alft Lane). Wooded vegetation, with an associated mulch-lined walking path, is located on the northeastern portion of the site and the northwestern portion of the site contains vegetative growth. The area east of SB-B is grass-covered and contains a soccer field, baseball field and sand-filled volleyball court. Further, the area south of the fire protection system structure/picnic shelter is improved with two fenced tennis courts. Decorative landscaping and grass-cover are located throughout the remainder of the site, and a large, grass-covered mound is located on the northern border of the site, east of the vegetated area.
43 Surrounding Properties
The subject property is located within a mixed-use area of Elgin. The following provides a summary of the adjacent properties noted during the recent site inspection.
North: The subject property is bordered to the north by undeveloped grass-covered land (containing Commonwealth Edison overhead electric transmission lines), followed by a Northwest Tollway off-ramp (to the northwest). Farther north is the Northwest Tollway.
East: The subject property is bordered to the east by Fox Lane Road (center) and two, one-story industrial structures occupied by Colony Display (2000 Fox Lane Road) to the north, and Uni-

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
Chem (1875 Fox Lane Road) to the south. Farther east are the Northwest Tollway and additional industrial structures.
South: The subject property is bordered to the south by Fox Lane Road on its western and central portions and by undeveloped agricultural land on its eastern portion. Farther south is undeveloped agricultural land.
West: The subject property is bordered to the west by Randall Road, followed by (in a north to south direction) undeveloped vacant land, Alft Lane and a 7-Eleven/Citgo gasoline station (1570 Randall Road).
4.4 Physical Setting
The topography of the central portion of the subject property is relatively level, with no significant natural relief features. However, a mounded grass-covered area is located on the northwestern portion of the site, and stormwater detention ponds are located on the southeastern portion of the site and along its western border. According to the most recent USGS map available, the elevation of the subject property is between 870 and 890 feet above mean sea level. Based on further interpretation of this source, localized groundwater is expected to flow in a southerly direction, towards Tyler Creek, which is located approximately 1.5 miles from the site (note: site-specific conditions may vary due to a variety of factors, including geologic anomalies, utilities, nearby pumping wells [if present] and subsurface structures and/or developments).
Pioneer reviewed Plate 1 of the ISGS Circular, dated 1984 and titled Potential for Contamination of Shallow Aquifers in Illinois, by Berg, et al., indicating that the regional geologic materials underlying the subject site are designated as “AX”-type soil. An “AX” soil type classification is described as containing alluvium, a mixture of gravel, sand, silt and clay, which is located along streams and is variable in composition and thickness.
Pioneer contacted Cowhey Gudmundson Leder, Ltd. (CGL), the engineering firm contracted by MECA to assist in the design, development and construction of the on-site structures. According to Mr. Hubert Loftus, Project Engineer for CGL, no fill materials were brought onto the subject

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Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
property during construction activities. However, Mr. Loftus stated that there was an excess of fill material generated during the development of the subject buildings and associated structures. This excess fill was reportedly utilized to create the earthen berm (previously referred to as a grass-covered mound) located along the northern portion of the site (northeast of the Teeple Barn).
4.5 Site Improvements
SB-A, a four-story office structure, encompasses approximately 103,000-square-feet of the site’s north-central portion and is constructed of masonry and steel atop a concrete slab foundation. SB-A’s first floor contains the main entry (north-central portion), a cafeteria/kitchen (south-central portion) and miscellaneous support offices (i.e., copy center, mail room, computer rooms), the pump room, maintenance room and a fitness center. The remainder of the first floor and the second and third floors are improved with office areas. The fourth floor is vacant and does not contain interior improvements. Six cable-operated elevators are located in SB-A and a belowground grease trap is located in SB-A’s kitchen. Flooring materials utilized throughout SB-A include terrazzo, carpeting, vinyl and ceramic tile and concrete; walls consist of drywall, concrete block, concrete and insulated concrete; and ceilings consist of drywall, drop-panel ceiling tile, concrete and insulated concrete. Four overhead doors are located along the SB-A’s south exterior wall. An enclosed outdoor patio is located southwest of SB-A and enclosed air-handling/cooling equipment is located southeast of SB-A.
SB-B, a two-story office and warehouse/distribution structure, encompasses approximately 653,000-square-feet of the site’s southwestern portion and is constructed of masonry and steel atop a concrete slab foundation. The northwestern portion of SB-B (first and second floors) contains general office areas, electronic repair/diagnostic offices and training rooms (note: the second floor is currently unoccupied); the northeastern portion of the structure contains a small garage and electric switch room; and the remainder of the structure consists of warehouse areas (some areas are locked). As a note, a small mezzanine area, utilized to store small parts/equipment, is located in the southeastern portion of the structure. The warehouse area is equipped with a conveyor system and two hydraulic elevators are located in SB-B’s office area. Flooring materials utilized throughout SB-B include terrazzo (main entry at the northwestern portion), carpeting, vinyl and ceramic tile, epoxy-coated and exposed concrete; walls consist of drywall, concrete block and concrete; and

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Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
ceilings consist of drywall, drop-panel ceiling tile, concrete and a steel deck system in the warehouse areas.
The east-centrally located fire protection system structure is constructed of concrete block atop a concrete slab foundation, and the east-centrally located picnic shelter is constructed of concrete, atop a concrete foundation with a wooden roof and no walls. The Teeple Barn is constructed of wood atop a concrete slab foundation, and the covered walkway, which connects SB-A to the SB-B, is constructed of masonry, glass and steel. None of these structures contain interior improvements.
4.6 Site Utilities
The subject property is reportedly connected to the City of Elgin municipal water and sanitary sewer systems. Elgin receives potable water from the Fox River Water Reclamation Plant. SB-A is heated by internal natural-gas fired units (located on each floor); supplemental heat is provided to the maintenance and kitchen areas by natural gas-fired, ceiling-suspended units. SB-A is cooled by cooling towers located in a concrete block-walled area southeast of the structure. The office areas of SB-B are heated by internal natural-gas fired units (located on each floor); supplemental heat is provided to the garage and warehouse areas by natural gas-fired, ceiling-suspended units. SB-B is cooled by cooling towers located in a concrete block-walled area northwest of the structure. As a note, a natural gas-fired, ceiling-suspended unit was observed in the east-central fire protection system structure. Natural gas is supplied by Nicor, and electrical service is provided by Commonwealth Edison (ComEd).
4.7 Facility Operations & Wastes
The subject property is currently occupied by MECA primarily for office, electronic repair, diagnostic analysis, training, warehousing and distribution purposes. Equipment repaired and stored on site consists of a variety of electronic products, including television sets (primarily plasma televisions), cash registers, VCR and DVD players, microwave ovens, massage chairs, camcorders and robotic equipment

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Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
SB-A is utilized primarily for office purposes; however, a copy center, a kitchen/cafeteria and a maintenance room are also located on the first floor of this structure. As a note, Pioneer was informed that only pre-packaged toner (i.e., no wet inks or solvents) is used in the copy center, which conducts typical copying operations on a larger scale. Maintenance activities conducted on site include replacing light bulbs, constructing cubicles and limited touch-up painting activities. Reportedly, wastes generated in SB-A consist exclusively of general refuse and waste cooking grease. General refuse, which is disposed into a compactor or numerous dumpsters observed in the south-central loading dock, is removed on an as-needed basis by Waste Management. As a note, numerous smaller recycling dumpsters were observed in SB-A’s kitchen area. Waste cooking grease is removed from the site on an as-needed basis by Torvac, as observed by a waste grease receptacle located in the south-central loading dock. Further, a below-ground grease trap located in the kitchen area is reportedly serviced by Torvac four times per year.
Operations conducted in SB-B include electronic equipment repair and diagnostic analysis, circuit board fabrication, training, warehousing and packaging operations. Electronic repair activities primarily consist of replacing faulty parts, which includes limited soldering activities (to circuit boards) and dusting the equipment (using compressed air cans). Diagnostic analysis activities include repairing damaged equipment by identifying faulty parts or programming pre-made electronic equipment (i.e. cash registers or chip and surging machines). Circuit boards are fabricated in the “Simm Lab” of SB-B by placing plastic boards into machinery that generates holes and impregnates them with specified materials contained on reels. Robotic welding machine training activities are also conducted on site, and electronic equipment packaged in the northwestern portion of SB-B is placed in cardboard boxes/wooden crates and filled with a packaging foam (“Insta-Pak”).
Waste generated in SB-B includes general refuse, used batteries, electronic component waste (i.e., damaged parts/circuit boards), used oil and waste solder. General refuse is removed from SB-B by Waste Management on an as-needed basis, as observed by dumpsters located throughout the structure and two compactors located along the south exterior wall (note: one compactor was located in the enclosed, southeasterly-located loading dock). Used batteries are collected and sorted on-site before being sent to an off-site Panasonic facility for recycling, and electronic waste is removed from the site by Next Cycle. Reportedly, Safety Kleen is contracted to remove any unused

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Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
chemicals, used oil or waste solder generated on site on an as-needed basis; however, no waste oil or solder was reportedly located on site at the time of the recent inspection.
As a note, MECA utilizes contractors for painting and lawn, elevator and fork-lift maintenance activities. Pioneer was informed that Otis maintains the on-site elevators and Norvanco manages SB-B’s warehouse activities. Further, J&D Lift maintains all on-site fork-lifts in a fork-lift battery charging/repair area located in the southwestern portion of SB-B. A locked maintenance area and triple trap oil/water separator system were observed in this area; however, Pioneer was informed that this equipment is maintained by employees of J&D Lift. Further, the contractors reportedly bring all supplies on-site and remove all wastes generated from their maintenance activities.
Pioneer was informed that no wastewater discharge permits are associated with the subject property as on-site operations do not involve any process wastewater. Further, Pioneer was informed that the subject property formerly maintained an air permit associated with emissions generated during the cleaning of computer key boards with air; however, these operations reportedly ceased and the air permit was not renewed. It should be noted that a formal compliance audit was not included within the scope of this assessment.
4.8 Underground Storage Tanks
Underground storage tanks (USTs) that exist or previously existed at sites may represent a potential environmental risk due to the possibility of tank system failures and/or spills and overfills. An inspection was conducted at the subject property in order to identify the location of any USTs that exist or may have existed. Specific attention was focused on visual indications of equipment associated with USTs, such as fill or vent piping, dispensers, dispenser islands, or evidence of excavations. Information for the UST investigation was gathered from the visual inspection, personal interviews, the local municipal agencies, and the Illinois Register of USTs.
4.8.1 Subject Property Underground Storage Tanks
No obvious evidence of the emplacement of USTs was observed on the subject property and the site was not identified on the Illinois Register of USTs. Additionally, there was no information

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
pertaining to UST emplacement at the subject property in the Elgin Code Development or Fire Department’s files for the site.
4.8.2 Adjacent Property Underground Storage Tanks
None of the adjacent sites were identified on the Illinois Register of USTs. However, Pioneer observed a currently-operating Citgo/7-Eleven gasoline station on the west adjacent site, across Randall Road. Visual observations, including vent pipes, fill ports and dispenser islands, indicated the presence of two USTs on this site, directly east of the on-site convenient store structure. It should be noted that this site, which is located approximately 100 feet from the subject property, is not currently identified as having a reported release (i.e., leaking UST [LUST] incident).
No obvious evidence of the emplacement of USTs was observed on the remaining adjacent sites.
4.9 Other Petroleum/Hazardous Substance Storage
No bulk storage of petroleum/hazardous substances was note on site; however, Pioneer observed an approximate 200-gallon diesel fuel AST in the east-centrally-located fire protection system structure during the recent inspection. Reportedly, diesel fuel is utilized to run the fire protection equipment in case of a fire; this equipment is tested once a week. Additionally, a back-up generator is located at the southeastern portion of SB-A (in the enclosed cooling tower area). A 270-gallon diesel fuel AST is located in the base of this equipment, which has only been utilized once since installation in the early 1990s; this equipment is tested semi-annually. No significant staining or other signs of leakage were observed in the area of the ASTs at the time of the inspection. It should be noted the second fire protection system structure reportedly does not contain any ASTs as its fire protection equipment is powered by electricity.
Pioneer also observed 55-gallon drums of Insta-Pak and a cleaner/degrcaser; and several small-volume containers (one-pint to five-gallon) of the following materials in the subject buildings: miscellaneous cleaning supplies; hydrochloric and nitric acid; acetone; paints; water treatment

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
chemicals (i.e., oxidizers); gasoline; spray paint; black top sealer; carpet adhesive; primer; and hydraulic oil. The majority of these substances were observed in flammables cabinets, or in the individual workstations in the electronic repair areas. No significant staining or other signs of product leakage were observed around the containers at the time of the recent site inspection. As a note, Pioneer also observed 55-gallon “spill kits” and an overpack drum in SB-A’s kitchen area; these containers are reportedly stored on site in case of a spill.
4.10 Asbestos-Containing Materials
This section addresses a potential environmental concern beyond the scope of ASTM Standard Practice E 1527-00. Restrictions for asbestos use in building materials became more stringent in the 1970s, and the use of friable and sprayed-on asbestos was prohibited in 1978 by the Environmental Protection Agency with the passage of the National Emission Standards for Hazardous Air Pollutants (NESHAP). Friable and sprayed-on asbestos-containing materials (ACMs) are easily crumbled or pulverized and therefore easily made airborne. Friable ACMs are a potential health hazard. Non-friable ACMs are not a major concern unless they become airborne by such processes as sanding, drilling, milling, cutting, etc. during renovation or demolition.
A comprehensive asbestos survey is beyond the scope of this Phase I ESA. The asbestos survey conducted at the subject property was limited to an inspection of readily-accessible interior areas and was not intended to be suitable for pre-renovation or demolition purposes. Particular attention was focused on identifying asbestos-containing insulation, plaster materials, floor tiles, and sprayed or troweled-on structural coverings. Sampling and analysis were not included as part of this investigation.
Pioneer identified drywall (and associated tape/joint compound), 12" x 12" vinyl floor tile (and associated mastic), and 2' x 4' drop ceiling tile, which are generally considered suspect ACMs, in the office areas of the subject buildings; additionally, spray-on insulation was observed on the fourth floor and in the kitchen area of SB-A. Based on the date of construction of the subject buildings (early 1990s), Pioneer believes it is unlikely that these materials contain asbestos. However, a review of original building supply lists, manufacturer’s documentation, and/or analytical testing would be necessary to confirm this contention.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
4.11 Lead-Based Paint
The use of lead-based paint (LBP) was widespread in the construction industry prior to 1973, due to its durability. At that time, amendments to the Lead-Based Paint Poisoning Prevention Act established the allowable level of lead in paint to 0.5 percent by weight of dry sample. This limit was implemented to eliminate the hazard of LBP in housing. LBPs can exist on any painted surface. Such paint, if properly maintained and in good condition, poses little risk. However, damaged or deteriorated surfaces can present a health threat, especially to children under six years of age. Chipping or peeling paint poses a threat if ingested; however, the greatest danger lies in the inhalation of dust particles. Lead dust particles, frequently associated with deteriorating LBP, can be brought to the surface by moisture or can be released by friction or by frequent impact on surfaces such as windows and door frames.
A comprehensive survey is beyond the scope of this Phase I ESA. The LBP survey conducted at the subject property was necessarily limited to a visual inspection of readily accessible areas. Particular attention was focused on identifying deteriorated areas of painted surfaces and frequent impact surfaces such as window and door frames. Bulk sampling and analysis of suspect LBPs were not included within the scope of this survey.
Painted surfaces were observed to be in good condition throughout the interior of the subject buildings. Based upon the construction dates of the structures (early 1990s), the painted surfaces are not considered to contain to LBP.
4.12 Potychlorinated Biphenylic Compounds
The use of Polychlorinated Biphenylic (PCB) compounds was widespread in various manufacturing and industrial applications due to their superior dielectric, lubricating and fire-retardant properties prior to their federal ban in 1979. Pioneer’s focus has been limited to the more common potential PCB sources, which include dielectric fluids used in electrical equipment such as transformers and capacitors, unless otherwise stated.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
Numerous step-down transformers were observed throughout the subject buildings during the recent inspection. Based on their installation date Pioneer does not believe that this equipment represents a significant environmental concern to the subject property at this time.
Several pad-mounted electrical transformers were observed on the subject property during the recent inspection. The transformers appeared to be in sound condition, and no signs of leakage or staining were noted. According to information previously received from ComEd, which owns and maintains this equipment, all ComEd transformers in the northern Illinois area were replaced or tested by 1988 and should now be considered “non-PCB.” Therefore, Pioneer does not believe that this equipment represents a significant environmental concern to the subject property.
The ballasts associated with fluorescent light fixtures are also possible sources of PCBs depending on their specific manufacturer and the date of manufacture. Equipment containing PCBs that is old, neglected, or damaged may leak and is therefore potentially hazardous depending on the actual PCB content and the specific PCB isomer involved. As a result, Pioneer includes a discussion of this equipment although this specific potential source of PCBs is beyond the scope of the ASTM standard.
Fluorescent light ballasts were observed throughout the subject buildings and in the east-centrally-located fire protection system structure. However, ballasts located in these structures were not considered as potential sources of PCBs, based upon their apparent age. No additional suspect PCB-containing equipment was observed during the site inspection.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
5.0 ENVIRONMENTAL DATABASE REVIEW
5.1 Introduction
The purpose of this section is to identify sites within a prescribed distance from the subject property that are listed on standard environmental databases that may have a potential impact on the subject property in accordance with Section 7.2 of the ASTM Standard. The following is a list of federal and state databases searched for the area surrounding the subject property; the search distances are noted in parenthesis.

•	NPL:	The National Priorities List (NPL) is a federal list of abandoned or uncontrolled hazardous waste sites identified for priority remedial action under the Superfund program (1.0 mile).

•	CERCLIS:	The Comprehensive Environmental Response, Compensation and Liability Information System (CERCLIS) is a compilation of the sites that the EPA has investigated or is currently investigating, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), for a release or threatened release of a hazardous substance. It also includes abandoned or uncontrolled waste sites identified under the federal Superfund program (0.5 mile). Sites which have been investigated and subsequently delisted from CERCLIS are designated as No Further Remedial Action Planned (NFRAP) sites (subject and adjacent properties).

•	RCRIS:	The Resource Conservation and Recovery Information System (RCRIS) is a listing of facilities that are regulated by the Resource Conservation and Recovery Act (RCRA). RCRIS lists facilities that treat, store or dispose (TSD) of hazardous waste (0.5 mile) and identifies hazardous waste handlers with corrective action (CORRACTS) activity (1.0 mile). RCRIS also lists small-quantity generators (SQGs) and large-quantity generators (LQGs) of hazardous waste (subject and adjacent properties).

•	ERNS:	The Emergency Response Notification System (ERNS) records and stores information on reported releases of oil and hazardous substances (subject property only).

•	UST:	The Underground Storage Tank (UST) database lists USTs registered with the Office of the State Fire Marshal (subject property and adjacent properties).

•	LUST:	The Leaking Underground Storage Tank (LUST) records contain an inventory of LUST incidents reported to the state (0.5 mile).

•	SRP:	The Illinois Site Remediation Program (SRP) database includes properties that are enrolled in the state’s voluntary clean-up program (0.5 mile).

•	SCL:	The State Category List (SCL), which is no longer active, was compiled by the Illinois EPA (IEPA) and includes sites identified for investigation or remediation. The SCL is the state equivalent to the NPL or CERCLIS (1.0 mile).

•	SWF/LF:	The Solid Waste Facilities/Landfills (SWF/LF) records typically contain an inventory of solid waste disposal facilities or landfills, active or inactive, in a particular state (0.5 mile).

•	HISWD:	The Historical Inventory of Solid Waste Disposal (HISWD) database is a one-time issued list, compiled by the Northeastern Illinois Planning Commission (NIPC), which identifies historical waste sites in Northern Illinois (0,5 mile).

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
It should be noted that a Freedom of Information Act (FOIA) request would be required to obtain more information concerning the compliance status of any of the sites identified during the environmental database review. This request may take four to six weeks to obtain. As a matter of standard practice, Pioneer would require client authorization prior to initiation of the process. Any pertinent information subsequently received would then be forwarded to the client and amendments, if warranted, to any recommendations made in this report would be evaluated at that time.
5.2 Federal & State Notifiers/Listings
FirstSearch Technology Corporation (FirstSearch) provided regulatory information for the site and surrounding properties in a radius map report. Properties/listings identified in the Environmental FirstSearch™ Report within the ASTM minimum search distances from the subject property include one SRP listing. Specific information regarding this listing can be found in the complete FirstSearch report, which is included as Appendix E to this report.
The subject property was identified as an “active” SRP site on the environmental database report. According to the FirstSearch report, the subject property was enrolled into the SRP in May 2004 and the listing currently retains an “open” (unresolved) status; however, the current on-line IEPA database reported the SRP listing was “closed” and a “No Further Remediation” (NFR) letter (signifying formal closure) was issued to the site on December 3, 2004. Mr. Indelak and Mr. Wachowski stated that the site’s SRP listing is associated with an approximate 500-gallon water/ethylene glycol (utilized as a coolant in the on-site cooling systems) release that occurred from a cracked pipe attached to a cooling tower located northwest of SB-B in February 2004. Pioneer contacted MacTech Engineering & Consulting, Inc. (MacTec), the environmental firm handling the site’s SRP listing. According to Mr. James Whitesel, MacTec Project Manager, subsequent to the reported release, MacTec collected soil and groundwater samples in the area of the release and throughout the subject property. According to Mr. Whitesel, no evidence of ethylene glycol was identified in the samples collected. Further, Mr. Whitesel stated that ethylene glycol degrades very rapidly and it was unlikely that elevated levels of ethylene glycol would be identified in the samples analyzed. MacTec’s soil and groundwater investigation report was submitted to the IEPA and accepted as the Site Investigation, Site Objectives and Remediation Objectives Report. Reportedly, a draft NFR letter was issued by the IEPA in October 2004 for the site’s SRP listing; however,

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
additional information, including tax identification numbers, was required by the IEPA in order to release the final NFR letter.
Pioneer reviewed the Focused NFR letter, dated December 3, 2004, issued for the subject property’s SRP listing. Reportedly, the letter was issued for the specified release of ethylene glycol at the subject property, which is restricted to commercial/industrial land use. Further, the letter states that the disturbance or removal of contamination that has been left in place must be done in accordance with the Remedial Action Plan (RAP); access to soil contamination may be allowed if, during and after any access, public heath and the environment are protected consistent with the RAP.
Pioneer also submitted a FOIA request to the IEPA for additional information pertaining to the subject property. According to the IEPA, MECA applied for an Illinois Generator ID Number in July 1993; 20 hazardous waste manifests were requested from the IEPA at that time. Additionally, MECA submitted a first Notification of Regulated Waste Activity, dated July 1993 for the generation of less than 2,200 pounds of toxic wastes (“D008” also identified as lead) per calendar month.
A 1993 IEPA Hazardous Waste Report (HWR), dated May 1994, indicated that the subject property did not generate hazardous waste in 1993. A 1994 HWR, dated February 1995, stated that in 1994, approximately 157,900 pounds of hazardous waste were generated on site, which was identified as damaged consumer electric products/items that contained the following waste codes: “D006” (cadmium); “D007” (chromium); “D008” (lead); and “D009” (mercury). A 1995 HWR, dated February 1996, and a 1996 HWR, dated February 1997, indicated the site was only a periodic generator at this time and that only “D009” wastes, from spent fluorescent ballasts, were generated on site during 1995 and 1996. A 1997 HWR, dated February 1998, indicated that no hazardous wastes were generated on site in 1997.
Additional IEPA documentation included an investigative report, dated May 19, 2004 and prepared by MacTec Engineering and Consulting (MacTec). MacTec reported that HVAC contractor personnel discovered a leak of ethylene glycol/water from a cooling tower located outside SB-B. MECA reportedly called an incident in to IEMA, and incident number 20040217 was issued to the site, MacTec subsequently advanced six soil borings on site; two samples were collected in close

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
proximity to the release, and the remaining four samples were collected on the northern, eastern and western portions of the site. Additionally, water samples were collected from all four on-site ponds. The soil and water samples were analyzed for ethylene glycol; reportedly, none of the samples exhibited levels of ethylene glycol above the laboratory detection limit (ten parts per million). Based on the results of this investigation, MacTec recommended completing the IEMA reporting requirements and seeking a Focused NFR letter from the IEPA.
Subsequently, MECA submitted a Site Remediation Program Application and Services Agreement Form, dated May 20, 2005, to the IEPA. This form documented MECA’s request to be enrolled into the SRP and requested a Focused NFR letter for the release of ethylene glycol documented at the site. A letter, dated May 24, 2004, issued to MECA by the IEPA indicated that the site’s enrollment into the SRP was complete and the Mr. Todd Gross would be assigned as the lEPA’s Project Manager for the site.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
6.0 FINDINGS & OPINIONS
Based on the information gathered during this Phase I Environmental Site Assessment, within the scope of this investigation and pursuant to the requirements of ASTM Standard Practice E 1527-00, the following findings and opinions are presented below:
1. Recognized Environmental Conditions:
•	None
2. Historical Recognized Environmental Conditions:
•	None
3. De Minimis Conditions:
•	According to the IEPA, the subject property is identified as a “closed” SRP site associated with an approximate 500-gallon water/ethylene glycol release that occurred from a cracked pipe attached to a cooling tower located northwest of SB-B in February 2004. Apparently, the subject property was enrolled into the SRP in May 2004 and according to a representative of MacTec, soil and groundwater samples were collected in the area of the release and throughout the site and no evidence of ethylene glycol was identified in the samples collected. Reportedly, a draft NFR letter for the site’s SRP listing was issued by the IEPA in October 2004 and the final Focused NFR letter was issued by the IEPA on December 3, 2004. Based on the available information, Pioneer believes the site’s SRP listing represents a de minimis condition to the subject property at this time. However, Pioneer recommends that the final Focused NFR letter be properly recorded.

•	Pioneer observed a currently-operating Citgo/7-Eleven gasoline station on the west adjacent site, across Randall Road. Two USTs are currently located on this site, which is apparently not identified on the Illinois Register of USTs. However, based on its distance (~100 feet), the available information and/or the inferred southerly direction of

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
groundwater flow, Pioneer believes the west adjacent gasoline station represents a de minimis condition to the subject property at this time.
4. Business Environmental Risks:
•	None

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
7.0 CONCLUSIONS
Pioneer Engineering & Environmental Services, Inc. has performed this Phase I Environmental Site Assessment in conformance with the scope and limitations of ASTM Practice E 1527-00 of the subject property located at 1701-1715 Randall Road, in Elgin, Illinois. Any exceptions to, or deletions from, this practice are expressed herein. This assessment has revealed no evidence of recognized environmental conditions (RECs) in connection with the subject property.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
8.0 CLOSING REMARKS
Pioneer warrants that the findings and conclusions contained herein have been promulgated in accordance with ASTM Standard Practice E 1527-00, Phase I Environmental Site Assessment Process, only for the site described in this report. No environmental assessment can eliminate the uncertainty regarding the potential for recognized environmental conditions in connection with a property. The Phase I ESA is designed to reduce, but not eliminate, uncertainty regarding the potential for recognized environmental conditions in connection with a property.
Due to the limited nature of the work, there is a possibility that conditions may exist which could not be identified within the scope of the assessment, or which were not apparent at the time of the report preparation. The scope of the Phase I ESA does not include the sampling or analytical testing of substances encountered at the subject site. Consequently, a subsurface investigation would be necessary in order to analytically determine the environmental condition of the subject site.
Pioneer is not responsible for independently verifying the information provided. Further, Pioneer cannot be held responsible if the user, current owner or key site manager does not communicate to Pioneer any specialized knowledge or experience that is material to recognized environmental conditions in connection directly or indirectly with the subject property.
This report has been prepared for the sole use of the Client identified in the report and can not be relied upon by other persons or entities without the joint permission of the Client and Pioneer. The observations and conclusions contained herein are limited by the scope and intent of the work mutually agreed upon by the Client and Pioneer and the work actually performed. Pioneer believes the findings and conclusions provided in this report are reasonable. However, no warranties are implied or expressed.
Pioneer appreciates the opportunity to be of service to you on this project. We hope this information meets your needs at this time. If you have any questions regarding this initial assessment, please contact us at (773) 722-9200.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

Phase I Environmental Site Assessment
1701-1715 Randall Road
Elgin, Illinois
9.0 REFERENCES
Berg, et al. Potential for Contamination of Shallow Aquifers in Illinois: Illinois State Geologic Survey Circular 532. Champaign: ISGS, 1984. Plate 1.
Elgin, City of. Code Development Department. Review of subject property file. November 8, 2004.
Elgin, City of. Fire Department. Review of subject property file. November 15, 2004.
FirstSearch Technology Corporation (FirstSearch). Environmental FirstSearch™ Report — 1707 Randall Road, Elgin, Illinois. November 1, 2004.
Focused No Further Remediation Letter. December 3, 2004.
IEPA. FOIA documentation. November 22, 2004.
Indelak, James. MECA (the subject property owner) Group Manager. Interview during site inspection. November 8, 2004.
Loftus, Hubert. Cowhey Gudmundson Leder, Ltd. Telephone interview. November 15, 2004.
Northeastern Illinois Planning Commission. “Aerial Photographs.” UIC Library. Docs/Maps Dept.
Terraserver.com. Aerial Photographs. On-line.
United States Geological Survey. “7.5 Minute Series Topographic Maps Elgin, Illinois Quadrangle.” UIC Library. Docs/Maps Dept.
Wachowski, John. MECA Purchasing and Fire and Safety Manager. Interview during site inspection. November 8, 2004.
Whitesel, James. MacTec Engineering & Consulting, Inc. Telephone interview. November 15, 2004.

PIONEER ENGINEERING & ENVIRONMENTAL SERVICES, INC.	November 15, 2004

FIGURE 1
SITE DIAGRAM

Appendix A

APPENDIX A
AREA MAP

ELGIN
SLEEPY
HOLLOW
NORTHWEST TOLLWAY
TOLL
TOLL
SUBJECT PROPERTY
Saddle Club
Joyce Industrial Park
Holmes Rd
ELGIN TOLL PLAZA
DUNDEE TWP.
ELGIN TWP.
BIG TIMBER
RANDALL
Chicago, Milwaukee, St. Paul and Pacific R.R.
Chicago and Northwestern R.R.
Windsor Commerce Center
ELGIN
McLean Square S.C.
Century Oaks Park
Valley Creek S.C.
Fire Station #2
HIGHLAND AVE.
Trinity Terrace
Cumberland
TYLER

PIONEER Engineering & Environmental Services, Inc.

| | | |
|---|---|---|
| 1701-1715 Randall Road<br>Elgin, Illinois | AREA MAP |
| Project Number: 04-1523 | DATE: 2004 |

Appendix B

APPENDIX B
USGS MAPS

N
St Marys Cem
30
29
RANDALL
Gravel Pit
MASON ROAD
NORTH WESTERN
NORTHWEST
SLEEPY HOLLOW
Jelkes
Gravel Pit
BONCOSKY
31
LOVERS LANE
32
ROAD
SUBJECT PROPERTY
Elgin Toll Pla
Big Timber Scout Camp
879
BM 864
5
4
3
RANDALL
Almora
MILWAUKEE
PACIFIC
TIMBER ROAD
Tyler
AVENUE
8
9
Creek
10
Illinois Park Sch

PIONEER Engineering & Environmental Services, Inc.

1701-1715 Randall Road
Elgin, Illinois

Project Number: 04-1523

**USGS TOPOGRAPHIC MAP**
ELGIN, IL. QUADRANGLE
SITE: Section 32, T.42N, R.8E

SCALE: 1" = 2,000'

DATE: 1962

N
St Marys Cem
30
29
RANDALL
Gravel Pit
MASON
ROAD
NORTH WESTERN
NORTHWEST
Jelkes
LOVERS LANE
ROAD
31
32
SUBJECT PROPERTY
Big Timber Scout Camp
Creek
BM 864
Almora
MILWAUKEE
ST PAUL
AND
PACIFIC
TIMBER
AVENUE
5
4
8
9

PIONEER Engineering & Environmental Services, Inc.

1701-1715 Randall Road
Elgin, Illinois

Project Number: 04-1523

**USGS TOPOGRAPHIC MAP**
ELGIN, IL. QUADRANGLE
SITE: Section 32, T.42N, R.8E

SCALE: 1" = 2,000'  DATE: 1972

N
SUBJECT PROPERTY
MASON ROAD
NORTHWESTERN
Creek
NORTHWEST
HOLLOW
Jelkes
31
32
LOVERS LANE
ROAD
Big Timber Scout Camp
879
BM 864
5
4
Almora
ST PAUL
AND
PACIFIC
MILWAUKEE
TIMBER
Tyler
AVENUE
8
9
10
St Thomas More Sch

PIONEER Engineering & Environmental Services, Inc.

| 1701-1715 Randall Road<br>Elgin, Illinois | USGS TOPOGRAPHIC MAP<br>ELGIN, IL. QUADRANGLE<br>SITE: Section 32, T.42N, R.8E |
|---|---|
| Project Number: 04-1523 | SCALE: 1" = 2,000' DATE: 1980 |

N
SUBJECT PROPERTY
ELGIN CORPORATE BOUNDARY
NORTHWEST
FOX LANE
ROAD
MASON
Twin Oaks Ch
Sleepy Hollow Sch
Gravel Pit
Jelkes
Big Timber Scout Camp
Almora
Elgin Toll Plaza
Tyler
AVENUE
WILLOW
30
29
31
32
850
900

| | | |
|---|---|---|
| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | USGS TOPOGRAPHIC MAP<br>ELGIN, IL. QUADRANGLE<br>SITE: Section 32, T.42N, R.8E |
| | Project Number: 04-1523 | SCALE: 1" = 2,000' DATE: 1992 |

N
SUBJECT PROPERTY
ELGIN CORP BDY
MASON
Tollgate
Tank
NORTHWEST
Twin Oaks Ch
RANDALL
30
29
31
WT
Almora
ROAD
FOX
LAKE
Big Timber Scout Camp
Tanks
Creek
TIMBER
879
864
Almora
Elgin Ch
TIMBER
Tyler
AVENUE
Jelkes
NORTH
McLEAN
850
900
750
800

PIONEER Engineering & Environmental Services, Inc.

| | | |
|---|---|---|
| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | USGS TOPOGRAPHIC MAP<br>ELGIN, IL. QUADRANGLE<br>SITE: Section 32, T.42N, R.8E |
| | Project Number: 04-1523 | SCALE: 1" = 2,000' DATE: 1998 |

Appendix C

APPENDIX C
AERIAL PHOTOGRAPHS

N
SUBJECT PROPERTY

| | | |
|---|---|---|
| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | AERIAL PHOTOGRAPH |
| | Project Number: 04-1523 | DATE: 1980 |

N
SUBJECT PROPERTY

| | | |
|---|---|---|
| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | AERIAL PHOTOGRAPH |
| | Project Number: 04-1523 | DATE: 1990 |

N
SUBJECT PROPERTY

| | | |
|---|---|---|
| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | AERIAL PHOTOGRAPH |
| | Project Number: 04-1523 | DATE: 1999 |

N
SUBJECT PROPERTY

| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | AERIAL PHOTOGRAPH |
|---|---|---|
| | Project Number: 04-1523 | DATE: 2001 |

N
SUBJECT PROPERTY

| | | |
|---|---|---|
| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | **AERIAL PHOTOGRAPH** |
| | Project Number: 04-1523 | DATE: 2002 |

Appendix D

APPENDIX D
PHOTOGRAPHIC LOG

SB-A as viewed from the northeast.

SB-B as viewed from the southwest.

Panasonic

Teeple Barn as viewed from the north.

| | | |
|---|---|---|
| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | PHOTOGRAPHIC LOG<br>Project Number: 04-1523<br>November 2004 |

Vegetated area on the northwestern portion of the site.

Wooded area on the northeastern portion of the site.

Stormwater detention pond at the southwest corner of the site.

Stormwater detention pond at the southeast corner of the site.

PIONEER Engineering & Environmental Services, Inc.

1701-1715 Randall Road
Elgin, Illinois

PHOTOGRAPHIC LOG

Project Number: 04-1523

November 2004

Typical undeveloped interior of SB-A's fourth floor.

Typical SB-B electronic repair/office area.

Typical Teeple Barn interior

| PIONEER Engineering & Environmental Services, Inc. | 1701-1715 Randall Road<br>Elgin, Illinois | PHOTOGRAPHIC LOG<br>Project Number: 04-1523<br>November 2004 |
| --- | --- | --- |

CAT

Diesel fuel-fired back-up generator south of SB-A.

PIONEER Engineering & Environmental Services, Inc.

1701-1715 Randall Road
Elgin, Illinois

PHOTOGRAPHIC LOG

Project Number: 04-1523

November 2004

Appendix E

APPENDIX E
ENVIRONMENTAL DATABASE REPORT

FirstSearch Technology Corporation
Environmental FirstSearch™ Report
TARGET PROPERTY:

1707 RANDALL ROAD
ELGIN IL 60123
Job Number: 04-1253
PREPARED FOR:
Pioneer Engineering & Environmental Services
700 N Sacramento Blvd, Suite 101
Chicago, IL 60612
11-01-04

Tel: (317) 543-0010	Fax: (317) 543-1344

Environmental FirstSearch is a registered trademark of FirstSearch Technology Corporation. All rights reserved.

Environmental FirstSearch
Search Summary Report

Target Site:	1707 RANDALL ROAD
ELGIN IL 60123
FirstSearch Summary

Database	Sel	Updated	Radius	Site	1/8	1/4	1/2	l/2>	ZIP	TOTALS

NPL	Y	09-12-04	1.00	0	0	0	0	0	0	0
CERCLIS	Y	09-13-04	0.50	0	0	0	0	—	0	0
NFRAP	Y	06-23-04	0.25	0	0	0	—	—	0	0
RCRA TSD	Y	09-12-04	0.50	0	0	0	0	—	0	0
RCRA COR	Y	09-12-04	1.00	0	0	0	0	0	0	0
RCRA GEN	Y	09-12-04	0.25	0	0	1	—	—	14	15
ERNS	Y	12-31-03	0.15	0	0	0	—	—	6	6
State Sites	Y	10-25-04	1.00	0	1	0	0	0	0	1
Spills- 1990	Y	NA	0.25	0	0	0	—	—	0	0
SWL	Y	12-31-02	0.50	0	0	0	0	—	2	2
REG UST/AST	Y	07-08-04	0.25	0	0	0	—	—	11	11
Leaking UST	Y	09-07-04	0.50	0	0	0	0	—	0	0

- TOTALS -				0	1	1	0	0	33	35
Notice of Disclaimer
Due to the limitations, constraints, inaccuracies and incompleteness of government information and computer mapping data currently available to FirstSearch Technology Corp., certain conventions have been utilized in preparing the locations of all federal, state and local agency sites residing in FirstSearch Technology Corp.’s databases. All EPA NPL and state landfill sites are depicted by a rectangle approximating their location and size. The boundaries of the rectangles represent the eastern and western most longitudes; the northern and southern most latitudes. As such, the mapped areas may exceed the actual areas and do not represent the actual boundaries of these properties. All other sites are depicted by a point representing their approximate address location and make no attempt to represent the actual areas of the associated property. Actual boundaries and locations of individual properties can be found in the files residing at the agency responsible for such information.
Waiver of Liability
Although FirstSearch Technology Corp. uses its best efforts to research the actual location of each site, FirstSearch Technology Corp. does not and can not warrant the accuracy of these sites with regard to exact location and size. All authorized users of FirstSearch Technology Corp.’s services proceeding are signifying an understanding of FirstSearch Technology Corp.’s searching and mapping conventions, and agree to waive any and all liability claims associated with search and map results showing incomplete and or inaccurate site locations.

Environmental FirstSearch
Site Information Report

Request Date:	11-01-04	Search Type:	COORD
Requestor Name:	andrea kleinaitis	Job Number:	04-1253
Standard:	ASTM

TARGET ADDRESS:	1707 RANDALL ROAD
ELGIN IL 60123
Demographics

Sites:	35	Non-Geocoded:	33	Population:	NA
Radon:	0.9- 14.6 PCI/L
Site Location

	Degrees (Decimal)	Degrees (Min/Sec)		UTMs
Longitude:	-88.333718	-88:20:1	Easting:	389673.281

Latitude:	42.076684	42:4:36	Northing:	4658937.33

			Zone:	16
Comment
Comment:
Additional Requests/Services

Adjacent ZIP Codes: 0 Mile(s)		Services:
ZIP
Code City Name	ST Dist/Dir Sel		Requested?	Date
		Sanboms	No
		Aerial Photographs	No
		Topographical Maps	No
		City Directories	No
		Title Search	No
		Municipal Reports	No
		Online Topos	No

Environmental FirstSearch
Sites Summary Report

TARGET SITE:	1707 RANDALL ROAD	JOB:	04-1253
ELGIN IL 60123

TOTAL:	35	GEOCODED:	2	NON GEOCODED:	33	SELECTED:	0

ID	DB Type	Site Name/ID/Status	Address	Dist/Dir	Map ID

2	STATE	MATSUSHITA ELECTRIC CORPORATION OF 0894385239/SRP- ACTIVE	1707 NORTH RANDALL ROAD ELGIN IL 60123	0.11 SW	2

1	RCRAGN	VISION ILR000118539/SGN	2425 ALFT LN ELGIN IL 60123	0.21 SW	1

Environmental FirstSearch
Sites Summary Report

TARGET SITE:	1707 RANDALL ROAD ELGIN IL 60123	JOB:	04-1253

TOTAL:	35	GEOCODED:	2	NON GEOCODED:	33	SELECTED:	0

ID	DB Type	Site Name/ID/Status	Address	Dist/Dir	Map ID

21	ERNS	NRC-543884/RAILROAD	ST CHARLES STREET ELGIN IL	NON GC

22	ERNS	587163/RAIL HIGHWAY CLEARIN	ST STREET RT 31 ELGIN IL	NON GC

25	UST	ACE COFFEE BAR INC 2002895/ACTIVE	30 W 626 ROUTE 20 ELGIN IL 60123	NON GC

3	RCRAGN	ARIANS AUTO BODY ILD984849737/VGN	38 W 604 RTE 20 ELGIN IL 60123	NON GC

26	UST	CHICAGO GRAVEL-ELGIN PIT 2002874/CLOSED	RT 25 ELGIN IL 60123	NON GC

17	ERNS	COMMONWEALTH EDISON 175111/FIXED FACILITY	TSS 79, SPAULDING ADJACENT TO ELGIN IL 60123	NON GC

4	RCRAGN	DIGITAL APPLIANCE CONTROLS ILR000118265/VGN	1901 SOUTH ST ELGIN IL 60123	NON GC

5	RCRAGN	DUO FAST CORP ILR000103341/VGN	2400 GALVIN DR ELGIN IL 60123	NON GC

24	SWL	ELGIN COMPOST FACILITY 0894380047-COMP/CLOSED	SOUTH MCLEAN BLVD, SOUTH OF RO ELGIN IL 60123	NON GC

23	SWL	ELGIN COMPOST FACILITY 0894380047/ACTIVE	SOUTH MCLEAN BLVD, SOUTH OF RO ELGIN IL 60123	NON GC

6	RCRAGN	FIRST PRIORITY INC ILR000124222/LGN	1585 TODD FARM DR ELGIN IL 60123	NON GC

7	RCRAGN	HERITAGE CRYSTAL CLEAN LLC ILR000130062/TR	2250 POINT BLVD STE 250 ELGIN IL 60123	NON GC

8	RCRAGN	HOME DEPOT 1934 ILR000125591/SGN	966 N RANDALL RD ELGIN IL 60123	NON GC

18	ERNS	1-90 WEST BOUND ON THE RAMP TO IL R NRC-618328/MOBILE	ELGIN IL	NON GC

27	UST	LANDWEIER LYNN 2005762/EXEMPT	RT 2 BOX 198 ELGIN IL 60123	NON GC

9	RCRAGN	LARKIN CENTER ILR000116921/SGN	59 PARK ROW ELGIN IL 60123	NON GC

19	ERNS	LIPTON FOODS PLANT NRC-546584/RAILROAD	ELGIN IL	NON GC

10	RCRAGN	M TEK ILR000123281/SGN	1175 JANSEN FARM CT ELGIN IL 60123	NON GC

28	UST	METROPOLITAN RAIL 2033057/EXEMPT	NATIONAL ST PARKING FAC ELGIN IL 60123	NON GC

11	RCRAGN	MOTOROLA D1ST & SERV CENTER ILR000108332/SGN	2200 CALVIN DR ELGIN IL 60123	NON GC

Environmental FirstSearch
Sites Summary Report

TARGET SITE:	1707 RANDALL ROAD	JOB:	04-1253
ELGIN IL 60123

TOTAL:	35	GEOCODED:	2	NON GEOCODED:	33	SELECTED:	0

ID	DB Type	Site Name/ID/Status	Address	Dist/Dir	Map ID

29	UST	MP 326 2022097/MERGED	R R SPAULING RD ELGIN IL 60123	NON GC

12	RCRAGN	NICOR GAS STATION 234 ILD984901421/SGN	SHOE FACTORY RD ELGIN IL 60123	NON GC

30	UST	NU-WAY TREE MOVING INC 2008217/EXEMPT	RT 2 BOX 191 ELGIN IL 60123	NON GC

13	RCRAGN	PARKER SEALS ILR000119735/VGN	2565 NORTHWEST PKWY ELGIN IL 60123	NON GC

31	UST	PET-AG INC 2035465/EXEMPT	30W432 ROUTE 20 ELGIN IL 60123	NON GC

32	UST	READ SEPTIC SER 2018576/CLOSED	322 LONGRIDGE RD ELGIN IL 60123	NON GC

14	RCRAGN	ROHM & HAAS MIDWEST TECH CTR ILR000111716/SGN	2531 TECHNOLOGY DR STE 301 ELGIN EL 60123	NON GC

20	ERNS	SAFETY KLEEN 390362/HIGHWAY RELATED	BETWEEN ST CHARLES AND ELGIN/R ELGIN IL 60123	NON GC

15	RCRAGN	STAR DISPLAYS INC ILD984848481/VGN	38 W 636 RTE 20 ELGIN IL 60123	NON GC

33	UST	VACANT 2041880/CLOSED	960 N. MCLEAN BLVD. ELGIN IL 60123	NON GC

16	RCRAGN	VICTORY LITHOGRAPH INC ILR000121277/SGN	39 W 433 HIGHLAND ELGIN IL 60123	NON GC

34	UST	VILLAGE OF BARTLETT 2027362/ACTIVE	31 W 124-RT 20 ELGIN IL 60123	NON GC

35	UST	W R MEADOWS HANGER 2015132/CLOSED	RT 31 ELGIN AIRPORT ELGIN IL 60123	NON GC

Environmental FirstSearch
Site Detail Report

TARGET SITE:	1707 RANDALL ROAD	JOB:	04-1253
ELGIN IL 60123
STATE SITE

SEARCH ID: 2	DIST/DIR: 0.11 SW		MAP ID: 2

NAME:	MATSUSHITA ELECTRIC CORPORATION OF AMERI	REV:	10/25/04
ADDRESS:	1707 NORTH RANDALL ROAD	ID1:	0894385239
	ELGIN IL 60123	ID2:	ILD984921296
	KANE	STATUS:	SRP- ACTIVE
CONTACT:	JAMES INDELAK	PHONE:	8474684944

SITE INFORMATION

DATE ENROLLED:	5/21/2004
AVERAGE:	99
SITE TYPE:

REMEDIATION APPLICANT:	MR. JAMES INDELAK
1707 NORTH RANDALL ROAD
ELGIN, IL 60123-

PHONE:	8474684944

CONSULTANT:	JAMES L. WHITESEL
MACTEC ENGINEERING & CONSULTING, INC.
1200 JORIE BOULEVARD SUITE 230
OAK BROOK, IL 60523-

PHONE:	(630) 571-2162

PROJECT MANAGER:	GROSS
SECTION 4 (Y) LETTER:
NFR LETTER:
DATE RECORDED:

Site Details Page - 1

Environmental FirstSearch
Site Detail Report

TARGET SITE:	1707 RANDALL ROAD	JOB:	04-1253
ELGIN IL 60123
RCRA GENERATOR SITE

SEARCH ID: 1	D1ST/DIR: 0.21 SW	MAP ID: 1

NAME:	VISION	REV:	9/13/04
ADDRESS:	2425 ALFT LN	ID1:	ILR000118539
	ELGIN IL 60123	ID2:
	KANE	STATUS:	SGN
CONTACT:	BOB NELSON	PHONE:	8479318977
SITE INFORMATION

CONTACT INFORMATION:	BOB NELSON
2425 ALFT LN
ELGIN IL 60123

PHONE:	8479318977

UNIVERSE INFORMATION:

SNC:	N-NO
BOYSNC:	N-NO
GPRA PERMIT:	N-NO
GPRA POSTCLOSURE:	N-NO
GPRA CA:	N-NO
GPRA CME:	N-NO
PERM PROG:	N-NO
PREM W
IMPORTER ACTIVITY:	N-NO	MIX WASTE GEN:	N-NO
RECYCLER ACT:	N-NO	TRANS ACT:	N-NO
TSD ACT:	N-NO	U GRND INJ ACT:	N-NO
UNIV
USED OIL INFORMATION

BURNER:	N-NO	PROCESSOR:	N-NO
REFINER:	N-NO	MARKET BURNER:	N-NO
SPEC MARKETER:	N-NO	TRANSFER FAC:	N-NO
TRANSPORTER:
SECOND ID:		OFF SITE RECEIPT:
ACCESSIBILITY:		COUNTY OWNER:
FED WSTE GEN OWNER:	HQ	FED WASTE GEN:	2
STATE WSTE GEN OWNER:
NAIC INFORMATION

62132 — OFFICES OF OPTOMETRISTS

ENFORCEMENT INFORMATION:

VIOLATION INFORMATION:

HAZARDOUS WASTE INFORMATION:

Ignitable waste
Site Details Page — 2

Environmental FirstSearch
Site Detail Report

TARGET SITE:	1707 RANDALL ROAD	JOB:	04-1253
ELGIN IL 60123
No sites were selected!
Selected Site Details Page — 1

Environmental FirstSearch
Federal Databases and Sources
ASTM Databases:
CERCLIS: Comprehensive Environmental Response Compensation and Liability Information System. The EPA’s database of current and potential Superfund sites currently or previously under investigation. Source: Environmental Protection Agency.
Updated quarterly.
CERCLIS-NFRAP (Archive) : Comprehensive Environmental Response Compensation and Liability Information System Archived Sites. The Archive designation means that, to the best of EPA’s knowledge, assessment at a site has been completed and that EPA has determined no further steps will be taken to list this site on the National Priorities List (NPL). This decision does not necessarily mean that there is no hazard associated with a given site; it only means that, based upon available information, the location is not judged to be a potential NPL site.
Updated quarterly.
ERNS: Emergency Response Notification System. The EPA’s database of emergency response actions. Source: Environmental Protection Agency. Data since January, 2001, has been received from the National Response Center as the EPA no longer maintains this data.
Updated quarterly.
FINDS: The Facility Index System. The EPA’s Index of identification numbers associated with a property or facility which the EPA has investigated or has been made aware of in conjunction with various regulatory programs. Each record indicates the EPA office that may have files on the site or facility. Source: Environmental Protection Agency.
Updated semi-annually.
NPL: National Priority List. The EPA’s list of confirmed or proposed Superfund sites. Source: Environmental Protection Agency.
Updated quarterly.
RCRIS: Resource Conservation and Recovery Information System. The EPA’s database of registered hazardous waste generators and treatment, storage and disposal facilities. Included are RAATS (RCRA Administrative Action Tracking System) and CMEL (Compliance Monitoring & Enforcement List). Source: Environmental Protection Agency.
RCRA TSD: Resource Conservation and Recovery Information System Treatment, Storage, and Disposal Facilities. The EPA’s database of RCRIS sites which treat, store, dispose, or incinerate hazardous waste. This information is also reported in the standard RCRIS detailed data.

ASTM Databases (continued):
RCRA COR: Resource Conservation and Recovery Information System Corrective Action Sites. The EPA’s database of RCRIS sites with reported corrective action. This information is also reported in the standard RCRIS detailed data.
RCRA GEN: Resource Conservation and Recovery Information System Large and Small Quantity Generators. The EPA’s database of RCRIS sites that create more than 100kg of hazardous waste per month or meet other RCRA requirements. Included are RAATS (RCRA Administrative Action Tracking System) and CMEL Compliance Monitoring & Enforcement List).
RCRA NLR: Resource Conservation and Recovery Information System sites No Longer Regulated. The EPA’s database of RCRIS sites that create less than 100kg of hazardous waste per month or do not meet other RCRA requirements.
All RCRA databases are Updated quarterly

Environmental FirstSearch
Federal Databases and Sources
Non-ASTM Databases:
HMIRS: Hazardous Materials Incident Response System. This database contains information from the US Department of Transportation regarding materials, packaging, and a description of events for tracked incidents.
Updated quarterly.
NCDB: National Compliance Database. The National Compliance Data Base System (NCDB) tracks regional compliance and enforcement activity and manages the Pesticides and Toxic Substances Compliance and Enforcement program at a national level. The system tracks all compliance monitoring and enforcement activities from the time an inspector conducts and inspection until the time the inspector closes or the case settles the enforcement action. NCDB is the national repository of the 10 regional and Headquarters FIFRA/TSCA Tracking System (FITS). Data collected in the regional FTTS is transferred to NCDB to support the need for monitoring national performance of regional programs.
Updated quarterly
NPDES: National Pollution Discharge Elimination System. The EPA’s database of all permitted facilities receiving and discharging effluents. Source: Environmental Protection Agency.
Updated semi-annually.
NRDB: National Radon Database. The NRDB was created by the EPA to distribute information regarding the EPA/State Residential Radon Surveys and the National Residential Radon Survey. The data is presented by zipcode in Environmental FirstSearch Reports. Source: National Technical Information Service (NTIS)
Updated Periodically
Nuclear: The Nuclear Regulatory Commission’s (NRC) list of permitted nuclear facilities.
Updated Periodically
PADS: PCB Activity Database System
The EPA’s database PCB handlers (generators, transporters, storers and/or disposers) that are required to notify the EPA, the rules being similar to RCRA. This database indicates the type of handler and registration number. Also included is the PCB Transformer Registration Database.
Updated semi-annually.
Receptors: 1995 TIGER census listing of schools and hospitals that may house individuals deemed sensitive to environmental discharges due to their fragile immune systems.
Updated Periodically .

Non-ASTM Databases (continued) :
RELEASES: Air and Surface Water Releases. A subset of the EPA’s ERNS database which have impacted only air or surface water.
Updated semi-annually.
Soils: This database includes the State Soil Geographic (STATSGO) data for the conterminous United States. It contains information regarding soil characteristics such as water capacity, percent clay, organic material, permeability, thickness of layers, hydrological characteristics, quality of drainage, surface, slope, liquid limit, and the annual frequency of flooding. Source: United States Geographical Survey (USGS).
Updated quarterly.
TRIS: Toxic Release Inventory System. The EPA’s database of all facilities that have had or may be prone to toxic material releases. Source: Environmental Protection Agency.
Updated semi-annually.

Environmental FirstSearch
Illinois Databases and Sources
STATE SITES: The Site Remediation Program (“SRP”) database identifies the status of all voluntary remediation projects administered through the Pre-Notice Site Cleanup Program (1989 to 1995) and the Site Remediation Program (1996 to the present).
Updated quarterly or when available.
UST: Underground Storage Tanks. The Illinois State Fire Marshal’s Office listing of registered underground storage tanks as maintained by the Underground Storage Tank System.
Updated semi-annually or when available.
LUST: Leaking Underground Storage Tanks. The Illinois Environmental Protection Agency database listing of all leaking underground storage tanks as maintained by the Illinois EPA LUST Department.
Updated quarterly or when available.
LANDFILLS: The Illinois Environmental Protection Agency’s Annual Report on Available Disposal for Solid Waste in as maintained by the Illinois Environmental Protection Agency, Bureau of Land.
Updated annually of when available.
PWS: Public Water Supply. The Safe Drinking Hater Information System (SDWIS) is a repository of information about Public Water Supplies. This database is a requirement of the Safe Drinking Water Act (SDWA) of 1986 and was previously known as the Federal Reporting Data System (FRDS) .
Updated when available.

Environmental FirstSearch
Street Name Report for Streets within .25 Mile(s) of Target Property

TARGET SITE:	1707 RANDALL ROAD	JOB:	04-1253
ELGIN IL 60123

Street Name	Dist/Dir	Street Name	Dist/Dir

Alft Ln	0.12 SW
Fox Ln	0.17 SW
I-90	0.17 NE
Mason Rd	0.17 NW
Randall Rd	0.08 NW
Westfield Dr	0.13 NW

# Environmental FirstSearch

1 Mile Radius

ASTM Map: NPL, RCRACOR, STATE Sites

**1707 RANDALL ROAD, ELGIN IL 60123**

90
Jelkes Creek
Soo Line Railroad

*Source: 1999 U.S. Census TIGER Files*

Target Site (Latitude: 42.076684 Longitude: -88.333718) ........

Identified Site, Multiple Sites, Receptor ........................

NPL, Solid Waste Landfill (SWL) or Hazardous Waste ........................

Railroads ........................................................

Black Rings Represent 1/4 Mile Radii; Red Ring Represents 500 ft. Radius

# Environmental FirstSearch

.5 Mile Radius

ASTM Map: CERCLIS, RCRATSD, LUST, SWL

**1707 RANDALL ROAD, ELGIN IL 60123**

90
Pimlico Pkwy
Hickory Hollow Dr
Point Blvd
Oak Hill Dr
Westfield Dr
Randall Road
Alft Lane
Capital St
Fox Lane
Holmes Road
Holmes Road

*Source: 1999 U.S. Census TIGER Files*

Target Site (Latitude: 42.076684 Longitude: -88.333718) .......

Identified Site, Multiple Sites, Receptor ........................

NPL, Solid Waste Landfill (SWL) or Hazardous Waste ........................

Railroads ........................................................................

Black Rings Represent 1/4 Mile Radii; Red Ring Represents 500 ft. Radius

**Environmental FirstSearch**

.25 Mile Radius

ASTM Map: RCRAGEN, ERNS, UST

**1707 RANDALL ROAD, ELGIN IL 60123**

Westfield Dr
Randall Road
Capital St
Fox Lane
90

*Source: 1999 U.S. Census TIGER Files*

Target Site (Latitude: 42.076684 Longitude: -88.333718) ......

Identified Site, Multiple Sites, Receptor ..........................

NPL, Solid Waste Landfill (SWL) or Hazardous Waste ..........................

Railroads ..........................

Black Rings Represent 1/4 Mile Radii; Red Ring Represents 500 ft. Radius